                                                                EXHIBIT 17(B)(2)

[LOGO]                                                             [LOGO]
                                                                   TRUMP
                                                                 TAJ MAHAL
                                                            CASINO - RESORT (TM)

--------------------------------------------------------------------------------

                             DISCUSSION MATERIALS

                                      FOR

                            THE BOARD OF DIRECTORS

                                      OF

                            TAJ MAHAL HOLDING CORP.


                                 Confidential


The information contained herein has been prepared and compiled from publicly available sources, Trump Hotels & Casino Rsorts, Inc., and Taj Mahal Holding Corp. and is intended exclusively for discussion purposes. Neither Rothschild Inc. nor any of its officers, directors, employees, affiates or agents makes any representation or warranty as to the accuracy or completeness of any materials contained herein.

                                January 8, 1996

--------------------------------------------------------------------------------
                                                                 ROTHSCHILD INC.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                               Table of Contents

--------------------------------------------------------------------------------

               Section 1       Transaction Summary

                                . Transaction Value
                                . Valuation Matrix
                                . Capitalization Summary
                                . Sources and Uses
                                . Dilution Analysis

               Section 2       Transaction Considerations

               Section 3       Market Considerations

               Section 4       Gem Business Considerations

               Section 5       Valuation Analysis

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                               Table of Contents

--------------------------------------------------------------------------------

               Exhibits
               --------

                  A        Market Capitalization Analysis
                  B        Discounted Cash Flow Analysis
                  C        Comparable Transaction Analysis
                  D        Estimated Valuation of Realty Corp.'s
                             Specified Parcels and Lease
                  E        Valuation of THCR Warrant
                  F        Management Financial Projections - Base Case
                  G        Management Financial Projections - Expansion Case
                  H        Adjusted Management Financial Projections - Base Case
                  I        Merger Transaction Summary
                  J        Gem Excess Cash Analysis
                  K        Market Multiple Analysis I
                  L        Market Multiple Analysis II
                  M        Analysis of Selected Comparable Acquisitions
                  N        Cost of Capital Analysis
                  O        Atlantic City Casino Stock Index
                           THCR Price/Volume Run
                           Price/Volume Run of Gem's 11.35% Mortgage Bonds

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Merger of Gem into THCR ("Merger Transaction").

 . Gem's Class A shareholders receive $30.00 per share in cash or in THCR shares.

    . At a $21.75 THCR share price (1/5/96 market close), exchange ratio of 1.38 shares per Class A share.

 . Donald Trump ("DJT") receives:

    . Restricted shares which when valued at the full trading price of unrestricted stock would equate to $30.00 per share in THCR shares and,

    . Master warrant to purchase 1.8 million shares in THCR. This warrant will not be transferable and will entitle DJT to purchase 600,000 shares at $30.00 per share for 3 years, another 600,000 shares at $35.00 per share for 4 years, and a third 600,000 shares at $40.00 per share for 5 years. The warrant will be acquired "for investment" and DJT's registration rights will be limited to the underlying shares of the common.

      - Based on a $100.0 Equity Offering (at an assumed price of $21.75 per share) and a Debt Offering of $750.0, and assuming the exercise of the warrant, proforma ownership approximately 38%.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem's Class B shareholders receive $0.50 per share in cash.

 . Gem's First Mortgage Bonds redeemed at par plus accrued interest.

 . NatWest Debt assumed by New Gem.

 . First Fidelity receives $50.0 in cash and $10.0 in THCR shares in consideration for the release of guarantee and the purchase of the Realty Corp.'s specified parcels.

 . Banker's Trust receives $10.0 in cash in consideration for its consent to the Merger Transaction and release of its liens on (i) DJT's direct and indirect equity investments in TTMA and, (ii) the TTMI note.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Value Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------



              Equity
                Purchase of Class A, B, C Shares          $81.4
                                                         ======

              Redemption of Debt and Other Obligations   $853.7
              Assumption of Debt                           45.5
              THCR Equity to First Fidelity                10.0
              Transaction Expenses                         40.0
              Less: Excess Cash                           (71.5)

              Total Transaction Value                    $959.1
                                                         ======


              Transaction Value as a multiple of:
              ----------------------------------------------------------
                1995E Proforma EBITDA              141.3 (1)      6.79 x
                1996F Proforma EBITDA              161.4 (1)      5.94

                1995E Proforma EBIT                $97.4 (1)      9.85 x
                1996F Proforma EBIT               $107.1 (1)      8.95


---------------
  (1)  Addback of Realty rent, Gem Services Agreement Fee and CRDA write down.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                               Valuation Matrix
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                                                Transaction Value as a Multiple of:
                                                           -----------------------------------------------
       Class A  Class B   Class C     (a)        (b)
        Stock    Stock     Stock     Offer   Transaction    LTM      1995E     1996F     1995E     1995E
        Price    Price     Price     Value      Value      EBITDA    EBITDA    EBITDA     EBIT    Revenues
       -------  -------   -------    -----   ----------    ------    ------    ------    -----    --------
       $25.000   $0.500   $25.000    $67.9     $945.6      6.45 x    6.69 x    5.86 x    9.71 x     1.70 x
        25.500    0.500    25.500     69.2      946.9      6.45      6.70      5.87      9.72       1.70
        26.000    0.500    26.000     70.6      948.3      6.46      6.71      5.88      9.73       1.71
        26.500    0.500    26.500     71.9      949.6      6.47      6.72      5.88      9.75       1.71
        27.000    0.500    27.000     73.3      951.0      6.48      6.73      5.89      9.76       1.71
        27.500    0.500    27.500     74.6      952.3      6.49      6.74      5.90      9.78       1.71
        28.000    0.500    28.000     76.0      953.7      6.50      6.75      5.91      9.79       1.72
        28.500    0.500    28.500     77.3      955.0      6.51      6.76      5.92      9.80       1.72
        29.000    0.500    29.000     78.7      956.4      6.52      6.77      5.93      9.82       1.72
        29.500    0.500    29.500     80.0      957.7      6.53      6.78      5.93      9.83       1.72
        30.000    0.500    30.000     81.4      959.1      6.54      6.79      5.94      9.85       1.73
        30.500    0.500    30.500     82.7      960.4      6.55      6.80      5.95      9.86       1.73
        31.000    0.500    31.000     84.1      961.8      6.56      6.81      5.96      9.87       1.73
        31.500    0.500    31.500     85.4      963.1      6.56      6.82      5.97      9.89       1.73
        32.000    0.500    32.000     86.8      964.5      6.57      6.83      5.98      9.90       1.74
        32.500    0.500    32.500     88.1      965.8      6.58      6.84      5.98      9.92       1.74
        33.000    0.500    33.000     89.5      967.2      6.59      6.84      5.99      9.93       1.74
        33.500    0.500    33.500     90.8      968.5      6.60      6.85      6.00      9.94       1.74
        34.000    0.500    34.000     92.2      969.9      6.61      6.86      6.01      9.96       1.74
        34.500    0.500    34.500     93.5      971.2      6.62      6.87      6.02      9.97       1.75
        35.000    0.500    35.000     94.9      972.6      6.63      6.88      6.03      9.98       1.75

       Gem's Proforma Results                            $146.7    $141.3    $161.4     $97.4     $555.9

---------------
(a) After deducting proceeds from the exercise of options and warrants, if applicable.
(b) Offer value + Net Debt and Other Consideration; includes estimated transaction expenses.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                            Capitalization Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Scenario: Class A Share Purchase

                                                        As of March 31, 1996
                                         ----------------------------------------------------
                                                            Proforma      Proforma      % of
                                          THCR      Gem      Adjust.     As Adjust.   Capital.
                                         ------    ------   --------     ---------    -------
         Excess Cash                       $8.5     $82.9     ($71.5)       $19.9         -
         Restricted Cash                    5.5      25.0                    30.5         -
                                         ------    ------     ------     --------
          Total                           $14.0    $107.9     ($71.5)       $50.4
                                         ======    ======     ======     ========

         Debt
         THCR 10.875% Mtg Bonds          $330.0                            $330.0       21.4%
         THCR 15.500% Snr Sec Nts         155.0                             155.0       10.1%
         THCR Cap Lease & Other            45.2                              45.2        2.9%
         Gem 11.350% Mtg Bonds                      793.7     (793.7)         0.0        0.0%
         Gem NatWest Loan                            45.5        0.0         45.5        3.0%
         Gem New Mtg Bonds                            0.0      750.0        750.0       48.7%
                                         ------    ------     ------     --------      -----
          Total                          $530.2    $839.2     ($43.7)    $1,325.7       86.0%
                                         ======    ======     ======     ========      =====
         Shareholders' Equity             $47.0     $29.0     $139.1       $215.1       14.0%
                                         ------    ------     ------     --------      -----
         Total Capitalization            $577.2    $868.2      $95.4     $1,540.8      100.0%
                                         ======    ======     ======     ========      =====

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Sources and Uses Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


       Sources                                      Uses
       ----------------------------------           --------------------------------------------
       Cash on hand                 $71.5           Payment to First Fidelity              $50.0
       New Mortgage Bonds           750.0           Payment to Bankers Trust                10.0
       New Common                   191.0 (1)       Redeem Mtg Bonds                       793.7
                                                    Redeem NatWest Loan                      0.0
                                                    Purchase/Exchange A & C shares          81.0
                                                    Purchase B shares                        0.4
                                                    THCR Equity to First Fidelity           10.0
                                                    Accrued Interest                        27.4
                                                    Transaction Expenses                    40.0
                                  -------                                                -------
                                  1,012.5                                                1,012.5
                                  =======                                                =======


(1) Assumes $100.0 million of new equity is sold to the public.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

        FY 1996 AND FY 1997 Pro Forma  Accretion / (Dilution) Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

   Scenario:     Class A Share Purchase

        THCR
   Standalone                 FY 1996     FY 1997
                              -------     -------
   Adjusted EPS                 $1.87       $2.90


                                                             1996                                           1997
                                          -------------------------------------------    -----------------------------------------
   Pro Forma EPS (1)                                 THCR Price per Share                           THCR Price per Share
   -----------------           Offer      -------------------------------------------    -----------------------------------------
                               Value      $21.750  $22.500  $25.000  $27.500  $30.000    $21.750  $22.500 $25.000 $27.500  $30.000
                               -------    -------  -------  -------  -------  -------    -------  ------- ------- -------  -------
                               $25.000      $1.45    $1.47    $1.52    $1.56    $1.60      $2.84    $2.87   $2.96   $3.04    $3.12
                               $30.000       1.41     1.43     1.48     1.52     1.56      $2.76    $2.79   $2.89   $2.97    $3.05
                               $35.000       1.37     1.38     1.44     1.48     1.52      $2.69    $2.72   $2.82   $2.90    $2.98


   $ Accretion / (Dilution)    Offer
   ------------------------    Value
                               -------
                               $25.000     ($0.41)  ($0.40)  ($0.35)  ($0.31)  ($0.27)    ($0.06)  ($0.03)  $0.06   $0.14    $0.22
                               $30.000      (0.46)   (0.44)   (0.39)   (0.35)   (0.31)    ($0.14)  ($0.11) ($0.01)  $0.07    $0.15
                               $35.000      (0.50)   (0.48)   (0.43)   (0.39)   (0.35)    ($0.21)  ($0.18) ($0.08)  $0.00    $0.08


   % Accretion / (Dilution)    Offer
   ------------------------    Value
                               -------
                               $25.000     -22.22%  -21.36%  -18.77%  -16.51%  -14.53%     -2.23%   -1.16%   2.11%   4.94%    7.42%
                               $30.000     -24.52%  -23.65%  -21.00%  -18.69%  -16.66%     -4.87%   -3.77%  -0.43%   2.48%    5.04%
                               $35.000     -26.72%  -25.83%  -23.14%  -20.78%  -18.70%     -7.38%   -6.26%  -2.85%   0.13%    2.76%

---------------
   (1) Excludes the exercise of the THCR warrant.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Creates a multi-property gaming enterprise with a dominant presence in Atlantic City.

    . Eliminates DJT's potential conflict of interest among two of his largest properties.

 . Provides Gem's Class A shareholders liquidity through THCR shares or cash.

 . A block of 300,000 shares of Gem's Class A common stock was recently traded at $22.00 per share (net of transaction costs).

    . A block of approximately 90,000 shares of Gem's Class A common stock is currently being offered at $23.00 per share.

 . Payment to Bankers Trust.

    . "Cleans up" Gem's equity.
    . THCR will not go forward with proposed transaction if Gem is subject to secured lien on 50% of its equity.
    . Bankers Trust will not release lien without being compensated as proposed in Merger Transaction.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Termination of Taj Services Agreement.

    . Elimination of fees which amounted to approximately $1.9 million, $1.4 million, and $1.6 million during the years ended 1995, 1994, and 1993, respectively.

 . Purchase of Realty Corp.'s parcels.

    . Enables Gem to implement expansion plans on property essential to the entire operation.
    . Eliminates $2.7 million annual lease payment.
    . Repayment of First Fidelity Loan at a significant discount.
    . Gem gains title free and clear of liens and security interests.
    . Upon redemption of the NatWest Loan, Realty Corp. would be entitled to supplemental rent equal to $416,666.67 per month plus an amount equal to 16.5% of the remaining EACF Amount.
    . Removes situation where Realty Corp. gains control of improvements on specified parcels upon expiration of lease.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Purchase of Realty Corp.'s parcels (continued).

    . According to First Fidelity's First Amendment to Amended and Restated Time
      Loan Agreement, First Fidelity will release the specified parcels at the following prices:

                Hutt Parcel:                     $  1.0 million
                Social Security Parcel:             4.6 million
                Consolidated Parcel:                5.0 million
                Synagogue Parcel:                   3.9 million
                "3.7 acre" Tract:                  18.1 million
                "210" Strip:                       33.8 million
                Steel Pier:                        10.0 million
                Presbyterian Ave. Parcel:           1.8 million
                Kramer Warehouse Parcel:            1.8 million
                                                  -------------
                                                  $80.1 million
                                                  =============

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Purchase of Realty Corp.'s parcels (continued).

    . Aggregate release value is significantly above the value being proposed to First Fidelity in the Merger Transaction.

    . Appraisal Group International's March 1994 appraisal indicated current land prices for casino development ranging from $200 to $300 per square foot.

      - Rothschild estimates the present value of the First Fidelity payment stream and the residual value of Realty Corp.'s land and improvements ranging from approximately $64 million to $85 million.

 . Termination Right - THCR Common Stock.

    . THCR:  market value of the THCR Common Stock shall be $20.00 or more.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem's First Mortgage Bonds taken out at par plus accrued.

    . Refinancing provides extension of maturity.
    . Provides flexibility for expansion of Gem, which otherwise would not be allowed under the existing indenture unless a bondholder consent is given. . Elimination of the cash sweep mechanism on the public bonds.
    . Elimination of future payments in-kind.

 . Reduce Gem's long-term debt from $839 million to $796 million.

 . Obtain potential operational synergies between properties and possible cross-marketing benefits.

    . Administration and legal.
    . Marketing.
    . Purchasing.
    . Entertainment.
    . Project management.
    . Warehousing and transportation.
    . Human resources.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                             Market Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Atlantic City continues to experience an improved regulatory environment.

 . For the year ended 1995, Atlantic City casino revenues were $3.7 billion, an increase of approximately 10% compared to the year-ago period.

 . At the end of 1994, the twelve Atlantic City casinos contained 9,227 guest rooms. Over the next two years, approximately 3,600 rooms, excluding Gem, will be constructed, resulting in approximately 40% increase in capacity.

      - Expanded hotel accommodations should enhance future revenue growth in the Atlantic City market as well as promote a destination weekend resort atmosphere.

          . Casino yields from overnight guests are approximately 3.0 to 3.5 times greater than that for a drive-in patron.

      - Potential Mirage Resorts/Circus Circus project would be the single-largest addition to the market since the opening of Gem and could significantly increase the size of the Atlantic City market. Mirage would effectively dilute existing property's fair share (based on casino sq. ft.) by approximately 16%, assuming all properties will have expanded their operations according to announced proposals. Excluding Gem, six casinos plan to expand their casino space by approximately 160,000 square feet, resulting in an approximately 20% increase in total floor space.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                             Market Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . The December 7, 1995 research report by Deutsche Morgan Grenfell/C.J. Lawrence advanced the assumption that market revenues would grow approximately 11% in 1995, 4% in 1996, 5% in 1997, 18% in 1998, 13% in 1999, and 12% in 2000.

 . Atlantic City is a regional market that competes with facilities in the Northeastern and Mid-Atlantic regions and to a lesser extent with gaming enterprises nationwide in addition to facilities operated by Native American tribes.

    . A proposal to allow casino operations in Bridgeport, Connecticut was recently defeated by that state's senate

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Gem Business Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem is considered the premier hotel casino in Atlantic City that focuses on first class service and accommodations that has successfully responded to industry trends and patron's preferences.

 . Gem's estimated gross operating income for the fiscal year 1995 is up approximately 12% compared to the year-ago period.

 . 1995 fiscal year's estimated gross operating income is the highest in the property's history.

 . Management continues to expand its table and slots marketing programs to differentiate the property from competing Atlantic City casinos.

 . Since 1992, Gem has increased its relative market share of table wins.

    . Gem should experience improved slots performance as a result of its recent investment in new machines and expanded marketing programs.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Gem Business Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem's marketing initiatives :

    . In 1995, Gem will have replaced 1,250 slot machines and expect to replace an additional 1,050 in 1996. All machines will be equipped with state-of-the-art technology and built-in bill changers.

    . Recent opening of the "Dragon Room" in response to a growing Asian clientele.

    . Conversion of the Casbah Lounge into a high-end slot area and club.

    . Expected opening of Sultan's Place which will provide the most exclusive gaming area in Atlantic City.

    . Expected additions of The Rain Forest, All Star, and Hard Rock Cafe restaurants will provide additional entertainment opportunities to complement the property's existing operation.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Valuation Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Key Assumptions to Financial Projections:

    . Management Projections:

      - 1996 based on Gem business plan.

      - Gaming and other revenue growth of 5.0% in 1997, 5.5% in 1998, 4.0% in 1999, 4.5% in 2000.
      - Promotional allowances growth of 5.0% in 1997, 5.5% in 1998, 4.0% in 1999, 4.5% in 2000.
      - Operating expense growth of approximately 3.25% per year beginning in 1997.
      - Realty Corp. lease expense of $2.7 million per year.
      - Taj Services Agreement's fee as a percentage of revenues.
      - Capital expenditures of $25.0 million per year.
      - CRDA investment ranging from $7.0 to $8.0 million per year with a write down equal to 50% of investment.
      - Partnership capital distributions of approximately $1.7 million per year.
      - Additionally, Rothschild assumed working capital requirements of $1 million per year and assumed a blended tax provision of 42% on pre-tax earnings.

    . These forecasts do not reflect the expansion program because absent a Transaction or consent by the public bondholders, Gem would be unable to finance such a program.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Valuation Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Key Assumptions to Financial Projections (continued):

    . Adjusted Management Projections:

      - For purposes of our preliminary valuation analyses, we felt that it was prudent to be slightly more conservative than management's financial projections.
      - In developing our financial projections for 1997 and beyond, we made the following assumptions:

          . Net revenue growth of 4% per year.
          . Without any incremental competition, Atlantic City revenues should be expected to grow at a pace of 3% to 4% per year, tracking the level of anticipated inflation. Since 1989, market revenues have grown at compounded annual growth rate of approximately 3.5% and over past ten years, Atlantic City has experienced an annualized rate of approximately 5.5%.
          . All other assumptions were consistent with management's projections.

      - Operating results are sensitive to small fluctuations in revenues; for instance, a 1% divergence in revenues during the 1997-2000 time period would have a cumulative change in EBITDA of approximately $20 million.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Valuation Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Valuation Analyses:

    . Rothschild employed three valuation methodologies: (i) Market
      Capitalization Analysis, (ii) Discounted Cash Flow Analysis, and, (iii) Comparable Transaction Analysis. The range of values per Class A share is unadjusted for the possible dilution from the 14% payment. These analyses do not reflect the expansion program because absent a transaction or consent by public bondholders, Gem would be unable to finance such a program.

    . Market Capitalization Analysis:

      - Rothschild's analysis of current valuation multiples were based on the seven publicly traded enterprises that have operations in Atlantic City:
        Aztar, Bally Entertainment., Hollywood Casino, Harrah's Entertainment, Griffin Gaming & Entertainment, Showboat, and THCR.

          . These companies are currently trading at 5.5 times estimated 1996 and 6.0 times estimated 1995 EBITDA. Implied range of values are as follows:

                         Post-First Fidelity   Post-First Fidelity   Pre-First Fidelity
                            Guarantee (a)         Guarantee (b)          Guarantee
                         -------------------   -------------------   ------------------
Gem Equity Value
    per Class A Share      ($2.23) - $24.91       $2.41 - $29.56        $8.88 - $36.02

----------------
(a)  Guarantee valued at face amount.
(b)  Guarantee valued at a discount to face amount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Valuation Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Valuation Analyses (continued):

    . Discounted Cash Flow Analysis:

      - Based on Management's and Adjusted Management's projections, Rothschild estimated the present value of (i) the future cash flows of Gem that could be expected over a five-year time period without consideration to any benefits from an expansion of the property, and (ii) the year 5 terminal value - determined by multiplying year 5 EBITDA by a range of valuation multiples (4.5 to 5.5) - using discount rates ranging from 12% to 15%. Implied range of values are as follows:

                                         Post-First Fidelity     Post-First Fidelity    Pre-First Fidelity
                                             Guarantee (a)          Guarantee (b)            Guarantee
                                         -------------------     -------------------    ------------------
Gem Equity Value
 per Class A Share
  Management Projections           12%      $22.11  - $67.40     $  26.75  - $72.04      $33.22  - $78.51
                                   15%     ($11.93) - $27.76       ($7.28) - $32.40      ($0.82) - $38.87

  Adjusted Projections             12%     ($ 4.42) - $36.73     $   0.23  - $41.37      $ 6.69  - $47.84
                                   15%     ($35.40) - $ 0.65      ($30.76) - $ 5.30     ($24.29) - $11.76

----------------
(a)  Guarantee valued at face amount.
(b)  Guarantee valued at a discount to face amount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Valuation Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Valuation Analyses (continued):

    . Comparable Transaction Analysis:

      - Rothschild analyzed ten selected acquisitions in the gaming industry over the past five years. Two of the transactions consisted of companies that operated properties in the Atlantic City market.

          . Total enterprise value as a multiple of latest twelve months EBITDA and EBIT ranged from approximately 4.5 to 9.5 and 5.0 to 13.0, respectively. ITT Corporation acquired Caesar's World, Inc. at a 60% premium over trading levels 30 days prior to the announcement of the transaction. Based on Gem's estimated 1995 and 1996 EBITDA levels, the implied range of values is as follows:

                              Post-First Fidelity   Post-First Fidelity   Pre-First Fidelity
                                  Guarantee (a)         Guarantee (b)          Guarantee
                              -------------------   -------------------   -------------------
Gem Equity Value
 per Class A Share
   Including Caesar's World     $  12.97  - $58.25    $  17.61  - $62.89   $  24.08  - $69.36
   Excluding Caesar's World      ($28.05) - $11.30     ($23.40) - $15.94    ($16.93) - $22.41

----------------
(a)  Guarantee valued at face amount.
(b)  Guarantee valued at a discount to face amount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Market Capitalization Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Management Projections
----------------------


                                        Valuation Multiple     Market Capitalization
                                        ------------------   ------------------------
                                        Low    Mid    High     Low      Mid     High
                                        ----   ----   ----   ------   ------   ------
1995E EBITDA                $136.7      5.75   6.00   6.25   $785.9   $820.1   $854.3
1996E EBITDA                $156.5      5.25   5.50   5.75    821.4    860.6    899.7
                                                             ------   ------   ------
TEV Range                                                    $803.7   $840.3   $877.0
                                                             ------   ------   ------

Plus:  Excess Cash (a)                                        $55.8    $55.8    $55.8
Less:  Debt Outstanding (b) (c)                              (865.6)  (865.6)  (865.6)

Equity Value                                                  ($6.0)   $30.6    $67.3
                                                             ======   ======   ======

           Taj Mahal Holding Distribution     50.00%          ($3.0)   $15.3    $33.6
               Per Class A Share                             ($2.23)  $11.34   $24.91

           Memo:
           ----------------------------------
              Unadjusted Book Value per Class A Share (d)             $14.92

(a) Represents estimated cash balances (12/31/95) net of reserves for cage cash, working capital, and accrued cash interest on the Mtg. Bonds.
(b) Estimated as of December 31, 1995, including accrued interest on the Mtg Bonds payable in kind.
(c) Includes $30.0 First Fidelity Guarantee.
(d) Book Value is unadjusted to the extent that the 11.35% bonds are net of unamortized discount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Market Capitalization Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Management Projections

                                          Valuation Multiple     Market Capitalization
                                           Low    Mid   High     Low       Mid     High
                                           ----   ----   ----   ------   ------   ------
1995E EBITDA                   $136.7      5.75   6.00   6.25   $785.9   $820.1   $854.3
1996E EBITDA                   $156.5      5.25   5.50   5.75    821.4    860.6    899.7
                                                                ------   ------   ------
TEV Range                                                       $803.7   $840.3   $877.0
                                                                ------   ------   ------

Plus: Excess Cash      (a)                                       $55.8    $55.8    $55.8
Less: Debt Outstanding (b)(c)                                   (853.0)  (853.0)  (853.0)

Equity Value                                                      $6.5    $43.2    $79.8
                                                                ------   ------   ------

           Taj Mahal Holding Distribution        50.00%           $3.3    $21.6    $39.9
               Per Class A Share                                 $2.41   $15.98   $29.56

           Memo:
           -----------------------------------------------
               Unadjusted Book Value per Class A Share (d)               $14.92


(a) Represents estimated cash balances (12/31/95) net of reserves for cage cash, working capital, and accrued cash interest on the Mtg. Bonds
(b) Estimated as of December 31, 1995, including accrued interest on the Mtg Bonds payable in kind.
(c) Includes First Fidelity Guarantee valued at a discount to face amount.
(d) Book Value is unadjusted to the extent that the 11.35% bonds are net of unamortized discount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Market Capitalization Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Management Projections

                                    Valuation Multiple     Market Capitalization
                                    Low    Mid    High     Low      Mid     High
                                    ----   ----   ----   ------   ------   ------
1995E EBITDA            $136.7      5.75   6.00   6.25   $785.9   $820.1   $854.3
1996E EBITDA            $156.5      5.25   5.50   5.75    821.4    860.6    899.7
                                                         ------   ------   ------
TEV Range                                                $803.7   $840.3   $877.0
                                                         ------   ------   ------

Plus: Excess Cash      (a)                                $55.8    $55.8    $55.8
Less: Debt Outstanding (b)(c)                            (835.6)  (835.6)  (835.6)

Equity Value                                              $24.0    $60.6    $97.3
                                                         ======   ======   ======


         Taj Mahal Holding Distribution  50.00%           $12.0    $30.3    $48.6
             Per Class A Share                            $8.88   $22.45   $36.02
                                                         ------   ------   ------

         Memo:
         ------------------------------------
            Unadjusted Book Value per Class A Share (d)           $14.92

(a) Represents estimated cash balances (12/31/95) net of reserves for cage cash, working capital, and accrued cash interest on the Mtg. Bonds.
(b) Estimated as of December 31, 1995, including accrued interest on the Mtg Bonds payable in kind.
(c) Excludes $30.0 First Fidelity Guarantee.
(d) Book Value is unadjusted to the extent that the 11.35% bonds are net of unamortized discount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                         Discounted Cash Flow Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

MANAGEMENT PROJECTIONS
----------------------
                                                     Fiscal Year Ending December 31,
                                                     -------------------------------
                                                   1996    1997    1998    1999    2000
                                                   ----    ----    ----    ----    ----
                 Revenues                         $579.6  $608.5  $642.0  $667.7   $697.7

                 EBITDA   (a)                     $156.5  $171.6  $190.8  $200.7   $215.5
                   Depreciation                     48.2    35.3    33.5    35.2     37.1
                   CRDA Amortization                 3.2     3.4     3.6     3.7      3.9
                                                  ------  ------  ------  ------   ------
                 Operating Income                  105.1   132.9   153.7   161.7    174.5
                   Tax Provision (42%)             (44.1)  (55.8)  (64.5)  (67.9)   (73.3)
                                                  ------  ------  ------  ------   ------
                 Net Income                        $60.9   $77.1   $89.1   $93.8   $101.2
                                                  ======  ======  ======  ======   ======

                   Working Capital Req'd            (1.0)   (1.0)   (1.0)   (1.0)    (1.0)
                   Capital Expenditures            (28.6)  (25.0)  (25.0)  (25.0)   (25.0)
                   CRDA Investment                  (6.4)   (6.8)   (7.2)   (7.5)    (7.8)
                   Partnership Distribution         (1.7)   (1.7)   (1.7)   (1.7)    (1.7)
                                                  ------  ------  ------  ------   ------
                 Estimated After-Tax Free Cash     $74.6   $81.3   $91.4   $97.6   $106.7
                                                  ======  ======  ======  ======   ======

  MAJOR            Revenue Growth                   4.3%    5.0%    5.5%    4.0%    4.5%
  ASSUMPTIONs      EBITDA Margin                   27.0%   28.2%   29.7%   30.1%   30.9%
                   Net Income Margin               10.5%   12.7%   13.9%   14.0%   14.5%
                   Depreciation / Revenues          8.3%    5.8%    5.2%    5.3%    5.3%
                   Chg in Wkg Cap as % of Reve      4.2%    3.5%    3.0%    3.9%    3.3%
                   Capital Expenditures / Reve      4.9%    4.1%    3.9%    3.7%    3.6%

   PRESENT VALUE              A    +   B                       =                 C        -     D   =   E
                           Discounted Terminal Value as a Multiple of Total Enterprise Value as a     Equity Value as a
                  Discount Unlevered      2000 EBITDA                 Multiple of 2000 EBITDA  (b)    Multiple of 2000 EBITDA
                   Rates   Cash Flows  4.5 x   5.0 x   5.5 x         4.5 x   5.0 x   5.5 x Net Debt  4.5 x   5.0 x   5.5 x
                  -------  ---------   -----   -----   ------        -----   -----   ----- --------  ------  -----   -----
                    12.0%  $319.1    $550.3  $611.5  $672.6          $869.4  $930.5  $991.7  $809.7   $59.7  $120.8  $182.0
                    13.0%   310.8     526.4   584.9   643.4           837.2   895.7   954.2   809.7    27.5    86.0   144.5
                    14.0%   302.9     503.7   559.7   615.7           806.6   862.6   918.6   809.7    (3.1)   52.9   108.9
                    15.0%   295.3     482.2   535.8   589.3           777.5   831.1   884.7   809.7   (32.2)   21.4    75.0
     ANALYSIS              Terminal Value As An Imputed              Terminal Value as a Percentage of  Equity Value Per Class A
                               Multiple of 2000            Discount       Enterprise Value  (A + B)      Multiple of 2000 EBITDA
                              4.5 x    5.0 x   5.5 x        Rates     4.5 x   5.0 x   5.5 x           4.5 x   5.0 x   5.5 x
                              -----    -----   -----       -------    -----   -----   -----           -----   -----   -----
                  Sales      1.39 x   1.54 x  1.70 x          12.0%   63.3%   65.7%   67.8%          $22.11  $44.75  $67.40
                  EBITDA     4.50 x   5.00 x  5.50 x          13.0%   62.9%   65.3%   67.4%          $10.19  $31.86  $53.52
                  EBIT       5.56 x   6.17 x  6.79 x          14.0%   62.4%   64.9%   67.0%          ($1.14) $19.59  $40.32
                  Net Incom  9.58 x  10.65 x 11.71 x          15.0%   62.0%   64.5%   66.6%         ($11.93)  $7.92  $27.76


  Valuation as of December 31, 1995
  ---------------------------------
             (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
             (b)   Includes $30.0 First Fidelity Guarantee.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Discounted Cash Flow Anyalysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

MANAGEMENT PROJECTIONS
----------------------
                                                              Fiscal Year Ending December 31,
                                                              ------------------------------
                                                  1996       1997      1998          1999          2000
                                                  ----       ----      ----          ----          ----
             Revenues                             $579.6     $608.5    $642.0       $667.7       $697.7

             EBITDA   (a)                         $156.5     $171.6    $190.8       $200.7       $215.5
               Depreciation                         48.2       35.3      33.5         35.2         37.1
               CRDA Amortization                     3.2        3.4       3.6          3.7          3.9
                                                  ------     ------    ------       ------      -------
             Operating Income                      105.1      132.9     153.7        161.7        174.5
               Tax Provision (42%)                 (44.1)     (55.8)    (64.5)       (67.9)       (73.3)
                                                  ------     ------    ------       ------      -------
             Net Income                            $60.9      $77.1     $89.1        $93.8       $101.2
                                                  ======     ======    ======       ======      =======

               Working Capital Req'd                (1.0)      (1.0)     (1.0)        (1.0)        (1.0)
               Capital Expenditures                (28.6)     (25.0)    (25.0)       (25.0)       (25.0)
               CRDA Investment                      (6.4)      (6.8)     (7.2)        (7.5)        (7.8)
               Partnership Distribution             (1.7)      (1.7)     (1.7)        (1.7)        (1.7)
                                                  ------     ------    ------       ------      -------
             Estimated After-Tax Free Cash Flow    $74.6      $81.3     $91.4        $97.6       $106.7
                                                  ======     ======    ======       ======      =======

MAJOR          REVENUE GROWTH                       4.3%        5.0%       5.5%         4.0%         4.5%
ASSUMPTIONS    EBITDA Margin                       27.0%      28.2%      29.7%        30.1%        30.9%
               Net Income Margin                   10.5%      12.7%      13.9%        14.0%        14.5%
               Depreciation / Revenues              8.3%       5.8%       5.2%         5.3%         5.3%
               Chg in Wkg Cap as % of Revenues C    4.2%       3.5%       3.0%         3.9%         3.3%
               Capital Expenditures / Revenues      4.9%       4.1%       3.9%         3.7%         3.6%


PRESENT VALUE            A    +      B                   =             C                    -    D    =       E

            Discounted  Terminal Value as a Multiple of         Total Enterprise Value as a                 EQUITY VALUE AS A
   Discount Unlevered             2000 EBITDA                   Multiple of 2000 EBITDA        (b)     MULTIPLE OF 2000 EBITDA
                                  -----------                   -----------------------
   Rates    Cash Flows    4.5 x      5.0 x      5.5 x         4.5 x      5.0 x    5.5 x     Net Debt      4.5 x    5.0 x    5.5 x
   -----    ----------    -----      -----      -----         -----      -----    -----     --------      -----    -----    -----
   12.0%   $319.1         $550.3     $611.5     $672.6       $869.4     $930.5     $991.7    $797.2      $72.2    $133.4   $194.5
   13.0%    310.8          526.4      584.9      643.4        837.2      895.7      954.2     797.2       40.1      98.5    157.0
   14.0%    302.9          503.7      559.7      615.7        806.6      862.6      918.6     797.2        9.5      65.4    121.4
   15.0%    295.3          482.2      535.8      589.3        777.5      831.1      884.7     797.2      (19.7)     33.9     87.5


ANALYSIS    Terminal Value As An Imputed                      Terminal Value as a Percentage of       EQUITY VALUE PER CLASS A SHARE
                 Multiple of 2000                    Discount       Enterprise Value (A+B)                MULTIPLE OF 2000 EBITDA
             4.5x         5.0x        5.5x             Rates   4.5x      5.0x       5.5x                4.5x     5.0x      5.5x
             ----         ----        ----           -------   ----      ----       ----                ----     ----      ----
Sales        1.39 x         1.54 x     1.70 x          12.0%   63.3%      65.7%      67.8%              $26.75    $49.40   $72.04
EBITDA       4.50 x         5.00 x     5.50 x          13.0%   62.9%      65.3%      67.4%              $14.84    $36.50   $58.16
EBIT         5.56 x         6.17 x     6.79 x          14.0%   62.4%      64.9%      67.0%               $3.50    $24.23   $44.96
Net Incom    9.58 x        10.65 x    11.71 x          15.0%   62.0%      64.5%      66.6%              ($7.28)   $12.56   $32.40

VALUATION AS OF DECEMBER 31, 1995
---------------------------------
        (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
        (b) Includes First Fidelity Guarantee valued at a discount to face amount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Discounted Cash Flow Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

MANAGEMENT PROJECTIONS
----------------------
                                                                Fiscal Year Ending December 31,
                                                                ------------------------------
                                                    1996       1997      1998          1999          2000
                                                    ----       ----      ----          ----          ----
             Revenues                               $579.6     $608.5    $642.0       $667.7       $697.7

             EBITDA   (a)                           $156.5     $171.6    $190.8       $200.7       $215.5
               Depreciation                           48.2       35.3      33.5         35.2         37.1
               CRDA Amortization                       3.2        3.4       3.6          3.7          3.9
                                                    ------     ------    ------       ------      -------
             Operating Income                        105.1      132.9     153.7        161.7        174.5
               Tax Provision (42%)                   (44.1)     (55.8)    (64.5)       (67.9)       (73.3)
                                                    ------     ------    ------       ------      -------
             Net Income                              $60.9      $77.1     $89.1        $93.8       $101.2
                                                    ======     ======    ======       ======      =======

               Working Capital Req'd                  (1.0)      (1.0)     (1.0)        (1.0)        (1.0)
               Capital Expenditures                  (28.6)     (25.0)    (25.0)       (25.0)       (25.0)
               CRDA Investment                        (6.4)      (6.8)     (7.2)        (7.5)        (7.8)
               Partnership Distribution               (1.7)      (1.7)     (1.7)        (1.7)        (1.7)
                                                    ------     ------    ------       ------      -------
             Estimated After-Tax Free Cash Flow      $74.6      $81.3     $91.4        $97.6       $106.7
                                                    ======     ======    ======       ======      =======

MAJOR          Revenue Growth                         4.3%        5.0%       5.5%         4.0%         4.5%
ASSUMPTIONS    EBITDA Margin                         27.0%       28.2%      29.7%        30.1%        30.9%
               Net Income Margin                     10.5%       12.7%      13.9%        14.0%        14.5%
               Depreciation / Revenues                8.3%        5.8%       5.2%         5.3%         5.3%
               Chg in Wkg Cap as % of Revenues Chg.   4.2%        3.5%       3.0%         3.9%         3.3%
               Capital Expenditures / Revenues        4.9%        4.1%       3.9%         3.7%         3.6%


PRESENT VALUE            A    +      B                   =             C                    -    D    =       E

            Discounted  Terminal Value as a Multiple of         Total Enterprise Value as a                 EQUITY VALUE AS A
   Discount Unlevered             2000 EBITDA                   Multiple of 2000 EBITDA        (b)     MULTIPLE OF 2000 EBITDA
                        -------------------------------         ---------------------------            -----------------------
   Rates    Cash Flows    4.5 x      5.0 x      5.5 x         4.5 x      5.0 x    5.5 x     Net Debt      4.5 x    5.0 x    5.5 x
   -----    ----------    -----      -----      -----         -----      -----    -----     --------      -----    -----    -----
   12.0%   $319.1         $550.3     $611.5     $672.6       $869.4     $930.5     $991.7    $779.7      $89.7    $150.8    $212.0
   13.0%    310.8          526.4      584.9      643.4        837.2      895.7      954.2     779.7       57.5     116.0     174.5
   14.0%    302.9          503.7      559.7      615.7        806.6      862.6      918.6     779.7       26.9      82.9     138.9
   15.0%    295.3          482.2      535.8      589.3        777.5      831.1      884.7     779.7       (2.2)     51.4     105.0


ANALYSIS    Terminal Value As An Imputed                      Terminal Value as a Percentage of       EQUITY VALUE PER CLASS A SHARE
                 Multiple of 2000                                  Enterprise Value (A+B)                 MULTIPLE OF 2000 EBITDA
            ----------------------------             Discount ---------------------------------       ------------------------------
             4.5x         5.0x        5.5x             Rates   4.5x      5.0x       5.5x                4.5x     5.0x      5.5x
             ----         ----        ----           -------   ----      ----       ----                ----     ----      ----
Sales        1.39 x         1.54 x     1.70 x          12.0%   63.3%      65.7%      67.8%              $33.22    $55.86   $78.51
EBITDA       4.50 x         5.00 x     5.50 x          13.0%   62.2%      65.3%      67.4%              $21.30    $42.97   $64.63
EBIT         5.56 x         6.17 x     6.79 x          14.0%   62.4%      64.9%      67.0%               $9.97    $30.70   $51.43
Net Incom    9.58 x        10.65 x    11.71 x          15.0%   62.0%      64.5%      66.6%              ($0.82)   $19.03   $38.87

VALUATION AS OF DECEMBER 31, 1995
---------------------------------
  (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
  (b) Excludes $30.0 First Fidelity Guarantee.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Discounted Cash Flow Anyalysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

ADJUSTED MANAGEMENT PROJECTIONS
-------------------------------
                                                              Fiscal Year Ending December 31,
                                                              ------------------------------
                                                  1996       1997      1998          1999          2000
                                                  ----       ----      ----          ----          ----
             Revenues                             $579.6     $602.7    $626.8       $651.9       $678.0

             EBITDA   (a)                         $156.5     $165.8    $175.6       $184.9       $195.8
               Depreciation                         48.2       35.3      33.5         35.2         37.1
               CRDA Amortization                     3.2        3.4       3.6          3.7          3.9
                                                  ------     ------    ------       ------      -------
             Operating Income                      105.1      127.1     138.5        146.0        154.8
               Tax Provision (42%)                 (44.1)     (53.4)    (58.2)       (61.3)       (65.0)
                                                  ------     ------    ------       ------      -------
             Net Income                            $60.9      $73.7     $80.3        $84.7        $89.8
                                                  ======     ======    ======       ======      =======

               Working Capital Req'd                (1.0)      (1.0)     (1.0)        (1.0)        (1.0)
               Capital Expenditures                (28.6)     (25.0)    (25.0)       (25.0)       (25.0)
               CRDA Investment                      (6.4)      (6.8)     (7.2)        (7.5)        (7.8)
               Partnership Distribution             (1.7)      (1.7)     (1.7)        (1.7)        (1.7)
             Estimated After-Tax Free Cash Flow    $74.6      $77.9     $82.6        $88.5        $95.3
                                                  ======     ======    ======       ======      =======

MAJOR          REVENUE GROWTH                      4.3%        4.0%       4.0%         4.0%         4.0%
ASSUMPTIONS    EBITDA Margin                       27.0%      27.5%      28.0%        28.4%        28.9%
               Net Income Margin                   10.5%      12.2%      12.8%        13.0%        13.2%
               Depreciation / Revenues              8.3%       5.9%       5.3%         5.4%         5.5%
               Chg in Wkg Cap as % of Revenues C    4.2%       4.3%       4.1%         4.0%         3.8%
               Capital Expenditures / Revenues      4.9%       4.1%       4.0%         3.8%         3.7%


PRESENT VALUE            A    +      B                   =             C                    -    D    =       E

            Discounted  Terminal Value as a Multiple of         Total Enterprise Value as a                 EQUITY VALUE AS A
   Discount Unlevered             2000 EBITDA                   Multiple of 2000 EBITDA        (b)     MULTIPLE OF 2000 EBITDA
                                  -----------                   -----------------------
   Rates    Cash Flows    4.5 x      5.0 x      5.5 x         4.5 x      5.0 x    5.5 x     Net Debt      4.5 x    5.0 x    5.5 x
   -----    ----------    -----      -----      -----         -----      -----    -----     --------      -----    -----    -----
   12.0%   $297.8         $499.9     $555.5     $611.0       $797.8     $853.3     $908.9    $809.7     ($11.9)    $43.6    $99.2
   13.0%    290.3          478.2      531.3      584.5        768.5      821.6      874.8     809.7      $41.2)     11.9     65.1
   14.0%    283.0          457.6      508.4      559.3        740.6      791.5      842.3     809.7      (69.1)    (18.2)    32.6
   15.0%    276.1          276.1      486.7      535.4        714.1      762.8      811.5     809.7      (95.6)    (46.9)     1.8


ANALYSIS    Terminal Value As An Imputed                      Terminal Value as a Percentage of       EQUITY VALUE PER CLASS A SHARE
                 Multiple of 2000                    Discount     Enterprise Value  (A + B)               MULTIPLE OF 2000 EBITDA
             4.5x         5.0x        5.5x             Rates   4.5x      5.0x       5.5x                4.5x     5.0x      5.5x
             ----         ----        ----           -------   ----      ----       ----                ----     ----      ----
Sales        1.30 x         1.44 x     1.59 x          12.0%   62.7%      65.1%      67.2%              ($4.42)   $16.15   $36.73
EBITDA       4.50 x         5.00 x     5.50 x          13.0%   62.2%      64.7%      66.8%              $15.26     $4.42   $24.10
EBIT         5.69 x         6.32 x     6.96 x          14.0%   61.8%      64.2%      66.4%             ($25.58)   ($6.75)  $12.08
Net Incom    9.81 x        10.90 x    11.99 x          15.0%   61.3%      63.8%      66.0%             ($35.40)  ($17.37)   $0.65

VALUATION AS OF DECEMBER 31, 1995
---------------------------------
        (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
        (b) Includes $30.0 First Fidelity Guarantee.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Discounted Cash Flow Anyalysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

ADJUSTED MANAGEMENT PROJECTIONS
-------------------------------
                                                              Fiscal Year Ending December 31,
                                                              ------------------------------
                                                  1996       1997      1998          1999          2000
                                                  ----       ----      ----          ----          ----
             Revenues                             $579.6     $602.7    $626.8       $651.9       $678.0

             EBITDA   (a)                         $156.5     $165.8    $175.6       $184.9       $195.8
               Depreciation                         48.2       35.3      33.5         35.2         37.1
               CRDA Amortization                     3.2        3.4       3.6          3.7          3.9
                                                  ------     ------    ------       ------      -------
             Operating Income                      105.1      127.1     138.5        146.0        154.8
               Tax Provision (42%)                 (44.1)     (53.4)    (58.2)       (61.3)       (65.0)
                                                  ------     ------    ------       ------      -------
             Net Income                            $60.9      $73.7     $80.3        $84.7        $89.8
                                                  ======     ======    ======       ======      =======

               Working Capital Req'd                (1.0)      (1.0)     (1.0)        (1.0)        (1.0)
               Capital Expenditures                (28.6)     (25.0)    (25.0)       (25.0)       (25.0)
               CRDA Investment                      (6.4)      (6.8)     (7.2)        (7.5)        (7.8)
               Partnership Distribution             (1.7)      (1.7)     (1.7)        (1.7)        (1.7)
             Estimated After-Tax Free Cash Flow    $74.6      $77.9     $82.6        $88.5        $95.3
                                                  ======     ======    ======       ======      =======

MAJOR          REVENUE GROWTH                      4.3%        4.0%       4.0%         4.0%         4.0%
ASSUMPTIONS    EBITDA Margin                       27.0%      27.5%      28.0%        28.4%        28.9%
               Net Income Margin                   10.5%      12.2%      12.8%        13.0%        13.2%
               Depreciation / Revenues              8.3%       5.9%       5.3%         5.4%         5.5%
               Chg in Wkg Cap as % of Revenues C    4.2%       4.3%       4.1%         4.0%         3.8%
               Capital Expenditures / Revenues      4.9%       4.1%       4.0%         3.8%         3.7%


PRESENT VALUE            A    +      B                   =             C                    -    D    =       E

            Discounted  Terminal Value as a Multiple of         Total Enterprise Value as a                 EQUITY VALUE AS A
   Discount Unlevered             2000 EBITDA                   Multiple of 2000 EBITDA        (b)     MULTIPLE OF 2000 EBITDA
                                  -----------                   -----------------------
   Rates    Cash Flows    4.5 x      5.0 x      5.5 x         4.5 x      5.0 x    5.5 x     Net Debt      4.5 x    5.0 x    5.5 x
   -----    ----------    -----      -----      -----         -----      -----    -----     --------      -----    -----    -----
   12.0%   $297.8         $499.9     $555.5     $611.0       $797.8     $853.3     $908.9    $797.2       $0.6     $56.2   $111.7
   13.0%    290.3          478.2      531.3      584.5        768.5      821.6      874.8     797.2      (28.7)     24.5     77.6
   14.0%    283.0          457.6      508.4      559.3        740.6      791.5      842.3     797.2      (56.5)     (5.7)    45.2
   15.0%    276.1          276.1      486.7      535.4        714.1      762.8      811.5     797.2      (83.0)    (34.4)    14.3


ANALYSIS    Terminal Value As An Imputed                      Terminal Value as a Percentage of       EQUITY VALUE PER CLASS A SHARE
                 Multiple of 2000                    Discount     Enterprise Value  (A + B)               MULTIPLE OF 2000 EBITDA
             4.5x         5.0x        5.5x             Rates   4.5x      5.0x       5.5x                4.5x     5.0x      5.5x
             ----         ----        ----           -------   ----      ----       ----                ----     ----      ----
Sales        1.30 x         1.44 x     1.59 x          12.0%   62.7%      65.1%      67.2%               $0.23    $20.80   $41.37
EBITDA       4.50 x         5.00 x     5.50 x          13.0%   62.2%      64.7%      66.8%             ($10.62)    $9.06   $28.74
EBIT         5.69 x         6.32 x     6.96 x          14.0%   61.8%      64.2%      66.4%             ($20.94)   ($2.10)  $16.73
Net Incom    9.81 x        10.90 x    11.99 x          15.0%   61.3%      63.8%      66.0%             ($30.76)  ($12.73)   $5.30

VALUATION AS OF DECEMBER 31, 1995
---------------------------------
        (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
        (b) Includes First Fidelity Guarantee valued at a discount to face amount.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                        Discounted Cash Flow Anyalysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

ADJUSTED MANAGEMENT PROJECTIONS
-------------------------------
                                                              Fiscal Year Ending December 31,
                                                              ------------------------------
                                                  1996       1997      1998          1999          2000
                                                  ----       ----      ----          ----          ----
             Revenues                             $579.6     $602.7    $626.8       $651.9       $678.0

             EBITDA   (a)                         $156.5     $165.8    $175.6       $184.9       $195.8
               Depreciation                         48.2       35.3      33.5         35.2         37.1
               CRDA Amortization                     3.2        3.4       3.6          3.7          3.9
                                                  ------     ------    ------       ------      -------
             Operating Income                      105.1      127.1     138.5        146.0        154.8
               Tax Provision (42%)                 (44.1)     (53.4)    (58.2)       (61.3)       (65.0)
                                                  ------     ------    ------       ------      -------
             Net Income                            $60.9      $73.7     $80.3        $84.7        $89.8
                                                  ======     ======    ======       ======      =======

               Working Capital Req'd                (1.0)      (1.0)     (1.0)        (1.0)        (1.0)
               Capital Expenditures                (28.6)     (25.0)    (25.0)       (25.0)       (25.0)
               CRDA Investment                      (6.4)      (6.8)     (7.2)        (7.5)        (7.8)
               Partnership Distribution             (1.7)      (1.7)     (1.7)        (1.7)        (1.7)
             Estimated After-Tax Free Cash Flow    $74.6      $77.9     $82.6        $88.5        $95.3
                                                  ======     ======    ======       ======      =======

MAJOR          REVENUE GROWTH                      4.3%        4.0%       4.0%         4.0%         4.0%
ASSUMPTIONS    EBITDA Margin                       27.0%      27.5%      28.0%        28.4%        28.9%
               Net Income Margin                   10.5%      12.2%      12.8%        13.0%        13.2%
               Depreciation / Revenues              8.3%       5.9%       5.3%         5.4%         5.5%
               Chg in Wkg Cap as % of Revenues C    4.2%       4.3%       4.1%         4.0%         3.8%
               Capital Expenditures / Revenues      4.9%       4.1%       4.0%         3.8%         3.7%


PRESENT VALUE            A    +      B                   =             C                    -    D    =       E

            Discounted  Terminal Value as a Multiple of         Total Enterprise Value as a                 EQUITY VALUE AS A
   Discount Unlevered             2000 EBITDA                   Multiple of 2000 EBITDA        (b)     MULTIPLE OF 2000 EBITDA
                                  -----------                   -----------------------
   Rates    Cash Flows    4.5 x      5.0 x      5.5 x         4.5 x      5.0 x    5.5 x     Net Debt      4.5 x    5.0 x    5.5 x
   -----    ----------    -----      -----      -----         -----      -----    -----     --------      -----    -----    -----
   12.0%   $297.8         $499.9     $555.5     $611.0       $797.8     $853.3     $908.9    $779.7      $18.1     $73.6   $129.2
   13.0%    290.3          478.2      531.3      584.5        768.5      821.6      874.8     779.7      (11.2)     41.9     95.1
   14.0%    283.0          457.6      508.4      559.3        740.6      791.5      842.3     779.7      (39.1)     11.8     62.6
   15.0%    276.1          276.1      486.7      535.4        714.1      762.8      811.5     779.7      (65.6)    (16.9)    31.8


ANALYSIS    Terminal Value As An Imputed                      Terminal Value as a Percentage of       EQUITY VALUE PER CLASS A SHARE
                 Multiple of 2000                    Discount     Enterprise Value  (A + B)               MULTIPLE OF 2000 EBITDA
             4.5x         5.0x        5.5x             Rates   4.5x      5.0x       5.5x                4.5x     5.0x      5.5x
             ----         ----        ----           -------   ----      ----       ----                ----     ----      ----
Sales        1.30 x         1.44 x     1.59 x          12.0%   62.7%      65.1%      67.2%               $6.69    $27.27   $47.84
EBITDA       4.50 x         5.00 x     5.50 x          13.0%   62.2%      64.7%      66.8%              ($4.15)   $15.53   $35.21
EBIT         5.69 x         6.32 x     6.96 x          14.0%   61.8%      64.2%      66.4%             ($14.47)    $4.36   $23.19
Net Incom    9.81 x        10.90 x    11.99 x          15.0%   61.3%      63.8%      66.0%             ($24.29)   ($6.26)  $11.76

VALUATION AS OF DECEMBER 31, 1995
---------------------------------
        (a) Earnings before interest, taxes, depreciation and amortization; post Realty rent and Gem Services Agreement Fee.
        (b) Excludes $30.0 First Fidelity Guarantee.

                                                                    Confidential

                                PROJECT WONDER

                 Analysis of Selected Comparable Acquisitions
           (U.S. dollar amounts in millions, except per share data)

--------------------------------------------------------------------------------

  VALUATION MATRIX BASED ON ANALYSIS OF SELECTED ACQUISITION COMPARABLES

                                                          --MKT. CAP. AS A MULTIPLE OF:--

                                                  NET      1995E       1996E      1995E       1996E        1995E        1996E
  Management Projections                         DEBT       EBIT        EBIT      EBITDA      EBITDA    Net Revenues Net Revenues
  ----------------------                        ------     -----       -----      ------      ------    ------------ ------------
  GEM                                             809.7      $89.7      $105.1     $136.7      $156.5      $555.9      $579.6


  VALUATION MULTIPLES
  -------------------
  Maximum                                                     13.1 x      13.1 x      9.5 x       9.5 x      2.74 x      2.74 x
  Mean (including Caesars)                                     8.4         8.4        6.2         6.2        1.58        1.58
  Mean (excluding Caesars)                                     7.1         7.1        5.4         5.4        1.52        1.52
  Median                                                       7.3         7.3        5.5         5.5        1.54        1.54
  Minimum                                                      4.7         4.7        4.6         4.6        0.70        0.70

  IMPUTED ENTERPRISE VALUE
  ------------------------
  Maximum                                                 $1,175.9    $1,377.5   $1,294.9    $1,482.3    $1,522.0    $1,586.7
  Mean (including Caesars)                                  $750.6      $879.3     $844.7      $967.0      $879.7      $917.1
  Mean (excluding Caesars)                                  $636.8      $746.0     $734.0      $840.2      $845.0      $880.9
  Median                                                    $654.8      $767.0     $751.8      $860.6      $856.1      $892.5
  Minimum                                                   $418.7      $490.5     $627.9      $718.8      $386.6      $403.0

  IMPUTED EQUITY VALUE (a) (b)
  ----------------------------
  Maximum                                                   $366.1      $567.8     $485.2      $672.6      $712.3      $777.0
  Mean (including Caesars)                                  ($59.1)      $69.6      $35.0      $157.3       $70.0      $107.4
  Mean (excluding Caesars)                                 ($172.9)     ($63.7)    ($75.7)      $30.5       $35.3       $71.2
  Median                                                   ($155.0)     ($42.7)    ($58.0)      $50.8       $46.4       $82.8
  Minimum                                                  ($391.0)    ($319.2)   ($181.8)     ($90.9)    ($423.2)    ($406.7)

  IMPUTED EQUITY VALUE PER CLASS A SHARE (a) (b)
  ----------------------------------------------
  Maximum                                                  $135.61     $210.28    $179.70     $249.11     $263.80     $287.79
  Mean (including Caesars)                                 ($21.90)     $25.76     $12.97      $58.25      $25.91      $39.78
  Mean (excluding Caesars)                                 ($64.04)    ($23.60)   ($28.05)     $11.30      $13.06      $26.37
  Median                                                   ($57.39)    ($15.81)   ($21.46)     $18.83      $17.17      $30.66
  Minimum                                                 ($144.82)   ($118.23)   ($67.33)    ($33.67)   ($156.73)   ($150.63)

(a) Imputed Equity Value = Imputed Market Capitalization + Cash & Marketable Securities - Long-Term Debt - Short-Term Debt - Preferred Equity at Liquidation Value - Minority Interest.
(b) Includes $30.0 First Fidelity Guarantee.

                                                                    Confidential

                                PROJECT WONDER
                 Analysis of Selected Comparable Acquisitions
           (U.S. dollar amounts in millions, except per share data)

--------------------------------------------------------------------------------

  VALUATION MATRIX BASED ON ANALYSIS OF SELECTED ACQUISITION COMPARABLES

                                                           --MKT. CAP. AS A MULTIPLE OF:--

                                                   NET     1995E       1996E     1995E        1996E     1995E        1996E
  Management Projections                          DEBT     EBIT        EBIT      EBITDA      EBITDA   Net Revenues Net Revenues
  ----------------------                          ----     -----       -----     ------      ------   ------------ ------------
  GEM                                              797.2      $89.7     $105.1      $136.7     $156.5     $555.9      $579.6



  VALUATION MULTIPLES
  -------------------
  Maximum                                                      13.1 x     13.1 x       9.5 x     9.5 x     2.74 x      2.74 x
  Mean (including Caesars)                                      8.4        8.4         6.2       6.2       1.58        1.58
  Mean (excluding Caesars)                                      7.1        7.1         5.4       5.4       1.52        1.52
  Median                                                        7.3        7.3         5.5       5.5       1.54        1.54
  Minimum                                                       4.7        4.7         4.6       4.6       0.70        0.70

  IMPUTED ENTERPRISE VALUE
  ------------------------
  Maximum                                                  $1,175.9    $1,377.5    $1,294.9  $1,482.3   $1,522.0    $1,586.7
  Mean (including Caesars)                                   $750.6      $879.3      $844.7    $967.0     $879.7      $917.1
  Mean (excluding Caesars)                                   $636.8      $746.0      $734.0    $840.2     $845.0      $880.9
  Median                                                     $654.8      $767.0      $751.8    $860.6     $856.1      $892.5
  Minimum                                                    $418.7      $490.5      $627.9    $718.8     $386.6      $403.0

  IMPUTED EQUITY VALUE (a) (b)
  ----------------------------
  Maximum                                                    $378.7      $580.3      $497.7    $685.1     $724.8      $789.6
  Mean (including Caesars)                                   ($46.6)      $82.1       $47.6    $169.8      $82.5      $119.9
  Mean (excluding Caesars)                                  ($160.4)     ($51.2)     ($63.2)    $43.0      $47.8       $83.7
  Median                                                    ($142.4)     ($30.2)     ($45.4)    $63.4      $58.9       $95.3
  Minimum                                                   ($378.5)    ($306.7)    ($169.3)   ($78.4)   ($410.6)    ($394.2)

  IMPUTED EQUITY VALUE PER CLASS A SHARE (a) (b)
  ----------------------------------------------
  Maximum                                                   $140.25     $214.93     $184.34   $253.76    $268.45     $292.43
  Mean (including Caesars)                                  ($17.26)     $30.40      $17.61    $62.89     $30.56      $44.42
  Mean (excluding Caesars)                                  ($59.39)    ($18.95)    ($23.40)   $15.94     $17.70      $31.02
  Median                                                    ($52.75)    ($11.17)    ($16.82)   $23.48     $21.82      $35.31
  Minimum                                                  ($140.18)   ($113.59)    ($62.69)  ($29.03)  ($152.08)   ($145.99)

(a) Imputed Equity Value = Imputed Market Capitalization + Cash & Marketable Securities - Long-Term Debt - Short-Term Debt - Preferred Equity at Liquidation Value - Minority Interest.
(b) Includes First Fidelity Guarantee valued at a discount to face amount.

                                                                    Confidential


                                PROJECT WONDER
                 Analysis of Selected Comparable Acquisitions
           (U.S. dollar amounts in millions, except per share data)

--------------------------------------------------------------------------------

  VALUATION MATRIX BASED ON ANALYSIS OF SELECTED ACQUISITION COMPARABLES

                                                         --MKT. CAP. AS A MULTIPLE OF:--

                                                NET      1995E      1996E       1995E      1996E        1995E        1996E
  Management Projections                        DEBT      EBIT       EBIT      EBITDA     EBITDA      Net Revenues Net Revenues
  ----------------------                        ----     ------     ------     -------    -------     ------------ ------------
  GEM                                            779.7      $89.7      $105.1     $136.7     $156.5        $555.9      $579.6



  VALUATION MULTIPLES
  -------------------
  Maximum                                                    13.1 x      13.1 x      9.5 x      9.5 x        2.74 x      2.74 x
  Mean (including Caesars)                                    8.4         8.4        6.2        6.2          1.58        1.58
  Mean (excluding Caesars)                                    7.1         7.1        5.4        5.4          1.52        1.52
  Median                                                      7.3         7.3        5.5        5.5          1.54        1.54
  Minimum                                                     4.7         4.7        4.6        4.6          0.70        0.70

  IMPUTED ENTERPRISE VALUE
  ------------------------
  Maximum                                                $1,175.9    $1,377.5   $1,294.9   $1,482.3      $1,522.0    $1,586.7
  Mean (including Caesars)                                 $750.6      $879.3     $844.7     $967.0        $879.7      $917.1
  Mean (excluding Caesars)                                 $636.8      $746.0     $734.0     $840.2        $845.0      $880.9
  Median                                                   $654.8      $767.0     $751.8     $860.6        $856.1      $892.5
  Minimum                                                  $418.7      $490.5     $627.9     $718.8        $386.6      $403.0

  IMPUTED EQUITY VALUE (a) (b)
  ----------------------------
  Maximum                                                  $396.1      $597.8     $515.2     $702.6        $742.3      $807.0
  Mean (including Caesars)                                 ($29.1)      $99.6      $65.0     $187.3        $100.0      $137.4
  Mean (excluding Caesars)                                ($142.9)     ($33.7)    ($45.7)     $60.5         $65.3      $101.2
  Median                                                  ($125.0)     ($12.7)    ($28.0)     $80.8         $76.4      $112.8
  Minimum                                                 ($361.0)    ($289.2)   ($151.8)    ($60.9)      ($393.2)    ($376.7)

  IMPUTED EQUITY VALUE PER CLASS A SHARE (a) (b)
  ----------------------------------------------
  Maximum                                                 $146.72     $221.39    $190.81    $260.22       $274.91     $298.90
  Mean (including Caesars)                                ($10.79)     $36.87     $24.08     $69.36        $37.02      $50.89
  Mean (excluding Caesars)                                ($52.92)    ($12.48)   ($16.93)    $22.41        $24.17      $37.48
  Median                                                  ($46.28)     ($4.70)   ($10.35)    $29.94        $28.29      $41.78
  Minimum                                                ($133.71)   ($107.12)   ($56.22)   ($22.56)     ($145.61)   ($139.52)

(a) Imputed Equity Value = Imputed Market Capitalization + Cash & Marketable Securities - Long-Term Debt - Short-Term Debt - Preferred Equity at Liquidation Value - Minority Interest.
(b) Excludes $30.0 First Fidelity Guarantee.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

       Estimated Valuation of Realty Corp.'s Specified Parcels and Lease
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                  Assumptions
                                  -----------

Annual Lease Payments           $2.7    Residual Value: Land                           Residual Value: Improvements
Expiration                      2023    Land prices (1994) according to Appraisal      Gem Associates
                                        Group Int'l report:   $200 - $300 per sq ft      Unadjust. Book Value     $31.3
Trump Service Agreement         $0.6                                                     Book Value                28.8
Expiration                      2023    Specifed Parcels               11.9 acres
                                        Steel Pier                      3.5 acres      Realty Corp.
Supplemental Rent    (1)        $5.0                                                     Unadjust. Book Value      $6.6
                                        Steel Pier                     $300 sq ft        Book Value                 6.2
Real Rate of Growth              0.0%   "210 Tract"/Block 13            250 sq ft
Inflation                        4.0%   All Other                       100 sq ft      Total
                                -----
Nominal Rate                     4.0%                                                    Unadjust. Book Value     $37.9
                                        Capital improvements           $0.3 per yr.      Book Value                35.0

----------
 (1)  Assume that NatWest Loan is redeemed in November 1999.


                            Present Value Analysis
                            ----------------------

                                             Assumed Discount Rate
                                             ---------------------
                                        11.0%  11.5%  12.0%  12.5%   13.0%
                                       -----  -----  -----  -----   -----
      Realty Corp Lease Payment        $23.4  $22.6  $21.8  $21.0   $20.3
      Trump Service Agreement            4.9    4.8    4.6    4.4     4.3
      Supplemental Rent ("NatWest")     27.9   26.5   25.1   23.9    22.7
                                       -----  -----  -----  -----   -----
             Sub-Total                 $56.3  $53.8  $51.5  $49.3   $47.3
                                       =====  =====  =====  =====   =====
      Residual Value:    Land          $22.8  $20.1  $17.7  $15.6   $13.8
                         Improvements    5.5    4.9    4.3    3.8     3.3

             Total                     $84.6  $78.8  $73.5  $68.7   $64.4
                                       -----  -----  -----  -----   -----

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Valuation of THCR Warrant
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Assumptions
--------------------------------------------------------------------------------
                               Shares  Strike   Term  Treasury
                                (mm)    Price   (yrs)  Yield
           Total                1.8
             Tranche 1          0.6    $30.00    3.0    5.2%
             Tranche 2          0.6     35.00    4.0    5.3%
             Tranche 3          0.6     40.00    5.0    5.4%

           --------------------------------------------------

           Current THCR Stock Price           $21.75
           Trading Discount (1)                25.0%
           Warrant Haircut (2)                 35.0%

           Volatility                           0.37 (3)

           Proforma Shares Outstanding          26.4 (4)

(1)  Based on the warrant being exercisable into investment letter stock.
(2)  Reflects the illiquidity of the warrant.
(3)  Based on the trading of THCR stock for the past 30 days.
(4)  Before exercise of warrants.


--------------------------------------------------------------------------------
                               Warrant Valuation
--------------------------------------------------------------------------------

                     per share basis                 Aggregate
                        Scenario                     Scenario
                  -------------------          ------------------
                    I      II    III             I     II     III
                  -----  -----  -----          ----   ----   ----
Tranche 1         $4.08  $1.75  $1.13          $2.4   $1.0   $0.7
Tranche 2         $4.30  $1.95  $1.27           2.6    1.2    0.8
Tranche 3         $4.56  $2.18  $1.42           2.7    1.3    0.9
                                               ----   ----   ----
   Total                                       $7.8   $3.5   $2.3
                                               ====   ====   ====


Scenario I:   Based on a hypothetical valuation basis assuming the warrants are fully marketable.
Scenario II:  Based on a discount to THCR's current share price.
Scenario III: Reflects a haircut to the values attributable in scenario II.


--------------------------------------------------------------------------------
                           Implicit Control Premium
--------------------------------------------------------------------------------

                                  Scenario
                      -------------------------------
                        I            II          III
                      -----         ----         ----

                      19.2%         8.7%         5.7%
                      =====         ====         ====

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                         Proforma Gem Income Statement
                         -----------------------------
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

      Management Projections
      No Gem Expansion
                                                                                           Proforma
                                                     -----------------------------------------------------------------------------
                                                                                                 Forecast
                                                       Estimate                          For year end December 31,
                                          Est/Act     9-Mos Ended         --------------------------------------------------------
                                           1995        12/31/96           1996         1997        1998        1999         2000
                                          -------     -----------         ------       ------      ------      ------       ------
   Net Revenues                            $557.7          $446.5         $579.6       $608.5      $642.0      $667.7       $697.7

   Gross Operating Income                  $141.3          $129.0         $161.4       $176.8      $196.2      $206.3       $221.3
      margin                                 25.3%           28.9%          27.8%        29.0%       30.6%       30.9%        31.7%

      Taj Services Agreement Fee             $1.9             0.0            0.5          0.0         0.0         0.0          0.0
      Realty Rent                             2.7             0.0            0.7          0.0         0.0         0.0          0.0

   EBITDA                                  $136.7          $129.0         $160.2       $176.8      $196.2      $206.3       $221.3
      margin                                 24.5%           28.9%          27.6%        29.0%       30.6%       30.9%        31.7%

      CRDA amortization                      $3.1            $2.5           $3.2         $3.4        $3.6        $3.7         $3.9
      Depreciation & Amort.                  43.9            42.6           54.3         43.4        41.7        43.4         45.2

   EBIT                                     $89.7           $83.9         $102.7       $129.9      $151.0      $159.2       $172.2

      Interest Expense                       76.9            71.8          102.0         94.2        94.1        94.1         90.0
      Interest Income                        (3.7)           (0.7)          (0.7)        (2.2)       (3.8)       (4.9)        (6.3)
                                          -------     -----------         ------       ------      ------      ------       ------
             Net Interest Expense           $73.2           $71.0         $101.2        $92.0       $90.3       $89.2        $83.7

   Pre-Tax Income                           $16.5           $12.9           $1.5        $37.9       $60.6       $70.0        $88.6
      Tax Provision (@ 42%)                   6.9             5.4            0.6         15.9        25.5        29.4         37.2
                                          -------     -----------         ------       ------      ------      ------       ------
   Net Income                                $9.6            $7.5           $0.9        $22.0       $35.2       $40.6        $51.4
                                          =======     ===========         ======       ======      ======      ======       ======

      Credit Statistics:
      EBITDA / Cash Interest                  1.8             1.8            1.6          1.9         2.1         2.2          2.5
      EBITDA-Capex / Cash Interest            1.4             1.5            1.3          1.6         1.8         1.9          2.2
      Debt/EBITDA                               -               -            5.0          4.5         4.0         3.6          3.4

Rothschild Inc.                                                    Confidential


                                PROJECT WONDER

                          Proforma Gem Balance Sheets
                          ---------------------------
              (dollar amounts in millions except per share data)

--------------------------------------------------------------------------------

                                                                                                   Forecast
  Management Projections                                                                     For year end December 31,
  No Gem Expansion                          Estimate                          --------------------------------------------------
                                            3/31/96    Adjust.   As Adjust.     1996      1997      1998       1999       2000
                                            --------   -------   ----------   --------  --------   --------  --------   --------
  Assets
    Cash                                      $82.9     ($71.5)       $11.4      $38.5     $71.9     $117.3    $126.1     $191.1
    Cage Cash                                  25.0                    25.0       25.0      25.0       25.0      25.0       25.0
    Other Current Assets                       27.3                    27.3       28.0      29.0       30.0      31.0       32.0
                                            --------   -------     --------   --------  --------   --------  --------   --------
                                             $135.2     ($71.5)       $63.7      $91.5    $125.9     $172.3    $182.1     $248.1

    P, P & E, net                            $688.4     $209.0       $897.4     $875.0    $859.4     $845.4    $829.8     $812.4

    Other                                      14.1      $27.5        $41.6       42.1      42.7       43.6      44.6       45.7
                                            --------   -------     --------   --------  --------   --------  --------   --------
    Total Assets                             $837.7     $165.0     $1,002.7   $1,008.6  $1,028.0   $1,061.3  $1,056.5   $1,106.2
                                            ========   =======     ========   ========  ========   ========  ========   ========
  Liabilities & Shareholders Equity
    Credit Facility                            $0.0                    $0.0       $0.0      $0.0       $0.0      $0.0       $0.0
    Payables and accruals                      69.7      (27.4)        42.3       42.3      42.3       42.3      42.3       42.3
                                            --------   -------     --------   --------  --------   --------  --------   --------
      Total Current Liabilities               $69.7     ($27.4)       $42.3      $42.3     $42.3      $42.3     $42.3      $42.3

  Long-Term Debt
    Mortgage Bonds                           $659.3    ($659.3)        $0.0       $0.0      $0.0       $0.0      $0.0       $0.0
    New Mortgage Notes                          0.0      750.0        750.0      750.0     750.0      750.0     750.0      750.0
    NatWest Loan & Other                       45.5                    45.5       45.3      44.4       44.2       0.5        0.5
    Slot Machine Capitalized Lease              0.0                     0.0        0.0       0.0        0.0       0.0        0.0
                                            --------   -------     --------   --------  --------   --------  --------   --------
      Total Long-Term Debt                    704.8       90.7        795.5      795.3     794.4      794.2     750.5      750.5

    Other Liabilities                         $34.3     ($27.4)        $6.9       $6.9      $6.9       $6.9      $6.9       $6.9

    Total Liabilities                        $808.7      $35.9       $844.6     $844.4    $843.5     $843.3    $799.6     $799.6

  Shareholders Equity                          29.0      129.1        158.1      164.2     184.5      218.0     256.9      306.5
                                            --------   -------     --------   --------  --------   --------  --------   --------
    Total Liabilties and Capital             $837.7     $165.0     $1,002.7   $1,008.6  $1,028.0   $1,061.3  $1,056.5   $1,106.2
                                            ========   =======     ========   ========  ========   ========  ========   ========

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                       Proforma Gem Cash Flow Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

     Management Projections
     No Gem Expansion

                                                  Estimate                    Forecast
                                                9-Mos Ended             For year end December 31,
                                                                -----------------------------------------
                                                  12/31/96        1997      1998         1999      2000
                                                -----------     -------   --------      -------   -------
     Net Income                                        $7.5      $22.0       $35.2        $40.6     $51.4
     Addback:
       Depreciation & Amortization                     45.0       46.8        45.2         47.1      49.1

     Working Capital Required                          (0.8)      (1.0)       (1.0)        (1.0)     (1.0)
     Interest Payable                                   0.0        0.0         0.0          0.0       0.0
     Capital Expenditures (a)                         (24.5)     (33.5)      (33.9)       (34.2)    (34.5)

                                                -----------     ------    --------      -------   -------
     Free Cash Flow Before Debt Amortization          $27.3      $34.4       $45.5        $52.5     $65.0
                                                ===========     ======    ========      =======   =======

     Debt Amortization                                 (0.2)      (0.9)       (0.2)       (43.7)      0.0

                                                -----------     ------    --------      -------   -------
       Free Cash Flow                                 $27.1      $33.5       $45.3         $8.8     $65.0
                                                ===========     ======    ========      =======   =======


       Beginning Cash Balance                          11.4       38.5        71.9        117.3     126.1
           Free Cash Flow                              27.1       33.5        45.3          8.8      65.0
           Credit Facility                              0.0        0.0         0.0          0.0       0.0
                                                -----------     ------    --------      -------   -------
       Ending Cash Balance                            $38.5      $71.9      $117.3       $126.1    $191.1






(a) Includes CRDA Investment and Partnership distribution.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                         Proforma Gem Income Statement
                         -----------------------------
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

         Management Projections
         With Gem Expansion
                                                                                       Proforma
                                                      --------------------------------------------------------------------------
                                                                                               Forecast
                                                       Estimate                         For year end December 31,
                                           Est/Act    9-Mos Ended       --------------------------------------------------------
                                            1995       12/31/96          1996        1997        1998        1999        2000
                                           --------   -----------       ------      ------      ------      ------      ------
      Net Revenues                           $557.7        $446.5       $579.6      $678.8      $773.6      $843.4      $916.7

      Gross Operating Income                 $141.3        $129.0       $161.4      $210.4      $257.0      $286.9      $321.1
         margin                                25.3%         28.9%        27.8%       31.0%       33.2%       34.0%       35.0%

         Taj Services Agreement Fee            $1.9          $0.0         $0.5        $0.0        $0.0        $0.0        $0.0
         Realty Rent                            2.7           0.0          0.7         0.0         0.0         0.0         0.0

      EBITDA                                 $136.7        $129.0       $160.2      $210.4      $257.0      $286.9      $321.1
         margin                                24.5%         28.9%        27.6%       31.0%       33.2%       34.0%       35.0%

         CRDA amortization                     $3.1          $2.5         $3.2        $3.8        $4.3        $4.7        $5.1
         Depreciation & Amort.                 43.9          42.8         54.5        50.0        53.5        57.4        61.4

      EBIT                                    $89.7         $83.7       $102.5      $156.5      $199.1      $224.8      $254.6

         Interest Expense                      76.9          71.8         99.5       110.4       113.0       108.4        96.3
         Interest Income                       (3.7)         (0.2)        (0.2)        0.0         0.0         0.0        (1.4)
                                           --------   -----------       ------      ------      ------      ------      ------
               Net Interest Expense           $73.2         $71.6        $99.2      $110.4      $113.0      $108.4       $94.9

      Pre-Tax Income                          $16.5         $12.1         $3.2       $46.1       $86.1      $116.4      $159.6
         Tax Provision (@ 42%)                  6.9           5.1          1.4        19.4        36.2        48.9        67.0
                                           --------   -----------       ------      ------      ------      ------      ------
      Net Income                               $9.6          $7.0         $1.9       $26.7       $50.0       $67.5       $92.6
                                           ========   ===========       ======      ======      ======      ======      ======

         Credit Statistics:
         EBITDA / Cash Interest                 1.8           1.8          1.6         1.9         2.3         2.6         3.3
         EBITDA-Capex / Cash Interest           1.4           0.4          0.6         0.9         1.6         2.1         3.1
         Debt/EBITDA                              -             -          5.0         3.8         3.1         2.6         2.3

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Proforma Gem Balance Sheets
                          ---------------------------
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                                                                                   Forecast
  Management Projections                                                                   For year end December 31,
  With Gem Expansion                      Estimate                   As        ----------------------------------------------------
                                          3/31/96      Adjust.     Adjusted      1996       1997       1998        1999      2000
                                          --------     -------     --------    --------   --------    --------   --------  --------
  Assets
    Cash                                     $82.9      ($71.5)       $11.4        $0.0       $0.0        $0.0       $0.0     $68.5
    Cage Cash                                 25.0                     25.0        25.0       30.0        30.0       30.0      30.0
    Other Current Assets                      27.3                     27.3        28.0       29.0        30.0       31.0      32.0
                                          --------     -------     --------    --------   --------    --------   --------  --------
                                            $135.2      ($71.5)       $63.7       $53.0      $59.0       $60.0      $61.0    $130.6

    P, P & E, net                           $688.4      $209.0       $897.4      $956.0   $1,020.1    $1,041.1   $1,046.5   1,012.8

    Other                                     14.1       $27.5        $41.6        43.1       44.2        45.8       47.7      50.0
                                          --------     -------     --------    --------   --------    --------   --------  --------
    Total Assets                            $837.7      $165.0     $1,002.7    $1,052.1   $1,123.3    $1,146.9   $1,155.2  $1,193.4
                                          ========     =======     ========    ========   ========    ========   ========  ========
  Liabilities & Shareholders Equity
    Credit Facility                           $0.0                     $0.0       $43.9      $80.0       $60.5      $51.5      $0.0
    Payables and accruals                     69.7       (27.4)        42.3        42.3       42.3        42.3       42.3      42.3
                                          --------     -------     --------    --------   --------    --------   --------  --------
        Total Current Liabilities            $69.7      ($27.4)       $42.3       $86.2     $122.3      $102.8      $93.7     $42.3

    Long-Term Debt
      Mortgage Bonds                        $659.3     ($659.3)        $0.0        $0.0       $0.0        $0.0       $0.0      $0.0
      New Mortgage Notes                       0.0       750.0        750.0       750.0      750.0       750.0      750.0     750.0
      NatWest Loan & Other                    45.5                     45.5        45.3       44.4        44.2        0.5       0.5
      Slot Machine Capitalized Lease           0.0                      0.0         0.0       11.0         6.0        1.2       0.0
                                          --------     -------     --------    --------   --------    --------   --------  --------
        Total Long-Term Debt                 704.8        90.7        795.5       795.3      805.4       800.2      751.7     750.5

    Other Liabilities                        $34.3      ($27.4)        $6.9        $6.9       $6.9        $6.9       $6.9      $6.9

    Total Liabilities                       $808.7       $35.9       $844.6      $888.4     $934.5      $909.9     $852.3    $799.6

  Shareholders Equity                         29.0       129.1        158.1       163.7      188.8       237.0      302.9     393.7
                                          --------     -------     --------    --------   --------    --------   --------  --------
    Total Liabilties and Capital            $837.7      $165.0     $1,002.7    $1,052.1   $1,123.3    $1,146.9   $1,155.2  $1,193.4
                                          ========     =======     ========    ========   ========    ========   ========  ========

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                       Proforma Gem Cash Flow Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

         Management Projections
         With Gem Expansion

                                                      Estimate                    Forecast
                                                    9-Mos Ended             For year end December 31,
                                                                    -----------------------------------------
                                                      12/31/96        1997      1998         1999      2000
                                                    -----------     -------   --------      -------   -------
         Net Income                                        $7.0      $26.7      $50.0      $67.5      $92.6
         Addback:
             Depreciation & Amortization                   45.3       53.9       57.8       62.1       66.5

         Working Capital Required                          (0.8)      (1.0)      (1.0)      (1.0)      (1.0)
         (Increase)/Decrease in Cage Cash                   0.0       (5.0)       0.0        0.0        0.0
         Interest Payable                                   0.0        0.0        0.0        0.0        0.0
         Capital Expenditures (a)                        (106.7)    (120.8)     (82.1)     (71.1)     (36.9)
                                                         ------     ------      -----      -----     ------
         Free Cash Flow Before Debt Amortization         ($55.1)    ($46.2)     $24.7      $57.6     $121.2
                                                         ======     ======      =====      =====     ======
         Debt Amortization
             New Bonds Issued                               0.0        0.0        0.0        0.0        0.0
             Natwest & Other                               (0.2)      (0.9)      (0.2)     (43.7)       0.0
             Slot Machines Capitalized Lease                0.0       11.0       (5.0)      (4.8)      (1.2)
                                                         ------     ------      -----      -----     ------

         TOTAL                                             (0.2)      10.1       (5.2)     (48.5)      (1.2)

                                                         ------     ------      -----      -----     ------
             Free Cash Flow                              ($55.3)    ($36.1)     $19.5       $9.1     $120.0
                                                         ======     ======      =====      =====     ======

             Beginning Cash Balance                        11.4        0.0        0.0        0.0        0.0
                       Free Cash Flow                     (55.3)     (36.1)      19.5        9.1      120.0
                       Credit Facility Activity            43.9       36.1      (19.5)      (9.1)     (51.5)
                                                         ------     ------      -----      -----     ------
             Ending Cash Balance                           $0.0       $0.0       $0.0       $0.0      $68.5


(a) Includes CRDA Investment and Partnership distribution.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                         Proforma Gem Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

      Adjusted Management Projections
      No Gem Expansion


                                                                                  Proforma
                                                  --------------------------------------------------------------------
                                                  Estimate                                Forecast
                                     Est/Act     9-Mos Ended                      For year end December 31,
                                                               -------------------------------------------------------
                                      1995        12/31/96      1996        1997         1998        1999        2000
                                     ------       --------     ------      ------       ------      ------      ------
   Net Revenues                      $557.7         $446.5     $579.6      $602.7       $626.8      $651.9      $678.0

   Gross Operating Income            $141.3         $129.0     $161.4      $171.0       $181.1      $190.5      $201.6
      margin                           25.3%          28.9%      27.8%       28.4%        28.9%       29.2%       29.7%

      Taj Services Agreement Fee       $1.9            0.0        0.5         0.0          0.0         0.0         0.0
      Realty Rent                       2.7            0.0        0.7         0.0          0.0         0.0         0.0

   EBITDA                            $136.7         $129.0     $160.2      $171.0       $181.1      $190.5      $201.6
      margin                           24.5%          28.9%      27.6%       28.4%        28.9%       29.2%       29.7%

      CRDA amortization                $3.1           $2.5       $3.2        $3.4         $3.6        $3.7        $3.9
      Depreciation & Amort.            43.9           42.6       54.3        43.4         41.7        43.4        45.2

   EBIT                               $89.7          $83.9     $102.7      $124.1       $135.8      $143.4      $152.5

      Interest Expense                 76.9           71.8      102.0        94.2         94.1        94.1        90.0
      Interest Income                  (3.7)          (0.7)      (0.7)       (2.1)        (3.5)       (4.2)       (5.2)
                                     ------         ------     ------      ------       ------      ------      ------
        Net Interest Expense          $73.2          $71.0     $101.2       $92.1        $90.6       $89.9       $84.8

   Pre-Tax Income                     $16.5          $12.9       $1.5       $32.1        $45.2       $53.5       $67.7
      Tax Provision (@ 42%)             6.9            5.4        0.6        13.5         19.0        22.5        28.4
                                     ------         ------     ------      ------       ------      ------      ------
   Net Income                          $9.6           $7.5       $0.9       $18.6        $26.2       $31.0       $39.3
                                     ======         ======     ======      ======       ======      ======      ======


      Credit Statistics:
      EBITDA / Cash Interest            1.8            1.8        1.6         1.8          1.9         2.0         2.2
      EBITDA-Capex / Cash Interest      1.4            1.5        1.3         1.5          1.7         1.8         2.0
      Debt/EBITDA                         -              -        5.0         4.6          4.4         3.9         3.7

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Proforma Gem Balance Sheets
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


  Adjusted Management Projections                                                          Forecast
  No Gem Expansion                     Estimate                                   For year end December 31,
                                       3/31/96   Adjust.   As Adjust.    1996      1997      1998       1999     2000
                                       -------   -------   ----------   ------    ------     ------    ------    ------

  Assets
    Cash                                 $82.9    ($71.5)     $11.4      $38.5     $68.5     $104.9    $104.2    $157.1
    Cage Cash                             25.0                 25.0       25.0      25.0       25.0      25.0      25.0
    Other Current Assets                  27.3                 27.3       28.0      29.0       30.0      31.0      32.0
                                        ------    ------   --------   --------  --------   --------  --------  --------
                                        $135.2    ($71.5)     $63.7      $91.5    $122.5     $159.9    $160.2    $214.1

    P, P & E, net                       $688.4    $209.0     $897.4     $875.0    $859.4     $845.4    $829.8    $812.4

    Other                                 14.1     $27.5      $41.6       42.1      42.7       43.6      44.6      45.7
                                        ------    ------   --------   --------  --------   --------  --------  --------
    Total Assets                        $837.7    $165.0   $1,002.7   $1,008.6  $1,024.6   $1,048.9  $1,034.6  $1,072.2
                                        ======    ======   ========   ========   =======   ========  ========  ========

  Liabilities & Shareholders Equity
    Credit Facility                       $0.0                 $0.0       $0.0      $0.0       $0.0      $0.0      $0.0
    Payables and accruals                 69.7     (27.4)      42.3       42.3      42.3       42.3      42.3      42.3
                                        ------    ------   --------   --------  --------   --------  --------  --------
          Total Current Liabilities      $69.7    ($27.4)     $42.3      $42.3     $42.3      $42.3     $42.3     $42.3

    Long-Term Debt
       Mortgage Bonds                   $659.3   ($659.3)      $0.0       $0.0      $0.0       $0.0      $0.0      $0.0
       New Mortgage Notes                  0.0     750.0      750.0      750.0     750.0      750.0     750.0     750.0
       NatWest Loan & Other               45.5                 45.5       45.3      44.4       44.2       0.5       0.5
       Slot Machine Capitalized Lease      0.0                  0.0        0.0       0.0        0.0       0.0       0.0
                                        ------    ------   --------   --------  --------   --------  --------  --------
          Total Long-Term Debt           704.8      90.7      795.5      795.3     794.4      794.2     750.5     750.5

    Other Liabilities                    $34.3    ($27.4)      $6.9       $6.9      $6.9       $6.9      $6.9      $6.9

    Total Liabilities                   $808.7     $35.9     $844.6     $844.4    $843.5     $843.3    $799.6    $799.6

  Shareholders Equity                     29.0     129.1      158.1      164.2     181.1      205.6     234.9     272.5
                                        ------    ------   --------   --------  --------   --------  --------  --------
    Total Liabilties and Capital        $837.7    $165.0   $1,002.7   $1,008.6  $1,024.6   $1,048.9  $1,034.6  $1,072.2
                                        ======    ======   ========   ========   =======   ========  ========  ========

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                       Proforma Gem Cash Flow Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

     Adjusted Management Projections
     No Gem Expansion


                                            Estimate                     Forecast
                                           9-Mos Ended           For year end December 31,
                                                         -------------------------------------------
                                            12/31/96      1997       1998         1999         2000
                                            --------     -----       -----        -----        -----
     Net Income                                 $7.5     $18.6       $26.2        $31.0        $39.3
     Addback:
       Depreciation & Amortization              45.0      46.8        45.2         47.1         49.1

     Working Capital Required                   (0.8)     (1.0)       (1.0)        (1.0)        (1.0)
     Interest Payable                            0.0       0.0         0.0          0.0          0.0
     Capital Expenditures (a)                  (24.5)    (33.5)      (33.9)       (34.2)       (34.5)

                                               -----     -----      ------       ------       ------
     Free Cash Flow Before Debt Amortizati     $27.3     $31.0       $36.6        $43.0        $52.9
                                               =====     =====      ======       ======       ======

     Debt Amortization                          (0.2)     (0.9)       (0.2)       (43.7)         0.0

                                               -----     -----      ------       ------       ------
       Free Cash Flow                          $27.1     $30.1       $36.4        ($0.7)       $52.9
                                               =====     =====      ======       ======       ======


       Beginning Cash Balance                   11.4      38.5        68.5        104.9        104.2
          Free Cash Flow                        27.1      30.1        36.4         (0.7)        52.9
          Credit Facility                        0.0       0.0         0.0          0.0          0.0
                                               -----     -----      ------       ------       ------
       Ending Cash Balance                     $38.5     $68.5      $104.9       $104.2       $157.1






(a) Includes CRDA Investment and Partnership distribution.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Merger Transaction Summary
                          --------------------------
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                            PURCHASE PRICE SUMMARY
                            ----------------------

   Common                       shares         %
   ------                       ------       ------
   Gem    Class A                  1.35       38.8%
          Class B                  0.78       22.4%
          Class C                  1.35       38.8%
                                 ------      ------
                  Total            3.48      100.0%
                                 ======      ======

   Equity Offering Price
   ---------------------
                                Class A   Class B  Class C Fst Fidelity
                                -------   -------  ------- ------------
   Cash                           $0.00      $0.50   $0.00
   Debt                            0.00       0.00    0.00
   Common                         30.00       0.00   30.00
                                 ------      -----  ------
                                 $30.00      $0.50  $30.00
                                 ======      =====  ======

   Allocation of Consideration
   ---------------------------
   Cash                             0.0%     100.0%    0.0%
   Debt                             0.0%       0.0%    0.0%
   Common                         100.0%       0.0%  100.0%

   Amount of Consideration
   -----------------------
   Cash                            $0.0       $0.4    $0.0     -
   Debt                             0.0        0.0     0.0     -
   Common                          40.5        0.0    40.5      10.0
                                 ------      -----  ------    ------
          Total                   $40.5       $0.4   $40.5     $10.0
                                 ======      =====  ======    ======

   THCR exchange ratio             1.38       0.00    1.38     -

   Assumed THCR price per share            $21.750

   THCR Shareholder Profile
                                 Pre-Transaction     Post-Transaction
                               -----------------   ------------------
                                shares       %      shares       %
                               --------    -----   --------    ------
   Gem Class A                     -         -        1.86       7.3%
   Gem Class B                     -         -        0.00       0.0%
   Gem Class C                     -         -        1.86       7.3%
   First Fidelity                  -         -        0.46       1.8%
   Current THCR holders
     DJT                           6.67    39.7%      6.67      26.1%
   Public                         10.14    60.3%     10.14      39.6%
   New THCR to the Public          -         -        4.60      18.0%
                               --------   ------   -------     ------
          Total (1)               16.80   100.0%     25.59     100.0%
                               ========   ======   =======     ======

   (1) Excludes the warrant issued to DJT.

   SCENARIO:  CLASS A SHARE PURCHASE


                           SOURCES AND USES SUMMARY
                           ------------------------
    Sources                               Uses
    -------                               ----
    Cash on-hand           $71.5          Payment to First Fidelity     $50.0
    New Notes              750.0          Payment to Bankers Trust       10.0
    New Common             191.0 (1)      Redeem Mtg Bonds              793.7
                                          Redeem NatWest Loan             0.0
                                          Purchase/Exchange A & C share  81.0
                                          Purchase B shares               0.4
                                          THCR Equity to First Fidelity  10.0
                                          Accrued Interest               27.4
                                          Transaction Expenses           40.0
                        --------                                     --------
    Total               $1,012.5                                     $1,012.5
                        ========                                     ========
             (1) Assumes $100.0 million of new equity is sold to the public.


                            CAPITALIZATION SUMMARY
                            ----------------------

    As of March 31, 1996                         Proforma  Proforma    % of
                                THCR      Gem    Adjust.   As Adjust. Capital.
                                ------   ------  --------  ---------- --------
    Excess Cash                   $8.5    $82.9    ($71.5)    $19.9
    Restricted Cash                5.5     25.0                30.5
                                ------   ------  --------  ----------
      Total                      $14.0   $107.9    ($71.5)    $50.4
                                ======   ======  ========  ==========
    Debt
    ----
    THCR 10.875% Mtg Bonds      $330.0                       $330.0    21.4%
    THCR 15.500% Snr Sec Nts     155.0                        155.0    10.1%
    THCR Cap Lease & Other        45.2                         45.2     2.9%
    Gem 11.350% Mtg Bonds                 793.7    (793.7)      0.0     0.0%
    Gem NatWest Loan                       45.5       0.0      45.5     3.0%
    Gem New Mtg Bonds                               750.0     750.0    48.7%
    Gem New Expand. Nts                               0.0       0.0     0.0%
    Gem New Other                                     0.0       0.0     0.0%
                                ------   ------  --------  --------  -------
      Total                     $530.2   $839.2    ($43.7) $1,325.7    86.0%
                                ======   ======  ========  ========  =======
    Shareholders' Equity         $47.0    $29.0    $139.1    $215.1    14.0%
                                ------   ------  --------  --------  -------
    Total Capitalization        $577.2   $868.2     $95.4  $1,540.8   100.0%
                                ======   ======  ========  ========  =======


                                  ASSUMPTIONS
                                  -----------

    Gem Expansion?         No                    Transaction Fees and Expenses
                                                 -----------------------------
    Gem New Mtg Bonds      12.000%               Expensed              $12.5
    Gem Credit Facility    12.000%               Capitalized            27.5
                                                                       -----
    Gem New Other Debt     10.000%                      Total          $40.0
                                                                       =====
    Redeem NatWest Debt    No        Amortization per year (10 years)   $2.8

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Proforma Income Statement
                           -------------------------
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

    Scenario: Class A Share Purchase / No Gem Expansion

    Management Projections                                            1995
                                                 ------------------------------------------------
                                                  (a)          (a)                     Proforma
                                                  Gem         THCR       Adjust.       As Adjust.
                                                 ------      ------      -------       ----------
    Net Revenues                                 $557.7      $333.2                      $890.9

    EBITDA                                       $136.7 (b)   $75.4        $4.6 (d)      $216.7

     Depreciation/Amortization                    $43.9       $24.8        $5.6           $74.3
     CRDA amortization                             $3.1                                     3.1
     Write-off of Preopening Expenses                                                       0.0
     Amortization of Capitalized Costs                          0.7         2.8             3.5

    EBIT                                          $89.7       $49.9       ($3.8)         $135.8

     Interest Expense
      THCR 10.875% Mtg Bonds                       -          $35.9                       $35.9
      THCR 15.500% Snr Sec Nts                     -           24.0 (c)                    24.0
      THCR Other                                   -            5.8 (c)                     5.8
      Gem 11.350% Mtg Bonds                        72.6        -          (72.6)            0.0
      Gem NatWest Loan                              4.3        -            0.0             4.3
      New Gem Mtg Bonds                            -           -           90.0 (c)        90.0
                                                 ------      ------      ------          ------
       Total                                      $76.9       $65.7       $17.4          $160.0
     Interest Income                               (3.7)       (2.2)       -               (5.9)
     Partner Note                                  -           (0.2)       -               (0.2)

    Pretax Income                                 $16.5      ($13.5)     ($21.1)         ($18.1)
     Tax Provision          42.0%                  $6.9       ($5.7)      ($8.9)           (7.6)
                                                 ------      ------      ------          ------
    Net Income                                     $9.6       ($7.8)     ($12.3)         ($10.5)
                                                 ======      ======      ======          ======
    Adjustment
      Preopening Expenses (A-T)                    -           -           -                0.0
                                                 ------      ------      ------          ------
    Adjusted Net Income                            $9.6       ($7.8)     ($12.3)         ($10.5)
                                                 ======      ======      ======          ======

    EPS                                            -         ($0.46)       -             ($0.41)
    Adjust EPS                                     -         ($0.46)       -             ($0.41)

      Shares Outstanding                           -           16.8         8.8            25.6


    Proforma Credit Statistics:
    EBITDA / Cash Interest                          1.5 x       1.1 x      -                1.4 x
    EBITDA-Capex / Cash Interest                    1.2         1.1        -                1.2
    Debt/EBITDA                                     5.6         7.0        -                6.1

    Management Projections                                            1996
                                                 -------------------------------------------------
                                                  (a)           (a)                     Proforma
                                                  Gem          THCR        Adjust.      As Adjust.
                                                 -------      -------      -------      ----------
    Net Revenues                                  $579.6       $620.4                    $1,200.0

    EBITDA                                        $156.5 (b)   $148.7         $4.9 (d)     $310.0

     Depreciation/Amortization                     $48.2        $26.4         $5.6          $80.3
     CRDA amortization                              $3.2                                      3.2
     Write-off of Preopening Expenses                             9.0                         9.0
     Amortization of Capitalized Costs                            0.7          2.8            3.4

    EBIT                                          $105.1       $112.6        ($3.5)        $214.2

     Interest Expense
      THCR 10.875% Mtg Bonds                        -           $35.9                       $35.9
      THCR 15.500% Snr Sec Nts                      -            24.0 (c)                    24.0
      THCR Other                                    -             9.0 (c)                     9.0
      Gem 11.350% Mtg Bonds                         -             -            0.0            0.0
      Gem NatWest Loan                              -             -            4.3            4.3
      New Gem Mtg Bonds                             -             -           90.0 (c)       90.0
                                                  ------       ------      -------       --------
       Total                                        -           $68.9        $94.3         $163.2
     Interest Income                                (0.7)        (1.1)                       (1.9)
     Partner Note                                   -            (0.3)                       (0.3)

    Pretax Income                                 $105.8        $45.1       ($97.7)         $53.2
     Tax Provision          42.0%                  $44.4        $18.9       ($41.1)          22.3
                                                  ------       ------      -------       --------
    Net Income                                     $61.4        $26.2       ($56.7)         $30.8
                                                  ======       ======      =======       ========
    Adjustment
      Preopening Expenses (A-T)                     -             5.2         -               5.2
                                                  ------       ------      -------       --------
    Adjusted Net Income                            $61.4        $31.4       ($56.7)         $36.1
                                                  ======       ======      =======       ========

    EPS                                             -           $1.56         -             $1.21
    Adjust EPS                                      -           $1.87         -             $1.41

      Shares Outstanding                            -            16.8          8.8           25.6


    Proforma Credit Statistics:
    EBITDA / Cash Interest                           1.7 x        2.2 x       -               1.9 x
    EBITDA-Capex / Cash Interest                     1.4          2.2         -               1.7
    Debt/EBITDA                                      4.9          3.6         -               4.3

----------
(a) Management estimate.
(b) Post Mgmt fees and Realty rent.
(c) Proforma for full year results.
(d) Represents the addback of  Realty Rent and Gem Services Agreement Fee.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Proforma Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

   Scenario:  Class A Share Purchase / No Gem Expansion

   Management Projections                                         1997
                                                -------------------------------------------
                                                 (a)         (a)                  Proforma
                                                 Gem        THCR     Adjust.     As Adjust.
                                                ------      ------   -------     ----------
   Net Revenues                                 $608.5      $724.5               $1,333.0

   EBITDA                                       $171.6 (b)  $179.8     $5.1 (c)    $356.6

    Depreciation/Amortization                    $35.3       $27.4     $5.6         $68.4
    CRDA amortization                             $3.4                                3.4
    Write-off of Preopening Expenses                           0.0                    0.0
    Amortization of Capitalized Costs                          0.7      2.8           3.4

   EBIT                                         $132.9      $151.7    ($3.2)       $281.4

    Interest Expense
     THCR 10.875% Mtg Bonds                       -          $35.9                  $35.9
     THCR 15.500% Snr Sec Nts                     -           24.0                   24.0
     THCR Other                                   -            8.0                    8.0
     Gem 11.350% Mtg Bonds                        -           -         0.0           0.0
     Gem NatWest Loan                             -           -         4.2           4.2
     New Gem Mtg Bonds                            -           -        90.0          90.0
                                                ------      ------   ------      --------
            Total                                 -          $67.9    $94.2        $162.1
    Interest Income                               (2.2)       -                      (2.2)
    Partner Note                                  -           (0.3)                  (0.3)

   Pretax Income                                $135.1       $84.0   ($97.4)       $121.7
    Tax Provision            42.0%               $56.8       $35.3   ($40.9)         51.1
                                                ------      ------   ------      --------
   Net Income                                    $78.4       $48.7   ($56.5)        $70.6
                                                ======      ======   ======      ========
   Adjustment
     Preopening Expenses (A-T)                    -            0.0      -             0.0
                                                ------      ------   ------      --------
   Adjusted Net Income                           $78.4       $48.7   ($56.5)        $70.6
                                                ======      ======   ======      ========

   EPS                                            -          $2.90      -           $2.76
   Adjust EPS                                     -          $2.90      -           $2.76

     Shares Outstanding                           -           16.8      8.8          25.6


   Proforma Credit Statistics:
   EBITDA / Cash Interest                          1.9 x       2.6 x    -             2.2 x
   EBITDA-Capex / Cash Interest                    1.6         2.6      -             2.0
   Debt/EBITDA                                     4.9         3.6      -             4.3

   Management Projections                                         1998
                                                  -------------------------------------------
                                                   (a)          (d)                Proforma
                                                   Gem         THCR    Adjust.     As Adjust.
                                                  ------      ------   -------     ----------
   Net Revenues                                   $642.0      $760.7     $0.0      $1,402.7

   EBITDA                                         $190.8 (b)  $194.2     $5.4 (c)    $390.4

    Depreciation/Amortization                      $33.5       $29.6     $5.6         $68.8
    CRDA amortization                               $3.6                                3.6
    Write-off of Preopening Expenses                             0.0                    0.0
    Amortization of Capitalized Costs                            0.7      2.8           3.4

   EBIT                                           $153.7      $163.9    ($3.0)       $314.6

    Interest Expense
     THCR 10.875% Mtg Bonds                         -          $35.9                  $35.9
     THCR 15.500% Snr Sec Nts                       -           24.0                   24.0
     THCR Other                                     -            3.9                    3.9
     Gem 11.350% Mtg Bonds                          -            -        0.0           0.0
     Gem NatWest Loan                               -            -        4.1           4.1
     New Gem Mtg Bonds                              -            -       90.0          90.0
                                                  ------      ------   ------      --------
            Total                                   -          $63.8    $94.1        $157.9
    Interest Income                                 (3.8)        -                     (3.8)
    Partner Note                                    -           (0.3)                  (0.3)

   Pretax Income                                  $157.4      $100.4   ($97.1)       $160.8
    Tax Provision            42.0%                 $66.1       $42.2   ($40.8)         67.5
                                                  ------      ------   ------      --------
   Net Income                                      $91.3       $58.2   ($56.3)        $93.3
                                                  ======      ======   ======      ========
   Adjustment
     Preopening Expenses (A-T)                      -            0.0      -             0.0
                                                  ------      ------   ------      --------
   Adjusted Net Income                             $91.3       $58.2   ($56.3)        $93.3
                                                  ======      ======   ======      ========

   EPS                                              -          $3.47      -           $3.64
   Adjust EPS                                       -          $3.47      -           $3.64

     Shares Outstanding                             -           16.8      8.8          25.6


   Proforma Credit Statistics:
   EBITDA / Cash Interest                            2.1 x       3.0 x    -             2.5 x
   EBITDA-Capex / Cash Interest                      1.8         3.0      -             2.3
   Debt/EBITDA                                       4.0         2.7      -             3.4

----------
(a) Management estimates.
(b) Post Mgmt fees and Realty rent.
(c) Represents the addback of Realty Rent and Gem Services Agreement Fee.
(d) Estimate

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                       Estimated Proforma Balance Sheets
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


                                                                               As of March 31, 1996
                                                                   --------------------------------------------
                                                                    THCR       GEM      Adjustments    Proforma
                                                                   ------     ------    ------------   --------
           CURRENT ASSETS:
             Excess Cash                                             $8.5      $82.9          ($71.5)     $19.9
             Cage Cash                                                5.5       25.0             0.0       30.5
             Other Current Assets                                    36.0       27.3             0.0       63.2
                                                                   ------     ------          ------   --------
               Total Current Assets                                 $50.0     $135.2          ($71.5)    $113.6

           PROPERTY & EQUIPMENT, NET                                533.2      688.4           219.0    1,440.7

           OTHER                                                     28.4       14.1            27.5       70.1

                                                                   ------     ------          ------   --------
             TOTAL ASSETS                                          $611.6     $837.7          $175.0   $1,624.4
                                                                   ======     ======          ======   ========

           CURRENT LIABILITIES
             Credit Facility                                         $0.0       $0.0            $0.0       $0.0
             Payables and Accruals                                   27.7       69.7           (27.4)      69.9
                                                                   ------     ------          ------   --------
               Total Current Liabilties                             $27.7      $69.7          ($27.4)     $69.9

           LONG TERM LIABILITIES
             DJT 10.875% Mtg Bonds                                 $330.0                                $330.0
             DJT 15.500% Snr Sec Notes                              155.0                                 155.0
             DJT Cap Lease & Other                                   50.3                                  50.3
             Gem 11.350% Mtg Bonds                                             659.3          (659.3)       0.0
             Gem Natwest Loan                                                   45.5                       45.5
             Gem New Mtg Bonds                                                   0.0           750.0      750.0
             Gem Other                                                          34.3           (27.4)       6.9
                                                                   ------     ------          ------   --------
               Total                                               $535.3     $739.1           $63.3   $1,337.7

           MINORITY INTEREST                                          1.7                                   1.7

           CAPITAL                                                   47.0       29.0           139.1      215.1

             Total Liabilties and Capital                          $611.7     $837.7          $175.0   $1,624.4
                                                                   ======     ======          ======   ========

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Gem Excess Cash Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------



                                                     estimate        estimate
                                                     12/31/95        03/31/96
                                                     --------        --------
              Cash Balance                              $90.0          $107.9

              Reserves:
                Cage Cash and Working Capital          ($25.0)         ($25.0)

              Excess Cash Balance                       $65.0           $82.9
                                                     ========        ========
              Adjustments:
                Accrued Interest on 11.35s              ($9.1)         ($27.4)

              Excess Cash Availability                  $55.8           $55.5
                                                     ========        ========

Rothschild Inc.

                                PROJECT WONDER
                  Analysis of Selected Atlantic City Casinos

                             Comparative Multiples
                             ---------------------
               (dollar amount in millions except per share data)

          MARKET MULTIPLE ANALYSIS FOR SELECTED INDUSTRY COMPARABLES
--------------------------------------------------------------------------------

                                                   CURRENT PRICE
                                          PRICE    AS % OF 52 WEEK                 MARKET          MARKET
             COMPANIES                  05-Jan-96    HIGH       LOW       SHARES    VALUE         CAP. (a)
------------------------------------    ---------  -------    -------     ------  -------         ---------
AZTAR Corp                                $8.13     77.38%    144.32%      38.3     311.2             715.1
Bally Entertainment Corp                 $15.00    100.00%    278.81%      47.3     709.5           1,696.9
Hollywood Casino Corp                     $4.50     43.90%    105.88%      24.7     111.2             491.4
Harrah's Entertainment, Inc.             $26.38     79.61%    131.15%     102.6   2,706.1           3,261.6
Griffin Gaming & Entertainment, Inc.     $11.75     59.67%    313.33%       7.9      92.8             258.4
Showboat Inc                             $26.38     89.77%    211.00%      15.5     408.8             568.4
Trump Hotels & Casino                    $21.75     97.21%    191.12%      16.7     363.2             804.4

Circus Circus Enterprises Inc.           $30.38   84.07%    144.64%      102.8   3,121.8            3,715.5
Mirage Resorts, Inc.                     $38.38  100.00%    196.79%       91.4   3,509.1            3,730.2

                                                    MARKET CAP. AS A MULTIPLE OF
                                       -------------------------------------------------------
                                       CURRENT    NEXT    CURRENT   NEXT     CURRENT    NEXT
                                         YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
             COMPANIES                  EBITDA   EBITDA    EBIT     EBIT      SALES     SALES
----------------------------           -------   ------   ------    -----    ------     ------
AZTAR Corp                                 6.6 x    5.1 x   10.9 x    7.2 x     1.2 x      1.1 x
Bally Entertainment Corp                   6.5      6.1      9.1      8.5       1.7        1.5
Hollywood Casino Corp                      5.8      5.1       NA       NA        NA         NA
Harrah's Entertainment, Inc.               7.5      6.5      8.6      7.7       2.1        2.0
Griffin Gaming & Entertainment, Inc.       4.2      3.9      5.4      5.0       0.9        0.8
Showboat Inc                               7.4      6.7     12.9     11.0       1.3        1.2
Trump Hotels & Casino                     10.6 *    5.4     17.4      7.7       2.4        2.1


Maximum (b)                                7.5 x    6.7 x   17.4 x   11.0 x     2.4 x      2.1 x
Mean (b)                                   6.3      5.5     10.7      7.9       1.6        1.5
Median (b)                                 6.6      5.4      9.1      7.7       1.3        1.2
Minimum (b)                                4.2      3.9      5.4      5.0       0.9        0.8


Circus Circus Enterprises Inc.             8.5      7.3     10.8      9.2       2.9        2.6
Mirage Resorts, Inc.                       9.2      8.7     14.4     13.0       2.8        2.7

----------
* Not included in summary multiples
(a) Market Capitalisation = Market Value + Preferred Equity at Liquidation Value (incl. Redeemable) + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities.
(b) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful, and (*) figures.

Rothschild Inc.

                                PROJECT WONDER
                  Analysis of Selected Atlantic City Casinos

                             Comparative Multiples
              (dollar amounts in millions except per share data)

          MARKET MULTIPLE ANALYSIS FOE SELECTED INDUSTRY COMPARABLESS
--------------------------------------------------------------------------------

                                                                  MARKET VALUE AS A MULTIPLE OF
                                                                    LTM    CURRENT    NEXT      LTM      LFQ
                          PRICE          MARKET     MARKET        NET TO   YEAR EPS  YEAR EPS  CASH    COMMON
       COMPANIES          1/5/96  SHARES  VALUE    CAP. (a)       COMMON   EST. (b)  EST. (b) FLOW (c) EQUITY
       ---------          ------  ------  -----    --------       ------   --------  -------- -------- ------
AZTAR CORP.                 $8.13  38.3   $310.8       $715.1       67.7 x    38.7 x   11.3 x    6.8 x    0.8 x
BALLY ENTERTAINMENT        $15.00  47.3   $709.5     $1,696.9       45.5      25.0     19.0      7.6      1.5
HOLLYWOOD CASINO 'A'        $4.50  24.7   $111.2       $491.4       41.2      12.5      6.9      2.0       NM
HARRAH'S ENTERTAIN.        $26.38 102.6 $2,706.1     $3,261.6       32.9      20.1     15.7     17.4      4.4
GRIFFIN GAMING & ENT       $11.75   7.9    $92.8       $258.4        4.4      11.0      9.6      1.9      3.6
SHOWBOAT, INC.             $26.38  15.5   $408.8       $568.4       26.4      37.1     17.8      8.7      2.4
TRUMP HOTELS & CASINO      $21.75  16.7   $363.2       $804.4         NM      12.1     10.5       NM      6.8




                                                 Maximum      (d)   67.7 x    38.7 x   19.0 x   17.4 x    6.8 x
                                                 Mean         (d)   36.3      22.4     13.0      7.4      3.2
                                                 Adj. Mean    (e)   36.5      23.7     14.0      6.3      3.0
                                                 Median       (d)   32.9      20.1     11.3      6.8      2.4
                                                 Minimum      (d)    4.4      11.0      6.9      1.9      0.8







CIRCUS CIRCUS ENTERP       $30.38 102.7 $3,120.5     $3,715.5       22.5      18.1     16.5     13.9      2.8
MIRAGE RESORTS             $38.38  91.4 $3,506.9     $3,730.2       23.8      21.1     19.6     14.7      3.0



                            MKT. CAP. AS A MULTIPLE OF

       COMPANIES              LTM       LTM       LTM
AZTAR CORP.                  EBITDA     EBIT     SALES
BALLY ENTERTAINMENT             7.1 x    11.9 x   1.27 x
HOLLYWOOD CASINO 'A'            7.2      10.8     1.71
HARRAH'S ENTERTAIN.             4.6       9.1     0.92
GRIFFIN GAMING & ENT            8.4      10.4     2.15
SHOWBOAT, INC.                  3.6       6.0     0.85
TRUMP HOTELS & CASINO           7.1      11.6     1.33
                               11.6      15.6     2.61

Maximum                        11.6 x    15.6 x   2.61 x
Mean                            7.1      10.8     1.55
Adj. Mean                       6.9      10.8     1.48
Median                          7.1      10.8     1.33
Minimum                         3.6       6.0     0.85



CIRCUS CIRCUS ENTERP           12.1      16.7     3.08
MIRAGE RESORTS                 10.4      14.0     2.87



----------
(a) Market Capitalization = Market Value + Preferred Equity at Liquidation Value (Incl. Redeemable) + Short-Term Debt + Long Term Debt + Minority Interest - Cash & Marketable Securities.
(b) Earnings Estimates were obtained from I/B/E/S.
(c) Cash Flow = Income Available to Common + Depreciation, Depletion & Amortization + Deferred Taxes - Unremitted Earnings of Unconsolidated Subsidiaries.
(d) Summary Multiples exlcude members that are Negative, Not Available, Not Meaningful, and figures which are considered ouliers(*)
(e) Adj. Mean excludes the high, low and negative numbers.

                                PROJECT WONDER
                  Analysis of Selected Atlantic City Casinos

                             Comparative Multiples
              (dollar amounts in millions except per share data)

                SUMMARY DATA FOR SELECTED INDUSTRY COMPARABLES
--------------------------------------------------------------------------------

                                                    LTM     CURRENT   NEXT      LTM      LFQ
                           SHARES --52 Week Range- NET TO   YR. EPS  YR. EPS    CASH    COMMON      LTM      LTM      LTM      LTM
        COMPANIES           OUT     HIGH    LOW    COMMON   EST. (a) EST. (a) FLOW (b)  EQUITY    EBITDA    EBIT     SALES    ENDED
        ---------          -----    ----    ---    ------   -------  -------  -------   ------    ------   -----     -----    -----
AZTAR CORP.                 38.3   $10.50   $5.63    $4.6    $0.21    $0.72     $46.0    $371.7   $101.3    $59.9     564.2   9/95
BALLY ENTERTAINMENT         47.3   $12.88   $5.38   $15.6    $0.60    $0.79     $93.3    $479.4   $234.5   $156.8     990.7   9/95
HOLLYWOOD CASINO 'A'        24.7   $10.25   $4.25    $2.7    $0.36    $0.65     $54.4    ($28.4)  $105.8    $54.1     533.7   9/95
HARRAH'S ENTERTAIN.        102.6   $33.13  $20.11   $82.3    $1.31    $1.68    $155.7    $609.3   $386.2   $312.8   1,515.2   9/95
GRIFFIN GAMING & ENT         7.9   $19.69   $3.75   $21.3    $1.07    $1.22     $49.8     $25.9    $71.6    $43.1     302.6   9/95
SHOWBOAT, INC.              15.5   $29.38  $12.50   $15.5    $0.71    $1.48     $47.1    $172.7    $80.4    $48.8     427.4   9/95
TRUMP HOTELS & CASINO       16.7   $21.63  $11.38  ($17.2)   $1.80    $2.08     ($0.6)    $53.7    $69.5    $51.5     308.2   9/95


CIRCUS CIRCUS ENTERP       102.7   $36.13  $21.00  $138.7    $1.68    $1.84    $224.6  $1,134.7   $308.1   $222.1   1,207.2   7/95
MIRAGE RESORTS              91.4   $35.13  $19.50  $147.1    $1.82    $1.96    $238.6  $1,158.2   $358.3   $266.8   1,298.2   9/95



SUMMARY RATIOS FOR SELECTED INDUSTRY COMPARABLES

                           3 YEAR      LTM     LTM      1995E    3 YEAR     GEARING                 LTM
                            CAGR     EBITDA    EBIT      EPS      CAGR     NET DEBT/      DIV.     D & A/
        COMPANIES           SALES    MARGIN   MARGIN   GROWTH     EPS      BOOK CAP.     YIELD     SALES
        ---------          ------    ------   ------   ------    ------    ---------     -----     -------
AZTAR CORP.                   4.0%    18.0%   10.6%    242.9%   103.3%       52.6%        0.0%      7.3%
BALLY ENTERTAINMENT         -12.6%    23.7%   15.8%     31.7%   -61.8%       66.5%        0.0%      7.8%
HOLLYWOOD CASINO 'A'           NA     19.8%   10.1%     80.6%      NA       108.1%        0.0%      9.7%
HARRAH'S ENTERTAIN.           9.1%    25.5%   20.6%     28.2%    60.7%       50.7%        0.0%      4.8%
GRIFFIN GAMING & ENT         -5.5%    23.7%   14.2%     14.0%    13.4%       86.5%        0.0%      9.4%
SHOWBOAT, INC.                6.6%    18.8%   11.4%    108.5%    26.0%       60.7%        0.4%      7.4%
TRUMP HOTELS & CASINO           NA    22.6%   16.7%     15.6%       NA       89.1%        0.0%      5.4%

Mean                          0.3%    21.7%   14.2%    74.5%     28.3%       73.5%        0.1%      7.4%
Mean (excluding neg points)   6.6%    21.7%   14.2%    74.5%     50.9%       73.5%        0.1%      7.4%

CIRCUS CIRCUS ENTERP         13.2%    25.5%   18.4%     9.5%      8.9%       37.1%        0.0%      7.1%
MIRAGE RESORTS               15.1%    27.6%   20.6%     7.7%     18.2%       16.2%        0.0%      7.0%


                            2 YEAR                           COMP.
                             AVGE      CAPEX/      CAPEX/   RELATIVE
        COMPANIES            CAPEX     Deprec.     Sales      PE
        ---------           ------     -------     ------   --------
AZTAR CORP.                   $66.1       1.6       11.7%     4.4
BALLY ENTERTAINMENT           $96.6       1.2        9.7%     3.0
HOLLYWOOD CASINO 'A'          $72.0       1.4       13.5%     2.7
HARRAH'S ENTERTAIN.          $227.0       3.1       15.0%     2.1
GRIFFIN GAMING & ENT          $17.6       0.6        5.8%     0.3
SHOWBOAT, INC.                $66.1       2.1       15.5%     1.7
TRUMP HOTELS & CASINO         $16.2       1.0        5.3%      NM

Mean                          $90.9       1.7       11.9%     2.4
Mean (excluding neg points)   $90.9       1.7       11.9%     2.4

CIRCUS CIRCUS ENTERP         $262.3       3.1       21.7%     1.5
MIRAGE RESORTS               $250.8       2.7       19.3%     1.5

(a) Earnings Estimates were obtained from I/B/E/S
(b) Cash Flow = Income Available to Common + Depreciation, Depletion & Amortization + Deferred Taxes - Unremitted Earnings of Unconsolidated Subsidiaries.

                MARKET MULTIPLE ANALYSIS
                ------------------------

                   TABLE OF CONTENTS
                   -----------------


Contents                                              Page
--------                                              ----
Current Trading Multiples                                1
Capital Structures                                       2
Sales Information                                        3
EBITDA Information                                       4
Depreciation Information                                 5
EBIT Information                                         6
EPS Information                                          7
Historical Sales & EBITDA Trading Multiples              8
Historical EBIT & Net Income Trading Multiples           9
Historical Shares & Net Income Information              10
Historical Share Prices & Market Values                 11
Historical Debt Information                             12
Historical Preferred Information                        13
Historical Minority Interest Information                14
Historical Cash Information                             15
Historical Equity Invest. & Market Capitalizations      16
"IBES, Value Line & S&P 500 PEs"                        17
Other & Comments                                        18
Business Description & SIC Codes                        19
Notes                                                   20



This document has been prepared as a medium for discussion. No representations are made or should be inferred as to its accuracy or completeness.

                           CURRENT TRADING MULTIPLES

                          Adjusted Market Capitalization - to -          Market Value - to -
                          LTM    1995E     LTM      1995E    Book     LTM     1995E    1996E    Book
Company                 EBITDA  EBITDA     EBIT     EBIT     Cap    Net Inc. Net Inc. Net Inc.  Value
-------                 ------  ------     ----     -----    ----   -------- -------  -------  -------
AZTAR CORP.              7.1     6.7      11.9      11.0     0.9     67.7      38.7     11.3     0.8
BALLY ENTERTAINMENT      7.2     6.5      10.8       9.1     1.2     45.5      25.0     19.0     1.5
HOLLYWOOD CASINO 'A'     4.6     5.8       9.1        NA     1.4     41.2      12.5      6.9    (3.9)
HARRAH'S ENTERTAIN.      8.4     7.5      10.4       8.7     2.6     32.9      20.1     15.7     4.4
GRIFFIN GAMING & ENT     3.6     4.2       6.0       5.4     1.3      4.4      11.0      9.6     3.6
SHOWBOAT, INC.           7.1     7.4      11.6      12.9     1.3     26.4      37.1     17.8     2.4
TRUMP HOTELS & CASINO   11.6    10.6      15.6      17.4     1.6    (21.1)     12.1     10.5     6.8

ADJ. MEAN(a)             6.9     6.8      10.8      10.4     1.4     36.3      24.1     13.4     2.5

CIRCUS CIRCUS ENTERP    12.1     8.4      16.7      10.8     2.1     22.5      18.1     16.5     2.8
MIRAGE RESORTS          10.4     9.2      14.0      14.3     2.7     23.8      21.1     19.6     3.0


                     Gearing            LTM       1995    Value Line
                    Net Debt/   Div.   EBITDA   Net Inc.   Timely
                    Bk Cap     Yield   Margin   Growth     Rating
                    --------   -----   ------   --------  ---------
AZTAR CORP.            52.6%    0.0%    18.0%    242.9%      4.0
BALLY ENTERTAINMENT    66.5%    0.0%    23.7%     31.7%       NA
HOLLYWOOD CASINO 'A'  108.1%    0.0%    19.8%     80.6%       NA
HARRAH'S ENTERTAIN.    50.7%    0.0%    25.5%     28.2%       NA
GRIFFIN GAMING & ENT   86.5%    0.0%    23.7%     14.0%       NA
SHOWBOAT, INC.         60.7%    0.4%    18.8%    108.5%      2.0
TRUMP HOTELS & CASINO  89.1%    0.0%    22.6%     15.6%       NA

ADJ. MEAN(a)           70.8%    0.1%    21.6%     84.3%       NA

CIRCUS CIRCUS ENTERP   37.1%    0.0%    25.5%      9.5%      4.0
MIRAGE RESORTS         16.2%    0.0%    27.6%      7.7%      2.0

(a) Adjusted Mean excludes the high, low and negative numbers.

                                                                          Page 2
                              CAPITAL STRUCTURES
                              ------------------

                                 $/share   Market    Total     Pref. Interest            Invest    Market      Book    Net Debt/
Company               Shares     1/5/96     Value     Debt    @ Book  @ Book    Cash     @ Book     Cap.       Value   Total Cap
-------               ------     -------   ------   -------   ------ --------  ------    ------    -------     -----   ---------
AZTAR CORP.             38.3      $8.13     310.8     455.7     6.1     4.1     (48.9)    (12.6)     715.1     371.7     52.6%
BALLY ENTERTAINMENT     47.3     $15.00     709.5   1,307.4     0.2    37.2    (357.4)      0.0    1,696.9     479.4     66.5%
HOLLYWOOD CASINO 'A'    24.7      $4.50     111.2     429.6     0.0     0.0     (49.4)      0.0      491.4     (28.4)   108.1%
HARRAH'S ENTERTAIN.    102.6     $26.38   2,706.1     700.4     0.0    20.6     (72.8)    (92.7)   3,261.6     609.3     50.7%
GRIFFIN GAMING & ENT     7.9     $11.75      92.8     217.1     0.0     0.0     (51.5)      0.0      258.4      25.9     86.5%
SHOWBOAT, INC.          15.5     $26.38     408.8     392.2     0.0     1.8    (125.6)   (108.9)     568.4     172.7     60.7%
TRUMP HOTELS & CASINO   16.7     $21.75     363.2     488.8     0.0     0.0     (47.6)      0.0      804.4      53.7     89.1%

CIRCUS CIRCUS ENTERP   102.7     $30.38   3,120.5     732.5     0.0     0.0     (62.7)    (74.8)   3,715.5   1,134.7    37.1%
MIRAGE RESORTS          91.4     $38.38   3,506.9     258.3     0.0     0.0     (35.0)      0.0    3,730.2   1,158.2    16.2%

                               SALES INFORMATION
                               -----------------

                         1986     1987     1988    1989   1990    1991    1992    1993    1994     LTM      1995E   1996E
Company                 Sales    Sales    Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales     Sales   Sales
-------                -------  -------  ------- ------- ------- ------- ------- ------- ------- -------   ------- -------
AZTAR CORP.              687.0    747.3    476.7   522.3   508.2   481.3   512.0   518.8   541.4   564.2     595.8   635.5
BALLY ENTERTAINMENT    1,639.0  1,730.1  1,940.8 2,069.2 2,082.2 1,412.5 1,297.0 1,320.1   942.3   990.7   1,030.0 1,120.0
HOLLYWOOD CASINO 'A'        NA       NA       NA      NA      NA      NA      NA   342.7   463.9   533.7        NA      NA
HARRAH'S ENTERTAIN.         NA    797.7    866.0   944.8 1,004.2 1,031.1 1,113.1 1,251.9 1,339.4 1,515.2   1,553.6 1,624.2
GRIFFIN GAMING & ENT     428.1    455.8    456.0   451.3   423.6   418.2   436.9   439.6   353.0   302.6     282.7   314.1
SHOWBOAT, INC.            50.2    114.3    295.0   342.4   334.3   331.6   355.2   375.7   401.3   427.4     429.7   462.8
TRUMP HOTELS & CASINO       NA       NA       NA      NA      NA      NA   313.3   300.5   295.1   308.2     331.3   381.0

CIRCUS CIRCUS ENTERP     374.0    458.9    512.0   522.4   692.1   806.0   843.0   954.9 1,170.2 1,207.2   1,340.0 1,550.0
MIRAGE RESORTS           381.8    194.2    175.0   299.8   909.0   822.9   833.0   953.3 1,254.2 1,298.2   1,325.0 1,420.0

                         1986     1987     1988    1989    1990    1991    1992    1993    1994    LTM      1995E   1996E
                         Sales    Sales    Sales  Sales   Sales    Sales   Sales   Sales   Sales  Sales     Sales   Sales
                        Growth   Growth   Growth  Growth  Growth  Growth  Growth  Growth  Growth  Growth    Growth  Growth
                       -------  -------  ------- ------- ------- ------- ------- ------- ------- -------   ------- -------
AZTAR CORP.                 NA     8.8%   -36.2%    9.6%   -2.7%   -5.3%    6.4%    1.3%    4.4%       -     10.0%   12.6%
BALLY ENTERTAINMENT         NA     5.6%    12.2%    6.6%    0.6%  -32.2%   -8.2%    1.8%  -28.6%       -      9.3%   13.1%
HOLLYWOOD CASINO 'A'        NA       NA       NA      NA      NA      NA      NA      NA   35.3%       -        NA      NA
HARRAH'S ENTERTAIN.         NA       NA     8.6%    9.1%    6.3%    2.7%    7.9%   12.5%    7.0%       -     16.0%    7.2%
GRIFFIN GAMING & ENT        NA     6.5%     0.0%   -1.0%   -6.1%   -1.3%    4.5%    0.6%  -19.7%       -    -19.9%    3.8%
SHOWBOAT, INC.              NA   128.0%   158.0%   16.1%   -2.4%   -0.8%    7.1%    5.8%    6.8%       -      7.1%    8.3%
TRUMP HOTELS & CASINO       NA       NA       NA      NA      NA      NA      NA   -4.1%   -1.8%       -        NA   23.6%

CIRCUS CIRCUS ENTERP        NA    22.7%    11.6%    2.0%   32.5%   16.5%    4.6%   13.3%   22.5%       -     14.5%   28.4%
MIRAGE RESORTS              NA   -49.1%    -9.9%   71.3%  203.2%   -9.5%    1.2%   14.4%   31.6%       -      5.6%    9.4%

                                                                         Page 4

                            1986    1987      1988      1989     1990     1991    1992    1993     1994    LTM     1995E   1996E
                           EBITDA  EBITDA    EBITDA    EBITDA   EBITDA   EBITDA  EBITDA  EBITDA   EBITDA  EBITDA   EBITDA  EBITDA
Company                      %        %        %          %       %        %        %       %       %       %       %       %
-------                    ------  ------    ------    ------   ------   ------  ------  -------  -------  ------  ------  ------
AZTAR CORP.                15.0%    14.6%     11.4%      0.3%    10.2%     8.7%   12.0%    13.5%   19.7%   18.0%   18.0%   22.4%
BALLY ENTERTAINMENT        20.1%    18.9%     19.7%     17.7%    14.3%    13.3%   17.0%    17.1%   24.2%   23.7%   25.3%   25.0%
HOLLYWOOD CASINO 'A'          NA       NA        NA        NA       NA       NA      NA    20.4%   18.7%   19.8%      NA      NA
HARRAH'S ENTERTAIN.           NA    17.5%     21.0%     21.3%    20.8%    23.4%   25.0%    28.2%   26.5%   25.5%   28.1%   31.0%
GRIFFIN GAMING & ENT        6.1%    15.1%     11.1%      6.2%     9.1%    17.2%   12.1%     9.3%    0.0%   23.7%   21.7%   20.9%
SHOWBOAT, INC.             26.4%    24.5%     13.2%     15.1%    15.0%    18.5%   19.3%    18.5%   16.8%   18.8%   17.9%   18.3%
TRUMP HOTELS & CASINO         NA       NA        NA        NA       NA       NA   19.3%    19.3%   19.3%   22.6%   23.0%   39.2%

CIRCUS CIRCUS ENTERP       29.8%    31.5%     33.0%     32.6%    30.4%    30.7%   29.9%    27.1%   28.8%   25.5%   32.9%   32.7%
MIRAGE RESORTS             20.3%    22.0%     27.8%     26.4%    27.1%    27.2%   22.7%    24.7%   26.7%   27.6%   30.5%   30.0%
                            1986    1987      1988      1989     1990     1991    1992    1993     1994    LTM     1995E   1996E
Company                    EBITDA  EBITDA    EBITDA    EBITDA   EBITDA   EBITDA  EBITDA  EBITDA   EBITDA  EBITDA   EBITDA  EBITDA
-------                    ------  ------    ------    ------   ------   ------  ------  -------  -------  ------  ------  ------
HOLLYWOOD CASINO 'A'          NA       NA        NA        NA       NA       NA      NA     69.7    86.6    105.8   85.3    95.9
HARRAH'S ENTERTAIN.           NA    139.6     181.4     201.6    208.6    241.2   278.6    353.3   355.1    386.2  435.8   503.3
GRIFFIN GAMING & ENT        25.9     68.8      50.5      27.8     38.6     71.8    52.7     40.8      NA     71.6   61.5    65.7
SHOWBOAT, INC.              13.2     28.0      38.9      51.6     50.1     61.2    68.5     69.6    67.4     80.4   77.1    84.7
TRUMP HOTELS & CASINO         NA       NA        NA        NA       NA       NA    56.0     67.2    59.1     69.5   76.2   149.4

CIRCUS CIRCUS ENTERP       111.5     144.6    168.7     170.2    210.7    247.8   252.1    259.2   337.1    308.1  440.5   507.2
MIRAGE RESORTS              77.6      42.8     48.7      79.2    245.9    223.5   188.8    235.7   335.0    358.3  403.9   426.3

DEPRECIATION & AMORITIZATION INFORMATION                               Page 5
----------------------------------------


                        1986    1987    1988    1989    1990    1991    1992    1993    1994    LTM     1995E   1996E
Company                  D&A     D&A     D&A     D&A     D&A     D&A     D&A     D&A     D&A    D&A      D&A     D&A
-------                 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----   -----
AZTAR CORP.             (39.2)  (44.2)  (24.6)  (34.2)  (27.8)  (28.2)  (28.7)  (32.7)  (37.0) (41.4)   (41.8)  (43.0)
BALLY ENTERTAINMENT    (142.2) (131.2) (137.1) (153.9) (159.7) (110.5) (108.9) (113.8)  (76.0) (77.7)   (80.0)  (85.0)
HOLLYWOOD CASINO 'A'     NA       NA      NA      NA      NA      NA      NA    (27.1)  (31.0) (51.7)     NA      NA
HARRAH'S ENTERTAIN.      NA     (44.1)  (44.8)  (49.5)  (55.5)  (63.9)  (69.6)  (77.6)  (70.6) (73.4)   (80.0)  (85.0)
GRIFFIN GAMING & ENT    (23.9)  (23.6)  (23.2)  (35.7)  (26.3)  (23.8)  (25.3)  (27.9)  (17.3) (28.5)   (13.5)  (14.3)
SHOWBOAT, INC."          (2.9)   (6.7)  (18.9)  (19.6)  (22.4)  (25.7)  (22.0)  (23.3)  (28.4) (31.6)   (32.0)  (33.0)
TRUMP HOTELS & CASINO    NA       NA      NA      NA      NA      NA    (15.8)  (17.6)  (15.7) (16.6)   (30.0)  (45.0)

CIRCUS CIRCUS ENTERP    (24.7)  (29.4)  (31.8)  (31.2)  (41.0)  (47.4)  (46.6)  (58.1)  (81.1) (86.0)   (95.3) (104.0)
MIRAGE RESORTS          (27.3)  (17.0)  (14.9)  (21.9)  (53.7)  (60.0)  (63.0)  (74.1)  (97.2) (91.5)  (143.8) (140.0)

                        1986    1987    1988    1989   1990    1991   1992    1993    1994    LTM     1995E     1996E
                        D&A /   D&A /   D&A /   D&A /  D&A /   D&A /  D&A /   D&A /   D&A /   D&A /   D&A /     D&A /
                        Sales   Sales   Sales   Sales  Sales   Sales  Sales   Sales   Sales   Sales   Sales     Sales
                        -----   -----   -----   -----  -----   -----  -----   -----   -----   -----   -----     -----
AZTAR CORP.             5.7%    5.9%    5.2%    6.5%    5.5%    5.9%    5.6%    6.3%    6.8%   7.3%    7.0%     6.8%
BALLY ENTERTAINMENT     8.7%    7.6%    7.1%    7.4%    7.7%    7.8%    8.4%    8.6%    8.1%   7.8%    7.8%     7.6%
HOLLYWOOD CASINO 'A'     NA      NA      NA      NA      NA      NA      NA     7.9%    6.7%   9.7%    NA       NA
HARRAH'S ENTERTAIN.      NA     5.5%    5.2%    5.2%    5.5%    6.2%    6.3%    6.2%    5.3%   4.8%    5.1%     5.2%
GRIFFIN GAMING & ENT    5.6%    5.2%    5.1%    7.9%    6.2%    5.7%    5.8%    6.4%    4.9    9.4%    4.8%     4.6%
SHOWBOAT, INC.          5.8%    5.9%    6.4%    5.7%    6.7%    7.7%    6.2%    6.2%    7.%    7.4%    7.4%     7.1%
TRUMP HOTELS & CASINO    NA      NA      NA      NA      NA      NA     5.1%    5.8%    53%    5.4%    9.1%    11.8%

CIRCUS CIRCUS ENTERP    6.6%    6.4%    6.2%    6.0%    5.9%    5.9%    5.5%    6.1%    6.9    7.1%    7.1%     6.7%
MIRAGE RESORTS  7.2%    8.7%    8.5%    7.3%    5.9%    7.3%    7.6%    7.8%    7.7%    7.0%  10.8%    9.9%

                               EBIT INFORMATION
                               ----------------


                         1986    1987    1988    1989    1990    1991    1992    1993    1994    LTM     1995E   1996E
Company                  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %  EBIT %
-------                  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
AZTAR CORP.               9.3%     8.7%    6.2%   -6.3%    4.8%    2.8%    6.4%    7.2%  12.8%   10.6%   11.0%   15.6%
BALLY ENTERTAINMENT      11.4%    11.3%   12.6%   10.2%    6.7%    5.5%    8.6%    8.5%  16.2%   15.8%   18.1%   17.7%
HOLLYWOOD CASINO 'A'      NA       NA      NA      NA      NA      NA      NA     12.4%  12.0%   10.1%    NA      NA
HARRAH'S ENTERTAIN.       NA      12.0%   15.8%   16.1%   15.2%   17.2%   18.8%   22.0%  21.2%   20.6%   24.2%   26.2%
GRIFFIN GAMING & ENT      0.5%     9.9%    6.0%   -1.7%    2.9%   11.5%    6.3%    2.9%  -4.9%   14.2%   16.9%   16.4%
SHOWBOAT, INC.           20.6%    18.6%    6.8%    9.3%    8.3%   10.7%   13.1%   12.3%  9.7%   11.4%   10.2%   11.1%
TRUMP HOTELS & CASINO     NA       NA      NA      NA      NA      NA     11.2%   16.5%  14.7%   16.7%   13.9%   27.4%

CIRCUS CIRCUS ENTERP     23.2     25.1    26.7    26.6%   24.5%   24.9    24.4    21.1   21.9    18.4%   25.8%   26.9%
MIRAGE RESORTS           13.2%    13.3%   19.3%   19.1%   21.1%   19.9%   15.1%   16.9%  19.0%   20.6%   19.6%   20.2%

                        1986    1987    1988    1989    1990    1991    1992    1993    1994    LTM     1995E   1996E
                        EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT    EBIT
                        ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----   -----
AZTAR CORP.              63.9    64.8    29.7    (32.8)   24.2    13.6     32.6    37.4   69.4    59.9    65.3      9.3
BALLY ENTERTAINMENT     187.2   196.3   245.2    211.5   138.9    77.8    111.2   112.2   152.4   156.8   186.4    198.2
HOLLYWOOD CASINO 'A'     NA       NA      NA      NA      NA       NA      NA      42.6   55.7    54.1    NA       NA
HARRAH'S ENTERTAIN.      NA      95.5   136.7    152.2   153.1   177.3    209.0   275.7  284.4   312.8   376.1    425.4
GRIFFIN GAMING & ENT      2.0    45.2    27.3     (7.8)   12.3    48.0     27.4    12.9  (17.3)   43.1    47.9     51.4
SHOWBOAT, INC.           10.3    21.3    20.0     32.0    27.8    35.5     46.5    46.3   39.0    48.8    43.9     51.4
TRUMP HOTELS & CASINO    NA       NA      NA      NA      NA       NA      35.0    49.6   43.4    51.5    46.2    104.4

CIRCUS CIRCUS ENTERP     86.8   115.1   136.9    139.0   169.7   200.4    205.5   201.1  256.0   222.1   345.1    403.3
MIRAGE RESORTS           50.2    25.8    33.8     57.3   192.1   163.5    125.7   161.5  237.8   266.8   260.1    286.9

                                                                          Page 7
                                EPS INFORMATION
                                ---------------


                         1986    1987    1988    1989    1990    1991    1992    1993    1994    LTM     1995E   1996E
Company                  EPS     EPS     EPS     EPS     EPS     EPS     EPS     EPS     EPS     EPS     EPS     EPS
-------                  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----   -----
AZTAR CORP.              $0.27   $0.15   ($0.04) ($1.18)   $0.16   $0.05    $0.41    $0.28    $0.42   $0.12   $0.21   $0.72
BALLY ENTERTAINMENT      $0.81   $0.26    $1.12  ($0.15) ($10.57) ($1.79)  ($0.05)  ($0.40)  ($0.10)  $0.33   $0.60   $0.79
HOLLYWOOD CASINO 'A'      NA      NA       NA       NA      NA       NA      NA      $0.02    $0.08   $0.11   $0.36   $0.65
HARRAH'S ENTERTAIN.       NA     $0.00    $0.00   $0.00    $0.30   $0.33    $0.51    $0.89    $1.37   $0.80   $1.31   $1.68
GRIFFIN GAMING & ENT      NM      NM       NM       NM      NM   ($10.35) ($13.25) ($25.35) ($15.10)  $2.70   $1.07   $1.22
SHOWBOAT, INC.           $0.58  ($0.18)  ($0.37)  $0.34    $0.10   $0.51    $1.37    $0.89    $1.02   $1.00   $0.71   $1.48
TRUMP HOTELS & CASINO     NA      NA       NA       NA      NA       NA      NA        NA       NA   ($1.03)  $1.80   $2.08

CIRCUS CIRCUS ENTERP     $0.32   $0.55     0.76    0.87    $1.02   $1.23    $1.41    $1.34    $1.59   $1.35   $1.68   $1.84
MIRAGE RESORTS           $0.04   $0.07   ($0.03) ($0.65)   $0.63   $0.80    $0.53    $0.58    $1.32   $1.61   $1.82   $1.96

                       1986    1987     1988      1989     1990    1991    1992     1993     1994  LTM     1995E     1996E
                       EPS     EPS      EPS       EPS      EPS     EPS     EPS      EPS     EPS    EPS     EPS       EPS
                       Growth  Growth   Growth    Growth   Growth  Growth  Growth  Growth  Growth  Growth  Growth    Growth
                       ------  ------   ------    ------   ------  ------  ------  ------  ------  ------  ------    ------
AZTAR CORP.              NA    -44.4%  -126.7%    2850.0% -113.6%  -68.8%  720.0%   -31.7%    50.0%     -     -25.0%  242.9%
BALLY ENTERTAINMENT      NA    -67.9%   330.8%    -113.4% 6946.7%  -83.1%  -97.2%   700.0%   -75.0%     -    -250.0%   31.7%
HOLLYWOOD CASINO 'A'     NA     NA       NA         NA      NA       NA      NA       NA     300.0%     -    1700.0%   80.6%
HARRAH'S ENTERTAIN.      NA     NA       NA         NA      NA      10.0%   54.5%    74.5%    53.9%     -      47.2%   28.2%
GRIFFIN GAMING & ENT     NA    ERR      ERR        ERR     ERR       ERR    28.0%    91.3%   -40.4%     -    -104.2%   14.0%
SHOWBOAT, INC.           NA   -131.0%   105.6%    -191.9%  -70.6%  410.0%  168.6%   -35.0%    14.6%     -     -20.2%  108.5%
TRUMP HOTELS & CASINO    NA     NA       NA         NA      NA       NA      NA        NA       NA      -      NA      15.6%

CIRCUS CIRCUS ENTERP     NA     71.9%    38.2%      14.5%   17.2%   20.6%   14.6%    -5.0%    18.7%     -      25.4%    9.5%
MIRAGE RESORTS           NA     75.0%  -142.9%    2066.7% -196.9%   27.0%  -33.8%     9.4%   127.6%     -     213.8%    7.7%

                  HISTORICAL SALES & EBITDA TRADING MULTIPLES

                                                                                                                  LTM       10 yr
                        86 Adj   87 Adj    88 Adj    89 Adj    90 Adj    91 Adj    92 Adj    93 Adj    94 Adj     Adj      Median
                      Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Adj Mkt
Company               86 Sales  87 Sales  88 Sales  89 Sales  90 Sales  91 Sales  92 Sales  93 Sales  94 Sales LTM Sales  Cap/Sales
-------               --------  --------- --------- --------- --------- --------- --------- --------- -------- ---------- ---------
AZTAR CORP.                0.6        0.6      0.6       0.6       0.2       0.4        0.5       1.1     1.1        1.3       0.7
BALLY ENTERTAINMENT        1.1        1.0      1.1       1.0       0.6       0.8        1.0       1.2     1.5        1.7       1.1
HOLLYWOOD CASINO 'A'        NA         NA       NA        NA        NA        NA         NA       1.6     1.1        0.9       1.2
HARRAH'S ENTERTAIN.         NA        0.0      0.0       0.0       1.3       1.5        2.4       4.3     2.8        2.2       1.6
GRIFFIN GAMING & ENT       1.0        1.3      1.4       1.8       0.7       0.9        0.9       1.2     0.5        0.9       1.1
SHOWBOAT, INC.             4.1        2.4      1.0       0.8       0.7       0.8        1.0       1.0     1.0        1.3       1.4
TRUMP HOTELS & CASINO       NA         NA       NA        NA        NA        NA         NA        NA      NA         NA        NA

CIRCUS CIRCUS ENTERP       2.2        2.1      2.3       3.8       2.9       3.0        4.2       3.9     2.1        3.1       2.9
MIRAGE RESORTS             1.4        1.2      5.3       4.2       1.3       1.5        2.0       2.8     1.7        2.9       2.4



                      Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap./ Mkt Cap /  Median
                      86 EBITDA 87 EBITDA 88 EBITDA 89 EBITDA 90 EBITDA 91 EBITDA 92 EBITDA 93 EBITDA 94 EBITDA LTM EBITDA EBITDA
                      --------- --------- --------- --------- --------- --------- --------- --------- -------- ---------- ---------
AZTAR CORP.                 3.7       4.0       5.2       NM        2.3       5.1       4.4       8.3       5.4       7.1      5.1
BALLY ENTERTAINMENT         5.6       5.3       5.6      5.6        4.4       6.2       5.6       7.2       6.3       7.2      5.9
HOLLYWOOD CASINO 'A'         NA        NA        NA       NA         NA        NA        NA       7.8       5.7       4.6      6.0
HARRAH'S ENTERTAIN.          NA        NA        NA       NA        6.0       6.4       9.5      15.2      10.4       8.4      9.3
GRIFFIN GAMING & ENT       15.9       8.6      13.1     29.3        7.7       5.2       7.8      12.4        NA       3.6     11.5
"SHOWBOAT, INC."           15.5       9.9       7.5      5.5        4.8       4.5       5.2       5.5       6.2       7.1      7.2
TRUMP HOTELS & CASINO        NA        NA        NA       NA         NA        NA        NA        NA        NA        NA       NA

CIRCUS CIRCUS ENTERP        7.3       6.8       6.9     11.7        9.4       9.8      14.1      14.2       7.2      12.1      9.9
MIRAGE RESORTS              7.0       5.3      18.9     15.9        4.8       5.6       8.8      11.3       6.5      10.4      9.5


                HISTORICAL EBIT & NET INCOME TRADING MULTIPLES

                                                                                                                           10 yr
                      86 Adj    87 Adj    88 Adj    89 Adj    90 Adj    91 Adj    92 Adj    93 Adj    94 Adj    LTM Adj     Median
                       Mkt       Mkt       Mkt       Mkt       Mkt       Mkt        Mkt       Mkt       Mkt       Mkt      Adj Mkt
                      Cap./    Cap./      Cap./     Cap./     Cap./     Cap./      Cap./     Cap./     Cap./     Cap./      Cap./
Company              86 EBIT   87 EBIT   88 EBIT   89 EBIT   90 EBIT   91 EBIT   92 EBIT   93 EBIT   94 EBIT   LTM EBIT     EBIT
-------              -------   -------   -------   -------   -------   -------   -------   -------   -------   --------    -------
AZTAR CORP.              6.0      6.7       9.5     (10.0)      4.9      15.8       8.3      15.6       8.2       11.9       7.7
BALLY ENTERTAINMENT      9.8      8.9       8.7       9.7       9.4      15.0      11.1      14.4       9.5       10.8      10.7
HOLLYWOOD CASINO 'A'      NA       NA        NA        NA        NA        NA        NA      12.7       8.8        9.1      10.2
HARRAH'S ENTERTAIN.       NA      0.0       0.0       0.0       8.2       8.7      12.7      19.5      13.0       10.4       8.0
GRIFFIN GAMING & ENT   202.5     13.1      24.2    (103.8)     24.2       7.7      15.0      39.4     (11.0)       6.0      21.7
SHOWBOAT, INC.          19.9     13.0      14.5       8.9       8.6       7.7       7.7       8.2      10.7       11.6      11.1
TRUMP HOTELS & CASINO     NA       NA        NA        NA        NA        NA        NA        NA        NA       15.6      15.6

CIRCUS CIRCUS ENTERP     9.3      8.5       8.4      14.3      11.7      12.1      17.4      18.4      9.5        16.7      12.6
MIRAGE RESORTS          10.9      8.7      27.2      22.0       6.2       7.6      13.3      16.5      9.2        14.0      13.6

                     Val./86  Val./87    Val./88  Val./89    Val./90   Val./91   Val./92   Val./93   Val./94   Val./LTM     Median
                    Net Inc.  Net Inc.   Net Inc. Net Inc.   Net Inc.  Net Inc.  Net Inc.  Net Inc.  Net Inc.   Net Inc.        PE
                    --------  --------   -------  --------   -------   -------   -------   -------   -------   --------    -------
AZTAR CORP.               NA       NA        NA     (7.0)      17.2      112.5      17.7      23.7      14.3      67.7        35.1
BALLY ENTERTAINMENT     24.4     49.5      19.8   (100.8)     (0.2)       (2.9)   (157.5)    (21.3)    (61.3)     45.5       (20.5)
HOLLYWOOD CASINO 'A'      NA       NA        NA       NA        NA          NA        NA     637.5      71.9      41.2       250.2
HARRAH'S ENTERTAIN.       NA       NA        NA       NA      16.7        22.2      35.9      51.4      22.5      32.9        30.3
GRIFFIN GAMING & ENT      NA       NA        NA       NA        NA        (0.7)     (0.3)     (0.3)     (0.3)      4.4         0.5
SHOWBOAT, INC.          16.9    (40.3)    (23.6)    27.2      40.0        17.2      12.3      18.1      14.2      26.4        10.8
TRUMP HOTEL & CASINO      NA       NA        NA       NA        NA          NA        NA        NA        NA     (21.1)      (21.1)

Mean                    20.7      4.6      (1.9)   (26.9)     18.4        29.6     (18.4)    118.2      10.2      36.3        51.1

CIRCUS CIRCUS ENTERP    18.6     14.2      12.8     21.5      17.9        20.3      26.8      27.4      14.5      22.5        19.7
MIRAGE RESORTS          92.5     61.4    (236.7)   (16.8)     11.8        13.9      24.7      41.2      15.5      23.8         3.1

Relative PE Calculations:
------------------------
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 PE              16.7     14.1      11.7     15.4      15.5        26.1      22.8      21.3      15.0      15.4        17.4
Comparable Avg.
  Relative PE            1.2      0.3      (0.2)    (1.7)      1.2         1.1      (0.8)      5.5       0.7       2.4         2.9

Intermediate Treasury
  Yields                 7.2%     8.8%      9.2%     7.9%      8.1%        6.7%      6.6%      5.8%      7.8%      6.5%        7.5%
----------------------------------------------------------------------------------------------------------------------------------

                  SHARES OUTSTANDING & NET INCOME INFORMATION
                  -------------------------------------------

                        1986    1987    1988    1989    1990    1991    1992    1993    1994    LTM     1993    1994
Company                 Shrs    Shrs    Shrs    Shrs    Shrs    Shrs    Shrs    Shrs    Shrs    Shrs   CAPEX   CAPEX
-------                 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   -----   -----

AZTAR CORP.             39.7    39.7    39.8    40.9    37.7    37.9    37.0    37.4    37.5    38.3    77.8    54.4
BALLY ENTERTAINMENT     31.0    26.8    26.8    28.0    31.0    36.4    46.0    46.8    47.0    47.3    97.3    95.9
HOLLYWOOD CASINO 'A'     NA      NA      NA      NA      NA      NA      NA     22.7    24.4    24.7    42.3   101.6
HARRAH'S ENTERTAIN.      NA      NA      NA      NA     80.0   101.4   101.9   102.3   102.4   102.6   234.8   219.1
GRIFFIN GAMING & ENT     1.3     1.3     0.2     0.2     4.0    4.0     4.0      4.0     4.0     7.9    25.3     9.9
SHOWBOAT, INC.          10.1    12.3    11.3    11.4    11.4    11.4    14.8    15.0    15.4    15.5    59.7    72.5
TRUMP HOTELS & CASINO    NA      NA      NA      NA      NA      NA      NA      NA      NA     16.7    17.2    15.3

CIRCUS CIRCUS ENTERP   113.3   113.7    90.5    85.6    82.5    84.9    87.3    86.1    85.9    102.7  382.0   142.7
MIRAGE RESORTS          86.1    54.8    42.2    41.4    41.7    54.9    74.6    90.6    91.0    91.4    432.4   69.1


                            1986         1987         1988         1989         1990         1991
                      Net Income   Net Income   Net Income   Net Income   Net Income   Net Income
                      ----------   ----------   ----------   ----------   ----------   ----------
AZTAR CORP.                 10.7          6.0         (1.6)       (48.2)         6.0          1.9
BALLY ENTERTAINMENT         25.1          7.0         30.0         (4.2)      (327.8)       (65.2)
HOLLYWOOD CASINO 'A'         N/A          N/A          N/A          N/A          N/A          N/A
HARRAH'S ENTERTAIN.          N/A          N/A          N/A          N/A         24.0         33.5
GRIFFIN GAMING & ENT         0.0          0.0          0.0          0.0          0.0        (41.7)
SHOWBOAT, INC.               5.8         (2.2)        (4.2)         3.9          1.1          5.8
TRUMP HOTELS & CASINO        N/A          N/A          N/A          N/A          N/A          N/A

CIRCUS CIRCUS ENTERP        36.2         62.5         68.8         74.5         84.1        104.4
MIRAGE RESORTS               3.4          3.8         (1.3)       (26.9)        26.3         43.9

                              1992         1993         1994          LTM         1995         1996
                        Net Income   Net Income   Net Income   Net Income   Net Income   Net Income
                        ----------   ----------   ----------   ----------   ----------   ----------
AZTAR CORP.                   15.2         10.5         15.7          4.6          8.0         27.5
BALLY ENTERTAINMENT           (2.3)       (18.7)        (4.7)        15.6         28.4         37.4
HOLLYWOOD CASINO 'A'           N/A          0.5          2.0          2.7          8.9         16.1
HARRAH'S ENTERTAIN.           52.0         91.0        140.3         82.3        134.4        172.4
GRIFFIN GAMING & ENT         (53.4)      (102.2)       (60.9)        21.3          8.5          9.6
SHOWBOAT, INC.                20.3         13.3         15.7         15.5         11.0         22.9
TRUMP HOTELS & CASINO          N/A          N/A          N/A        (17.2)        30.1         34.7

CIRCUS CIRCUS ENTERP         123.0        115.4        136.5        138.7        172.6        189.0
MIRAGE RESORTS                39.5         52.6        120.1        147.1        166.3        179.1


               HISTORICAL SHARE PRICE & MARKET VALUE INFORMATION

                           1986      1987     1988     1989     1990     1991     1992     1993     1994
Company                   $/shr     $/shr    $/shr    $/shr    $/shr    $/shr    $/shr    $/shr    $/shr
-------                   -----     -----    -----    -----    -----    -----    -----    -----    -----
AZTAR CORP.                 NA        NA       NA      $8.25  $ 2.75   $ 5.63   $ 7.25   $ 6.63   $ 6.00
BALLY ENTERTAINMENT      $19.75    $12.88   $22.13    $15.13  $ 2.13   $ 5.25   $ 7.88   $ 8.50   $ 6.13
HOLLYWOOD CASINO 'A'        NA        NA       NA        NA      NA       NA       NA    $12.75   $ 5.75
HARRAH'S ENTERTAIN.         NA        NA       NA        NA   $ 5.00   $ 7.33   $18.33   $45.75   $30.88
GRIFFIN GAMING & ENT        NA        NA       NA        NA   $ 3.75   $ 7.50   $ 4.38   $ 8.13   $ 4.38
SHOWBOAT, INC.           $ 9.81    $ 7.25   $ 8.75     $9.25  $ 4.00   $ 8.75   $16.88   $16.13   $14.50
TRUMP HOTELS & CASINO       NA        NA       NA        NA      NA       NA       NA       NA       NA

CIRCUS CIRCUS ENTERP     $5.96     $7.79    $9.71    $18.67   $18.25   $25.00   $37.83   $36.75   $23.13
MIRAGE RESORTS           $3.70     $4.30    $7.10    $10.95    $7.45   $11.10   $13.10   $23.88   $20.50

                           Mkt     Mkt     Mkt       Mkt      Mkt       Mkt       Mkt      Mkt        Mkt
                           Val     Val     Val       Val      Val       Val       Val      Val        Val
                           ---     ---     ---       ---      ---       ---       ---      ---        ---
AZTAR CORP.               NA       NA      NA      337.2    103.8     213.0     268.1     247.5     224.8
BALLY ENTERTAINMENT      611.9   345.5   592.6     423.3     65.9     191.4     362.1     397.7     287.8
HOLLYWOOD CASINO 'A'       NA      NA      NA        NA       NA        NA        NA      289.7     140.3
HARRAH'S ENTERTAIN.        NA      NA      NA        NA     399.8     743.4   1,867.8   4,678.3   3,161.7
GRIFFIN GAMING & ENT       NA      NA      NA        NA      15.0      30.2      17.6      32.8      17.6
SHOWBOAT, INC.            98.8    89.5    98.5     105.3     45.4      99.3     249.8     241.6     222.8
TRUMP HOTELS & CASINO      NA      NA      NA        NA       NA        NA       NA         NA        NA

CIRCUS CIRCUS ENTERP     674.8   886.1   878.9   1,597.8  1,505.0   2,122.5   3,301.0   3,164.4   1,985.3
MIRAGE RESORTS           318.7   235.7   299.6     453.4    310.9     609.7     977.3   2,163.2   1,865.4


                           1986     1987     1988     1989     1990     1991     1992     1993     1994
                        Closing  Closing  Closing  Closing  Closing  Closing  Closing  Closing  Closing
Company                    Debt     Debt     Debt     Debt     Debt     Debt     Debt     Debt     Debt
-------                 -------  -------  -------  -------  -------  -------  -------  -------  -------
AZTAR CORP.               396.8    467.0    304.0    185.4    184.3    182.7    381.6    406.6    430.9
BALLY ENTERTAINMENT     1,311.3  1,411.6  1,673.4  1,769.6  1,455.4  1,138.1  1,021.5  1,494.7  1,266.2
HOLLYWOOD CASINO 'A'         NA       NA       NA       NA       NA       NA       NA    345.5    432.1
HARRAH'S ENTERTAIN.          NA       NA     30.2     27.7    957.0    887.5    881.3    842.0    728.5
GRIFFIN GAMING & ENT      583.1    628.7    800.0    860.2    342.6    394.2    461.5    551.4    212.5
SHOWBOAT, INC.            117.1    231.3    228.1    225.8    231.6    213.0    209.1    280.6    392.0
TRUMP HOTELS & CASINO        NA       NA       NA       NA       NA       NA       NA       NA       NA

CIRCUS CIRCUS ENTERP      173.2    170.9    297.8    409.3    497.7    338.6    308.2    567.5    632.8
MIRAGE RESORTS            506.0    213.3    750.2    900.0  1,012.2    826.3    834.5    566.7    363.6

                       HISTORICAL PREFERRED INFORMATION

                          1986        1987        1988        1989        1990        1991        1992       1993       1994
                       Closing     Closing     Closing     Closing     Closing     Closing     Closing    Closing    Closing
Company              Preferred   Preferred   Preferred   Preferred   Preferred   Preferred   Preferred  Preferred  Preferred
-------              ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
AZTAR CORP.                0.0         0.0         0.0         0.0         1.1         2.1         3.0        3.9        4.9
BALLY ENTERTAINMENT        1.3       100.0       100.0       100.0        60.3        37.5        34.7       34.7       34.7
HOLLYWOOD CASINO 'A'       0.0         0.0         0.0         0.0         0.0         0.0         0.0        0.0        0.0
HARRAH'S ENTERTAIN.        0.0         0.0         0.0         0.0         0.0         0.0         0.0        0.0        0.0
GRIFFIN GAMING & ENT       0.0         0.0         0.0         0.0         0.0         0.0         0.0        0.0        0.0
SHOWBOAT, INC.             0.0         0.0         0.0         0.0         0.0         0.0         0.0        0.0        0.0
TRUMP HOTELS & CASINO      0.0         0.0         0.0         0.0         0.0         0.0         0.0        0.0        0.0

CIRCUS CIRCUS ENTERP       0.0         0.0         0.0         0.0         0.0         0.0        0.0         0.0        0.0
MIRAGE RESORTS             0.0         0.0         0.0         0.0         0.0         0.0        0.0         0.0        0.0

                   HISTORICAL MINORITY INTEREST INFORMATION

                                      1986          1987          1988           1989           1990
                                   Closing       Closing       Closing        Closing        Closing
Company                       Minority Int  Minority Int  Minority Int   Minority Int   Minority Int
-------                       ------------  ------------  ------------   ------------   ------------
AZTAR CORP.                           12.9           4.5           2.3            3.2            4.1
BALLY ENTERTAINMENT                    2.0           0.0          16.0            0.0            0.0
HOLLYWOOD CASINO 'A'                   0.0           0.0           0.0            0.0            0.0
HARRAH'S ENTERTAIN.                    0.0           0.0           0.0            0.0            0.0
GRIFFIN GAMING & ENT                   0.0           0.0           0.0            0.0            0.0
SHOWBOAT, INC.                         0.0           0.6           0.6            0.0            0.0
TRUMP HOTELS & CASINO                  0.0           0.0           0.0            0.0            0.0

CIRCUS CIRCUS ENTERP                   0.0           0.0           0.0            0.0            0.0
MIRAGE RESORTS                         0.0           0.0           0.0            0.0            0.0


                                      1991          1992          1993           1994
                                   Closing       Closing       Closing        Closing
Company                       Minority Int  Minority Int  Minority Int   Minority Int
-------                       ------------  ------------  ------------   ------------
AZTAR CORP.                           0.0            0.0           0.0            0.0
BALLY ENTERTAINMENT                  39.4            0.0          42.4           37.4
HOLLYWOOD CASINO 'A'                  0.0            0.0           0.0            0.0
HARRAH'S ENTERTAIN.                   0.0            0.0          15.0            0.0
GRIFFIN GAMING & ENT                  0.0            0.0           0.0            0.0
SHOWBOAT, INC.                        0.0            0.0           0.0            0.0
TRUMP HOTELS & CASINO                 0.0            0.0           0.0            0.0

CIRCUS CIRCUS ENTERP                  0.0            0.0           0.0            0.0
MIRAGE RESORTS                        0.0            0.0           0.0            0.0


                          HISTORICAL CASH INFORMATION
                          ---------------------------

                            1986      1987      1988      1989      1990      1991       1992     1993      1994
                         Closing   Closing   Closing   Closing   Closing   Closing    Closing  Closing   Closing
Company                     Cash      Cash      Cash      Cash      Cash      Cash       Cash     Cash      Cash
-------                     ----      ----      ----      ----      ----      ----       ----     ----      ----
AZTAR CORP.                (23.8)    (38.7)    (23.9)    (99.0)    (74.1)    (77.1)    (100.4)   (39.6)    (52.1)
BALLY ENTERTAINMENT        (57.3)    (76.3)   (101.6)    (74.6)    (71.8)    (54.1)     (36.6)  (203.1)   (184.5)
HOLLYWOOD CASINO 'A'          NA        NA        NA        NA        NA        NA         NA    (88.7)    (66.5)
HARRAH'S ENTERTAIN.           NA        NA     (68.6)    (56.1)    (40.3)    (34.6)     (43.8)   (62.0)    (85.0)
GRIFFIN GAMING & ENT      (171.7)    (36.9)   (139.5)    (45.3)    (58.9)    (53.2)     (66.9)   (76.8)    (40.9)
SHOWBOAT, INC.             (10.6)    (43.4)    (36.9)    (46.3)    (37.6)    (38.7)     (99.6)  (122.8)    (90.4)
TRUMP HOTELS & CASINO         NA        NA        NA        NA        NA        NA         NA       NA        NA

CIRCUS CIRCUS ENTERP       (39.3)    (74.3)    (20.7)    (19.4)    (18.1)    (34.2)     (43.4)   (39.1)    (53.8)
MIRAGE RESORTS            (234.8)   (175.9)    (80.3)    (92.6)   (133.6)   (194.4)    (143.0)   (57.5)    (47.1)


                                                                         Page 16
        HISTORICAL EQUITY INVESTMENTS & ADJUSTED MARKET CAPITALIZATIONS


                            1986       1987      1988      1989       1990       1991       1992       1993         1994
                          Equity     Equity    Equity    Equity     Equity     Equity     Equity     Equity       Equity
Company                   Invest.   Invest.    Invest.   Invest.    Invest.    Invest.    Invest.    Invest.      Invest.
-------                   -------   -------    -------   -------    -------    -------    -------    -------      -------
AZTAR CORP.                0.0       0.0         0.0       (98.1)     (100.6)     (105.7)    (281.6)     (35.9)     (37.6)
BALLY ENTERTAINMENT      (36.3)    (43.5)     (138.9)     (172.2)     (204.1)     (182.4)    (146.2)    (150.0)       0.0
HOLLYWOOD CASINO 'A'       0.0       0.0         0.0         0.0         0.0         0.0       (6.9)      (4.5)     (13.4)
HARRAH'S ENTERTAIN.        0.0       0.0       (76.9)      (67.1)      (59.4)      (53.5)     (55.9)    (103.8)    (120.9)
GRIFFIN GAMING & ENT       0.0       0.0         0.0         0.0         0.0         0.0        0.0        0.0        0.0
SHOWBOAT, INC.             0.0       0.0         0.0         0.0         0.0         0.0        0.0      (17.8)    (108.9)
TRUMP HOTELS & CASINO      0.0       0.0         0.0         0.0         0.0         0.0        0.0        0.0        0.0

CIRCUS CIRCUS ENTERP       0.0       0.0         0.0         0.0         0.0         0.0        0.0        0.0     (142.9)
MIRAGE RESORTS           (44.0)    (47.4)      (47.4)        0.0         0.0         0.0        0.0        0.0        0.0

                       Adj. Mkt   Adj. Mkt    Adj. Mkt    Adj. Mkt    Adj. Mkt    Adj. Mkt    Adj. Mkt  Adj. Mkt   Adj. Mkt
                           Cap.       Cap.        Cap.        Cap.        Cap.        Cap.        Cap.     Cap.        Cap.
                       --------   --------    --------    --------    --------    --------    --------  -------    --------
AZTAR CORP.              385.9     432.8       282.4       328.8       118.6        215.0      270.7      582.5      570.9
BALLY ENTERTAINMENT    1,832.9   1,737.4     2,141.6     2,046.0     1,305.7      1,169.9    1,235.5    1,616.4    1,441.7
HOLLYWOOD CASINO 'A'        NA        NA          NA          NA          NA           NA         NA      542.0      492.5
HARRAH'S ENTERTAIN.         NA        NA          NA          NA     1,257.1      1,542.7    2,649.5    5,369.5    3,684.4
GRIFFIN GAMING & ENT     411.4     591.8       660.5       814.9       298.7        371.3      412.3      507.3      189.2
SHOWBOAT, INC.           205.3     277.9       290.3       284.9       239.5        273.6      359.3      381.6      415.6
TRUMP HOTELS & CASINO       NA        NA          NA          NA          NA           NA         NA         NA         NA

CIRCUS CIRCUS ENTERP     808.7     982.6     1,156.0     1,987.7     1,984.6      2,426.9    3,565.8    3,692.8    2,421.4
MIRAGE RESORTS           545.9     225.6       922.2     1,260.8     1,189.5      1,241.6    1,668.8    2,672.4    2,181.8

                                                                         Page 17
                         IBES, VALUE LINE & S&P 500 PEs
                         ------------------------------

                                       Value             Value      Value   S&P        S&P                  S&P
                                IBES   Line     IBES     Line       IBES    Line       500      S&P         500       Relative
Company                 LTM     1994   1994     1995     1995       1995    1995       1995     500         1995      1995
-------                 EPS     EPS    EPS      EPS      EPS        PE      PE         PE       Price       Earnings  PE
                        ---     ---    -----    ---      -----      -----   -----      -----    -----       --------  ---------
AZTAR CORP.            $0.12    NA     NA        $0.20     $0.20     40.6      40.6      17.3      616.3     35.7      2.3
BALLY ENTERTAINMENT    $0.33    NA     NA        $0.61     $0.35     24.6      42.9      17.3      616.3     35.7      2.5
HOLLYWOOD CASINO 'A'   $0.11    NA     NA        $0.41        NA     11.0        NA      17.3      616.3     35.7       NA
HARRAH'S ENTERTAIN.    $0.80    NA     NA        $1.30     $1.35     20.3      19.5      17.3      616.3     35.7      1.1
GRIFFIN GAMING & ENT   $2.70    NA     NA        $1.61        NA      7.3        NA      17.3      616.3     35.7       NA
SHOWBOAT, INC.         $1.00    NA     NA        $0.91     $0.90     29.0      29.3      17.3      616.3     35.7      1.7
TRUMP HOTELS & CASINO ($1.03)   NA     NA        $1.78        NA     12.2        NA      17.3      616.3     35.7       NA

CIRCUS CIRCUS ENTERP   $1.35    NA     NA        $1.70     $1.35     17.9      22.5      17.3      616.3     35.7      1.3
MIRAGE RESORTS         $1.61    NA     NA        $1.69     $1.70     22.7      22.6      17.3      616.3     35.7      1.3

                                     OTHER
                                     -----

                                 Safety    Annual    Fiscal     Latest
Company                    Beta  Rating       Div  Year End    Quarter     Comments
-------                    ----  ------    ------  --------    -------     --------
AZTAR CORP.                 1.2     5.0     $0.00  12/31/94       9/95
BALLY ENTERTAINMENT         1.2     5.0     $0.00  12/31/94       9/95
HOLLYWOOD CASINO 'A'        1.3      NA        NA  12/31/94       9/95
HARRAH'S ENTERTAIN.         1.8     4.0     $0.00  12/31/94       9/95
GRIFFIN GAMING & ENT        0.6      NA        NA  12/31/94       9/95
SHOWBOAT, INC.              1.3     5.0     $0.10  12/31/94       9/95
TRUMP HOTELS & CASINO        NA      NA        NA        NA       9/95

CIRCUS CIRCUS ENTERP        1.5     3.0     $0.00   1/31/95       7/95
MIRAGE RESORTS              1.4     3.0     $0.00  12/31/94       9/95

                                IDENTIFICATION
                                --------------

Ticker        Company       Industry SIC  Business Description
------        -------       ------------  --------------------

azr+    AZTAR CORP.                7,000  MISC AMUSEMENT & REC SERVICE
bly+    BALLY ENTERTAINMENT        7,000  MISC AMUSEMENT & REC SERVICE
hwcc+   HOLLYWOOD CASINO 'A'       7,000  MISC AMUSEMENT & REC SERVICE
het+    HARRAH'S ENTERTAIN.        7,000  MISC AMUSEMENT & REC SERVICE
gge+    GRIFFIN GAMING & ENT       7,000  MISC AMUSEMENT & REC SERVICE
sbo+    SHOWBOAT, INC.             7,000  MISC AMUSEMENT & REC SERVICE
djt+    TRUMP HOTELS & CASINO        N/A  MISC AMUSEMENT & REC SERVICE

cir+    CIRCUS CIRCUS ENTERP       7,000  MISC AMUSEMENT & REC SERVICE
mir+    MIRAGE RESORTS             7,000  MISC AMUSEMENT & REC SERVICE

                                NOTES
                                -----

* Most of the information contained in this analysis is from the Value Line Database. Compustat is used to download information which is not provided from Value Line.
*   Forecasts are Value Line estimates, unless otherwise noted.
* EBDIT = Earnings before depreciation, amortization, interest, taxes, other non-operating costs and extraordinary charges;
    EBIT = Earnings before interest, other non-operating costs, taxes and extraordinary charges;
    EBT = Earnings before taxes and extraordinary charges.
* Market Value = Common shares outstanding * share price. Any adjustments will be noted.
* Adjusted Market Capitalization = Market Value + total debt including capitalized leases + redeemable preferred and other preferred + minority interests (all @ book value unless otherwise stated) - cash and cash equivalents - equity investments (@ book unless otherwise stated). Any adjustments will be noted.
* The current indicated annual dividend used in determining the current dividend yield is derived by taking the latest quarter's dividend and multiplying it by 4.
* Historical market value multiples are derived by taking the year end stock price and multiplying it by the year end number of shares.
* Historical adjusted market capitalization multiples are derived by taking the year end market value and adding the year end debt, preferred and minority interest balances and subtracting the year end cash and equity investment balances.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                 Analysis of Selected Comparable Acquisitions
            (U.S. dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


                                                                                        Offer Value as a Multiple of:
                                                                                       LTM         LTM             LTM
  Acquiror                                Announcement     Offer      Transaction     Net To       Cash           Common
    Target                                    Date         Value         Value        Common      Flow (a)        Equity
------------------------------------      ------------    -------     -----------     ------    -----------      --------
  Grand Casinos Inc.                        06-Jul-95       139.2           134.5       12.3 x         11.9 x         2.3 x
       Gaming Corporation of America

  ITT Corp.                                 16-Dec-94     1,695.4         1,765.9       23.0           13.5           2.9
       Caesars World Inc.

  Indemnity Holdings                        27-Jan-94        11.5            17.9         NA             NA            NA
       Star of Cripple Creek Casino

  International Gaming Management           15-Jan-94        59.7            59.7         NA             NA            NA
       Schilling Casino Corp.

  International Gaming Management           10-Jan-94        58.0            58.0         NA             NA            NA
       Splash Casino and Resort

  ITT Sheraton                               3-Nov-93       160.0           160.0         NA             NA            NA
       MGM Grand- Desert Inn Hotel

  International Gaming Management            1-Nov-93        65.8            65.8         NA             NA            NA
       Spectrum Gaming

  Sahara Resorts                            18-Feb-93        53.9           343.3         NM            3.9           4.5
       Sahara Casino Partners L.P.

  Hilton Hotels                             16-Jun-92        83.0            89.0        9.4            6.6           1.4
       Bally's Grand Inc (Reno Casino)

  Caesars World Inc.                       19-July-90       361.2           377.7       12.1           12.7           1.7
       Caesars New Jersey Inc.

                                               Transaction Value as a Multiple of:
                                             ----------------------------------------
  Acquiror                                    LTM           LTM          LTM
    Target                                   EBITDA         EBIT         Sales
------------------------------------         ------        ------       -------
  Grand Casinos Inc.                             4.6 x        4.7 x        2.74 x
       Gaming Corporation of America

  ITT Corp.                                      9.5         13.1          1.77
       Caesars World Inc.

  Indemnity Holdings                              NA           NA            NA
       Star of Cripple Creek Casino

  International Gaming Management                 NA           NA            NA
       Schilling Casino Corp.

  International Gaming Management                 NA           NA            NA
       Splash Casino and Resort

  ITT Sheraton                                    NA           NA            NA
       MGM Grand- Desert Inn Hotel

  International Gaming Management                 NA           NA            NA
       Spectrum Gaming

  Sahara Resorts                                 6.3         10.8          1.54
       Sahara Casino Partners L.P.

  Hilton Hotels                                  5.1          6.0          0.70
       Bally's Grand Inc (Reno Casino)

  Caesars World Inc.                             5.5          7.3          1.17
       Caesars New Jersey Inc.



Maximum                    (b)                   9.5 x       13.1 x        2.74 x       23.0 x   13.5 x      4.5 x
Mean (including Caesars)   (b)                   6.2          8.4          1.58         14.2      9.7        2.6
Mean (excluding Caesars)   (b)                   5.4          7.1          1.52          8.8      8.8        2.5
Median                     (b)                   5.5          7.3          1.54         12.2     11.9        2.3
Minimum                    (b)                   4.6          4.7          0.70          9.4      3.9        1.4





----------
(a) Cash Flow = Income Available to Common + Depreciation, Depletion & Amortization + Deferred Taxes - Unremitted Earnings of Unconsolidated Subsidiaries.
(b) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful, and figures which are considered outliers (*).

Rothschild Inc.                                                     Confidential


                            Discount Rate Analysis
-------------------------------------------------------------------------------
                (dollar amounts in millions, exceptions noted)

                                                           Debt to                              Levered  Unlevered   Cost
                         Levered   Market    Total          Market      Debt to   Unlevered     Cost of   Cost of     of
   Company Name            Beta    Value     Debt       Capitalization  Equity      Beta        Equity    Equity     Debt     WACC
-----------------------  -------   ------   ------      --------------  -------   ---------     -------  ---------   ----     -----
Established Casinos
-------------------
AZTAR CORP.                1.16      280.5    455.8          61.9%       162.5%      0.59         12.9%      9.5%    11.8%      9.3%
BALLY ENTERTAINMENT        1.21      522.8  1,296.0          71.3%       247.9%      0.49         13.2%     8.91%     9.0%     10.2%
CIRCUS CIRCUS ENTERP       1.48    2,221.4    709.4          24.2%        31.9%      1.24         14.8%     13.4%     8.3%     13.2%
MIRAGE RESORTS             1.53    2,150.0    299.8          12.2%        13.9%      1.41         15.1%     14.4%    1O.0%     14.5%
HARRAH'S ENTERTAIN.        1.86    2,626.5  731.804          21.8%        27.9%      1.59         17.1%     15.5%     8.2%     15.2%
SHOWBOAT, INC.             1.12      334.3    392.2          54.0%       117.3%      0.66         12.7%      9.9%    10.4%     11.4%
                                                                                    -----         -----     -----    -----     -----
                                                                                     1.00         14.3%     11.9%     9.6%     12.3%
Emerging Market Casinos
-----------------------
ARGOSY GAMING              1.26      231.2    123.1          34.8%        53.3%      0.95         13.5%     11.7%     12.0%    13.0%
CASINO AMERICA             1.13      121.5    138.9          53.3%       114.3%      0.67         12.7%.    10.0%     10.8%    11.7%
CASINO MAGIC CORP.         0.96      146.1    141.4          49.2%        96.8%      0.61         11.7%      9.6%     11.0%    11.3%
GRAND CASINOS              1.78      883.6    353.0          28.5%        40.0%      1.44         16.6%.    14.6%      9.3%    14.5%
HOLLYWOOD CASINO 'A'       1.36      149.4    429.6          74.2%       287.5%      0.50         14.1%      8.9%     12.0%    12.5%
LADY LUCK GAMING'A'        1.24       44.6    181.3 (1)      80.3%       406.6%      0.36         13.4%      8.1%     10.7%.   11.2%
PLAYERS INT'L              1.54      303.4    152.8          33.5%        50.4%      1.18         15.2%     13.0%      8.4%    12.9%
PRESIDENT CASINOS          0.70      100.0    115.7          53.6%       115.7%      0.41         10.1%      8.4%     12.6%    11.4%
                                                                                     ----         -----     -----     -----    -----
                                                                                     0.77         13.4%     10.5%     10.8%    12.3%
Gaming Equipment Mfg.
--------------------
INT'L GAME TECH.           1.44    1,489.8    114.2           7.1%         7.7%      1.38         14.6%     14.2%     8.25     14.1%
CASINO DATA SYSTEMS         1.4       98.0      0.0           0.0%         O.O%      1.40         14.3%     14.3%      NMF     14.3%
LOTTERY ENTERPRISES        1.31        8.4      0.9           9.3%        10.2%      1.23         13.8%     13.3%      6.0%    13.1%
AUTOTOTE CORP              2.14      112.1     48.8          30.3%        43.6%      1.70         18.8%     16.1%       NA       NA
GTECH HOLDINGS CORP        0.98    1,205.9    348.1          22.4%        28.9%      0.84         11.8%     11.0%      7.9%    10.9%
WMS INDUSTRIES              1.2      542.3     88.9          14.1%        16.4%      1.09         13.1%     12.5%     12.0%    13.0%
BALLY GAMING INTL          0.28      123.6     75.3          37.9%        60.9%      0.21          7.6%      7.2%     10.4%     8.7%
                                                                                     ----         -----     -----     -----    -----
                                                                                     1.39         14.5%     14.3%      8.2%    14.2%
Racetracks
----------
CALIFORNIA JOCKEY CLUB     0.56       93.3      0.0            0.0%        0.0%      0.56          9.3%      9.3%      NMF      9.3%
CHURCHILL DOWNS            0.38      141.9      0.0            0.0%        0.0%      0.38          8.2%      8.2%      NMF      8.2%
INTNL THOROUGHBRED BR.     1.47       43.0     17.2           28.5%       39.9%      1.05         14.8%     12.2%      6.0%    12.3%
LADBROKE GROUP PLC         0.89    2,692.3  1,777.6           39.8%       66.0%      0.54         11.3%      9.2%      8.4%    10.1%
                                                                                     ----         -----     -----     -----    -----
                                                                                     0.63         10.9%      9.7%      7.2%    10.0%


                                                          Maximum                    1.59         17.1%     15.5%     12.6%    15.2%
                                                          Average                    0.87         13.3%     11.2%      9.8%    12.0%
                                                          Minimum                    0.36          8.2%      8.1%      6.0%     8.2%
                                                          Adjusted Mean(3)           0.86         13.4%     11.1%      9.9%    12.1%

Cost of Equity (CAPM)        Risk-free rate
                              (10 years):       5.9
                             Risk Premium:      6.0%
                             Beta:             0.86
                             Cost of Equity    11.1%

Notes:
-------------------------------------------------------
(1) 173.5 millions of mortgage notes payable included.
(2) Tax rate is assumed to be:                40.0%
(3) Excludes Maximum and Minimum

                                PROJECT WONDER

             Atlantic City Casino Stock Index Relative to S&P 500


                             [GRAPH APPEARS HERE]


    Casino             SP50  S&P 500 STOCK INDEX
    Index

                                   CURRENCY: U.S. Dollar
    Comp
    Index
    -----
     Avg       DATE       VOLUME     HIGH      LOW    CLOSE  Index
    -----      ----       ------     ----

      1.00    12/19/94             458.800  456.640  457.910   1.00
      1.01    12/20/94             458.450  456.370  457.100   1.00
      1.00    12/21/94             461.700  457.100  459.610   1.00
      1.00    12/22/94             461.210  459.330  459.670   1.00
      1.03    12/23/94             461.320  459.390  459.830   1.00
      1.02    12/27/94             462.730  459.830  462.470   1.01
      1.01    12/28/94             462.490  459.000  460.860   1.01
      0.99    12/29/94             461.810  460.360  461.160   1.01
      1.04    12/30/94             462.120  459.240  459.270   1.00
      1.04     1/03/95             459.270  457.200  459.110   1.00
      1.06     1/04/95             460.720  457.560  460.710   1.01
      1.12     1/05/95             461.300  459.750  460.340   1.01
      1.15     1/06/95             462.490  459.470  460.680   1.01
      1.14     1/09/95             461.770  459.740  460.830   1.01
      1.13     1/10/95             464.590  460.830  461.680   1.01
      1.11     1/11/95             463.610  458.650  461.660   1.01
      1.10     1/12/95             461.930  460.630  461.640   1.01
      1.10     1/13/95             466.430  461.640  465.970   1.02
      1.12     1/16/95             470.390  465.970  469.380   1.03
      1.15     1/17/95             470.150  468.190  470.050   1.03
      1.20     1/18/95             470.430  468.030  469.720   1.03
      1.20     1/19/95             469.720  466.400  466.950   1.02
      1.19     1/20/95             466.990  463.990  464.780   1.02
      1.21     1/23/95             466.230  461.140  465.810   1.02
      1.19     1/24/95             466.880  465.470  465.860   1.02
      1.21     1/25/95             469.510  464.400  467.440   1.02
      1.18     1/26/95             468.620  466.900  468.320   1.02
      1.16     1/27/95             471.360  468.320  470.390   1.03
      1.18     1/30/95             470.520  467.490  468.510   1.02
      1.18     1/31/95             471.030  468.180  470.420   1.03
      1.19     2/01/95             472.750  469.290  470.400   1.03
      1.20     2/02/95             472.790  469.950  472.780   1.03
      1.21     2/03/95             479.910  472.780  478.640   1.05
      1.23     2/06/95             481.950  478.360  481.140   1.05
      1.22     2/07/95             481.320  479.690  480.810   1.05
      1.23     2/08/95             482.600  480.400  481.190   1.05
      1.29     2/09/95             482.000  479.910  480.190   1.05
      1.33     2/10/95             481.960  479.530  481.460   1.05
      1.32     2/13/95             482.860  481.070  481.650   1.05
      1.35     2/14/95             482.940  480.890  482.550   1.05
      1.43     2/15/95             485.540  481.770  484.540   1.06
      1.39     2/16/95             485.220  483.050  485.220   1.06
      1.35     2/17/95             485.220  481.970  481.970   1.05
      1.40     2/21/95             482.720  482.720  482.720   1.05
      1.39     2/22/95             486.150  482.450  485.070   1.06
      1.38     2/23/95             489.190  485.070  486.910   1.06
      1.39     2/24/95             488.220  485.700  488.110   1.07
      1.35     2/27/95             488.110  483.180  483.810   1.06
      1.38     2/28/95             487.440  483.770  487.390   1.06
      1.37     3/01/95             487.830  484.920  485.650   1.06
      1.35     3/02/95             485.710  483.190  485.130   1.06
      1.34     3/03/95             485.420  483.070  485.420   1.06
      1.34     3/06/95             485.700  481.520  485.630   1.06
      1.31     3/07/95             485.630  479.700  482.120   1.05
      1.35     3/08/95             484.080  481.570  483.140   1.06
      1.33     3/09/95             483.740  482.050  483.160   1.06
      1.33     3/10/95             490.370  483.160  489.570   1.07
      1.32     3/13/95             491.280  489.350  490.050   1.07
      1.32     3/14/95             493.690  490.050  492.890   1.08
      1.32     3/15/95             492.890  490.830  491.880   1.07
      1.34     3/16/95             495.740  491.780  495.410   1.08
      1.34     3/17/95             496.670  494.950  495.520   1.08
      1.34     3/20/95             496.610  495.270  496.150   1.08
      1.38     3/21/95             499.190  494.040  495.070   1.08
      1.37     3/22/95             495.670  493.670  495.670   1.08
      1.41     3/23/95             496.770  494.190  495.950   1.08
      1.46     3/24/95             500.970  495.950  500.970   1.09
      1.45     3/27/95             503.200  500.930  503.200   1.10
      1.50     3/28/95             503.910  501.830  503.900   1.10
      1.51     3/29/95             508.150  500.960  503.120   1.10
      1.51     3/30/95             504.660  501.000  502.220   1.10
      1.50     3/31/95             502.220  495.700  500.710   1.09
      1.55     4/03/95             501.910  500.200  501.850   1.10
      1.62     4/04/95             505.260  501.820  505.240   1.10
      1.71     4/05/95             505.570  503.170  505.570   1.10
      1.81     4/06/95             507.100  505.000  506.080   1.11
      1.75     4/07/95             507.190  503.590  506.420   1.11
      1.77     4/10/95             507.010  504.610  507.010   1.11
      1.76     4/11/95             508.850  505.290  505.530   1.10
      1.77     4/12/95             507.170  505.070  507.170   1.11
      1.76     4/13/95             509.830  507.170  509.230   1.11
      1.73     4/17/95             512.030  505.430  506.130   1.11
      1.70     4/18/95             507.650  504.120  505.370   1.10
      1.72     4/19/95             505.890  501.190  504.920   1.10
      1.70     4/20/95             506.500  503.440  505.290   1.10
      1.73     4/21/95             508.490  505.290  508.490   1.11
      1.72     4/24/95             513.020  507.440  512.890   1.12
      1.73     4/25/95             513.540  511.320  512.100   1.12
      1.76     4/26/95             513.040  510.470  512.660   1.12
      1.84     4/27/95             513.620  511.630  513.550   1.12
      1.94     4/28/95             515.290  510.900  514.710   1.12
      1.89     5/01/95             515.600  513.420  514.260   1.12
      1.88     5/02/95             515.180  513.030  514.860   1.12
      1.84     5/03/95             520.540  514.860  520.480   1.14
      1.82     5/04/95             525.400  519.440  520.540   1.14
      1.80     5/05/95             522.350  518.280  520.120   1.14
      1.88     5/08/95             525.150  519.140  523.960   1.14
      1.89     5/09/95             525.990  521.790  523.560   1.14
      1.94     5/10/95             524.400  521.530  524.360   1.15
      1.90     5/11/95             524.890  522.700  524.370   1.15
      1.91     5/12/95             527.050  523.300  525.550   1.15
      1.90     5/15/95             527.740  525.000  527.740   1.15
      1.91     5/16/95             529.080  526.450  528.190   1.15
      1.89     5/17/95             528.420  525.380  527.070   1.15
      1.81     5/18/95             527.070  519.580  519.580   1.13
      1.80     5/19/95             519.580  517.070  519.190   1.13
      1.86     5/22/95             524.340  519.190  523.650   1.14
      1.86     5/23/95             528.590  523.650  528.590   1.15
      1.86     5/24/95             531.910  525.570  528.610   1.15
      1.85     5/25/95             529.040  524.890  528.590   1.15
      1.80     5/26/95             528.590  522.510  523.650   1.14
      1.78     5/30/95             525.580  521.380  523.580   1.14
      1.80     5/31/95             533.410  522.170  533.400   1.16
      1.79     6/01/95             534.210  530.050  533.490   1.17
      1.76     6/02/95             536.910  529.550  532.510   1.16
      1.78     6/05/95             537.730  532.470  535.600   1.17
      1.85     6/06/95             537.090  535.140  535.550   1.17
      1.84     6/07/95             535.550  531.660  533.130   1.16
      1.83     6/08/95             533.560  531.650  532.350   1.16
      1.82     6/09/95             532.350  526.000  527.940   1.15
      1.88     6/12/95             532.540  527.940  530.880   1.16
      1.87     6/13/95             536.230  530.880  536.050   1.17
      1.84     6/14/95             536.480  533.830  536.470   1.17
      1.87     6/15/95             539.070  535.560  537.120   1.17
      1.90     6/16/95             539.980  537.120  539.830   1.18
      1.90     6/19/95             545.220  539.830  545.220   1.19
      1.94     6/20/95             545.440  543.430  544.980   1.19
      1.93     6/21/95             545.930  543.900  543.980   1.19
      1.95     6/22/95             551.070  543.980  551.070   1.20
      1.97     6/23/95             551.070  548.230  549.710   1.20
      1.94     6/26/95             549.790  544.060  544.130   1.19
      1.87     6/27/95             547.070  542.190  542.430   1.18
      1.86     6/28/95             546.330  540.720  544.730   1.19
      1.85     6/29/95             546.250  540.790  543.870   1.19
      1.87     6/30/95             546.820  543.510  544.750   1.19
      1.80     7/03/95             547.100  544.430  547.090   1.19
      1.77     7/05/95             549.980  546.280  547.260   1.20
      1.75     7/06/95             553.990  546.590  553.990   1.21
      1.78     7/07/95             556.570  553.050  556.370   1.22
      1.81     7/10/95             558.480  555.770  557.190   1.22
      1.81     7/11/95             557.190  553.800  554.780   1.21
      1.82     7/12/95             561.560  554.270  560.890   1.22
      1.83     7/13/95             562.000  559.070  561.000   1.23
      1.86     7/14/95             561.000  556.410  559.890   1.22
      1.89     7/17/95             562.940  559.450  562.720   1.23
      1.86     7/18/95             562.720  556.860  558.460   1.22
      1.76     7/19/95             558.460  542.510  550.980   1.20
      1.79     7/20/95             554.430  549.100  553.540   1.21
      1.83     7/21/95             554.730  550.910  553.620   1.21
      1.82     7/24/95             557.210  553.620  556.630   1.22
      1.85     7/25/95             561.750  556.340  561.100   1.23
      1.85     7/26/95             563.780  560.850  561.610   1.23
      1.90     7/27/95             565.330  561.610  565.220   1.23
      1.90     7/28/95             565.400  562.040  562.930   1.23
      1.97     7/31/95             563.490  560.060  562.060   1.23
      1.92     8/01/95             562.110  556.670  559.640   1.22
      1.92     8/02/95             565.620  557.870  558.800   1.22
      1.88     8/03/95             558.800  554.100  558.750   1.22
      1.90     8/04/95             559.570  557.910  558.940   1.22
      1.91     8/07/95             561.240  558.940  560.030   1.22
      1.93     8/08/95             561.530  558.320  560.390   1.22
      1.91     8/09/95             561.590  559.290  559.710   1.22
      1.91     8/10/95             560.630  556.050  557.450   1.22
      1.89     8/11/95             558.500  553.040  555.110   1.21
      1.88     8/14/95             559.740  554.760  559.740   1.22
      1.87     8/15/95             559.980  555.220  558.570   1.22
      1.87     8/16/95             559.980  557.370  559.970   1.22
      1.87     8/17/95             559.970  557.420  559.040   1.22
      1.89     8/18/95             561.240  558.340  559.210   1.22
      1.89     8/21/95             563.340  557.890  558.110   1.22
      1.90     8/22/95             559.520  555.870  559.520   1.22
      1.90     8/23/95             560.000  557.080  557.140   1.22
      1.90     8/24/95             558.630  555.200  557.460   1.22
      1.89     8/25/95             561.310  557.460  560.100   1.22
      1.91     8/28/95             562.220  557.990  559.050   1.22
      1.90     8/29/95             560.010  555.710  560.000   1.22
      1.90     8/30/95             561.520  559.490  560.920   1.22
      1.91     8/31/95             562.360  560.490  561.880   1.23
      1.90     9/01/95             564.620  561.010  563.840   1.23
      1.91     9/05/95             569.200  563.840  569.170   1.24
      1.91     9/06/95             570.530  569.000  570.170   1.25
      1.90     9/07/95             571.110  569.230  570.290   1.25
      1.86     9/08/95             572.680  569.270  572.680   1.25
      1.81     9/11/95             575.150  572.680  573.910   1.25
      1.82     9/12/95             576.510  573.110  576.510   1.26
      1.80     9/13/95             579.720  575.470  578.770   1.26
      1.79     9/14/95             583.990  578.770  583.610   1.27
      1.77     9/15/95             585.070  581.790  583.350   1.27
      1.74     9/18/95             583.370  579.360  582.770   1.27
      1.72     9/19/95             584.240  580.750  584.200   1.28
      1.71     9/20/95             586.770  584.180  586.770   1.28
      1.71     9/21/95             586.790  580.910  583.000   1.27
      1.71     9/22/95             583.000  578.250  581.730   1.27
      1.70     9/25/95             582.140  579.500  581.810   1.27
      1.68     9/26/95             584.660  580.650  581.410   1.27
      1.65     9/27/95             581.420  574.680  581.040   1.27
      1.64     9/28/95             585.880  580.690  585.870   1.28
      1.68     9/29/95             587.610  584.000  584.410   1.28
      1.64    10/02/95             585.050  580.540  581.720   1.27
      1.62    10/03/95             582.340  578.480  582.340   1.27
      1.61    10/04/95             582.340  579.910  581.470   1.27
      1.57    10/05/95             582.630  579.580  582.630   1.27
      1.58    10/06/95             584.540  582.100  582.490   1.27
      1.53    10/09/95             582.490  576.350  578.370   1.26
      1.55    10/10/95             586.030  571.550  577.520   1.26
      1.57    10/11/95             579.520  577.080  579.460   1.27
      1.65    10/12/95             583.120  579.460  583.100   1.27
      1.66    10/13/95             587.390  583.100  584.500   1.28
      1.63    10/16/95             584.860  582.630  583.030   1.27
      1.59    10/17/95             586.780  581.900  586.780   1.28
      1.62    10/18/95             589.770  586.270  587.440   1.28
      1.68    10/19/95             590.660  586.340  590.650   1.29
      1.68    10/20/95             590.660  586.780  587.460   1.28
      1.67    10/23/95             587.460  583.730  585.060   1.28
      1.69    10/24/95             587.310  584.750  586.540   1.28
      1.64    10/25/95             587.190  581.410  582.470   1.27
      1.59    10/26/95             582.630  572.530  576.720   1.26
      1.62    10/27/95             579.700  573.210  579.700   1.27
      1.63    10/30/95             583.790  579.700  583.250   1.27
      1.63    10/31/95             586.710  581.500  581.500   1.27
      1.64    11/01/95             584.240  581.040  584.220   1.28
      1.65    11/02/95             589.720  584.220  589.720   1.29
      1.67    11/03/95             590.570  588.650  590.570   1.29
      1.68    11/06/95             590.640  588.310  588.460   1.29
      1.68    11/07/95             588.460  584.240  586.320   1.28
      1.69    11/08/95             591.710  586.320  591.710   1.29
      1.69    11/09/95             593.900  590.890  593.260   1.30
      1.69    11/10/95             593.260  590.390  592.720   1.29
      1.66    11/13/95             593.720  590.580  592.300   1.29
      1.66    11/14/95             592.300  588.980  589.290   1.29
      1.66    11/15/95             593.970  588.360  593.960   1.30
      1.66    11/16/95             597.910  593.520  597.340   1.30
      1.63    11/17/95             600.140  597.300  600.070   1.31
      1.63    11/20/95             600.400  596.170  596.850   1.30
      1.63    11/21/95             600.280  595.420  600.240   1.31
      1.63    11/22/95             600.710  598.400  598.400   1.31
      1.62    11/24/95             600.240  598.400  599.970   1.31
      1.62    11/27/95             603.350  599.970  601.320   1.31
      1.61    11/28/95             606.450  599.020  606.450   1.32
      1.64    11/29/95             607.660  605.470  607.640   1.33
      1.65    11/30/95             608.690  605.370  605.370   1.32
      1.66    12/01/95             608.110  605.370  606.980   1.33
      1.68    12/04/95             613.830  606.850  613.680   1.34
      1.71    12/05/95             618.480  613.140  617.680   1.35
      1.68    12/06/95             621.110  616.690  620.180   1.35
      1.68    12/07/95             620.190  615.210  616.170   1.35
      1.68    12/08/95             617.820  614.320  617.480   1.35
      1.64    12/11/95             620.900  617.140  619.520   1.35
      1.62    12/12/95             619.550  617.680  618.780   1.35
      1.63    12/13/95             622.020  618.270  621.690   1.36
      1.64    12/14/95             622.880  616.130  616.920   1.35
      1.64    12/15/95             617.720  614.460  616.340   1.35
      1.61    12/18/95             616.340  606.130  606.810   1.33
      1.61    12/19/95             611.940  605.050  611.930   1.34
      1.62    12/20/95             614.270  605.930  605.940   1.32
      1.59    12/21/95             610.520  605.940  610.490   1.33
      1.62    12/22/95             613.500  610.450  611.960   1.34
      1.61    12/26/95             614.500  611.960  614.300   1.34
      1.58    12/27/95             615.730  613.750  614.530   1.34
      1.59    12/28/95             615.500  612.400  614.120   1.34
      1.62    12/29/95             615.930  612.360  615.930   1.35
      1.67     1/02/96             620.740  613.170  620.730   1.36
      1.67     1/03/96             623.250  619.560  621.320   1.36
      1.70     1/04/96             624.520  613.960  617.700   1.35
      1.70     1/05/96             617.700  612.020  616.710   1.35
  --------                                                             -----

Casino index consists of AZR, BLY, GGE, HET, HWCC, and SBO.

                                PROJECT WONDER

                             THCR Price/Volume Run
                             ---------------------






                             [GRAPH APPEARS HERE]



                             CURRENCY: U.S. Dollar


                   DATE       VOLUME    HIGH    LOW    CLOSE
                  -------     -------  ------  ------  ------

                  6/07/95     1582100  14.250  14.000  14.000
                  6/08/95      838300  14.125  14.000  14.000
                  6/09/95      322700  14.125  14.000  14.000
                  6/12/95      273400  14.125  14.000  14.000
                  6/13/95      213300  14.125  14.000  14.000
                  6/14/95      453300  14.125  13.250  13.250
                  6/15/95      178100  13.250  12.750  12.875
                  6/16/95       80600  12.875  12.750  12.750
                  6/19/95      300100  12.750  11.625  11.625
                  6/20/95       60400  12.250  11.375  12.125
                  6/21/95      243400  13.250  12.250  12.625
                  6/22/95       53600  12.875  12.625  12.750
                  6/23/95       19600  12.875  12.750  12.875
                  6/26/95       55400  13.000  12.875  13.000
                  6/27/95       29300  13.125  13.000  13.000
                  6/28/95       56200  13.250  13.125  13.125
                  6/29/95       29900  13.375  13.125  13.375
                  6/30/95       37900  13.500  13.375  13.375
                  7/03/95       55100  13.375  13.125  13.125
                  7/05/95       19200  13.250  13.000  13.125
                  7/06/95       22400  13.250  13.125  13.125
                  7/07/95       78200  13.125  13.000  13.000
                  7/10/95       75800  14.000  13.125  13.750
                  7/11/95       20900  13.750  13.500  13.625
                  7/12/95      138700  14.375  13.500  14.125
                  7/13/95       29200  14.000  13.875  13.875
                  7/14/95      121300  14.375  13.875  14.375
                  7/17/95       82400  14.375  14.125  14.250
                  7/18/95       18800  14.125  14.125  14.125
                  7/19/95       20700  14.125  13.875  13.875
                  7/20/95       21900  14.125  13.875  14.125
                  7/21/95       33900  14.250  14.000  14.125
                  7/24/95       49900  14.250  14.000  14.125
                  7/25/95       20000  14.250  14.125  14.250
                  7/26/95       71000  15.125  14.250  15.125
                  7/27/95      115000  15.500  15.000  15.250
                  7/28/95       17400  15.250  15.000  15.125
                  7/31/95       24500  15.125  14.750  15.000
                  8/01/95       28000  14.875  14.625  14.875
                  8/02/95       81800  15.750  14.875  15.625
                  8/03/95      164900  16.250  15.250  16.125
                  8/04/95      109200  16.625  16.125  16.250
                  8/07/95       57100  16.375  15.750  15.750
                  8/08/95       37500  15.875  15.625  15.750
                  8/09/95      193700  17.000  16.125  16.875
                  8/10/95      257900  18.000  17.125  17.750
                  8/11/95      293900  19.250  17.750  19.125
                  8/14/95      146700  19.750  19.375  19.500
                  8/15/95       99200  19.750  18.875  19.000
                  8/16/95       56600  19.125  19.000  19.125
                  8/17/95       64700  19.750  19.250  19.750
                  8/18/95       41200  19.750  19.250  19.250
                  8/21/95       29300  19.625  19.000  19.000
                  8/22/95       28600  18.875  18.500  18.625
                  8/23/95       33900  19.125  18.375  19.125
                  8/24/95       25400  19.125  18.875  19.000
                  8/25/95       35100  19.000  18.875  19.000
                  8/28/95       17200  19.125  18.875  19.125
                  8/29/95       13400  19.125  18.750  18.875
                  8/30/95       23700  18.875  18.750  18.750
                  8/31/95        9400  18.875  18.750  18.875
                  9/01/95        9900  18.750  18.625  18.750
                  9/05/95       13300  18.750  18.375  18.500
                  9/06/95       36900  19.000  18.375  19.000
                  9/07/95        6400  19.000  18.875  19.000
                  9/08/95        8900  19.000  18.750  18.750
                  9/11/95       12000  18.750  18.500  18.500
                  9/12/95       45000  18.625  18.250  18.250
                  9/13/95       28400  18.250  17.750  17.750
                  9/14/95       76700  17.625  17.000  17.500
                  9/15/95       84700  17.375  17.000  17.125
                  9/18/95       90700  18.500  16.875  18.500
                  9/19/95       19000  18.500  18.125  18.250
                  9/20/95       57300  18.625  18.250  18.500
                  9/21/95       18900  18.500  18.250  18.375
                  9/22/95       23700  18.500  18.125  18.500
                  9/25/95        7700  18.500  18.125  18.125
                  9/26/95       34400  18.125  17.750  17.875
                  9/27/95       59300  17.750  17.000  17.125
                  9/28/95       63700  17.125  16.500  16.875
                  9/29/95       33000  17.125  16.750  17.000
                  10/02/95      27900  17.875  17.125  17.625
                  10/03/95      14100  17.750  17.375  17.500
                  10/04/95      74800  17.500  17.250  17.250
                  10/05/95       9400  17.250  17.000  17.125
                  10/06/95       2900  17.250  17.000  17.125
                  10/09/95      38200  17.125  16.375  16.750
                  10/10/95     468400  16.625  16.000  16.125
                  10/11/95      58800  16.500  15.625  16.125
                  10/12/95      14600  16.625  16.250  16.500
                  10/13/95      16100  17.000  16.625  17.000
                  10/16/95      11000  17.125  16.625  16.750
                  10/17/95      20000  16.750  16.250  16.375
                  10/18/95      16100  16.375  16.125  16.125
                  10/19/95      53800  16.500  16.000  16.125
                  10/20/95       5700  16.500  16.250  16.250
                  10/23/95      87900  16.500  16.375  16.375
                  10/24/95       4200  16.375  16.250  16.250
                  10/25/95       9200  16.125  15.750  15.750
                  10/26/95      33700  15.750  15.250  15.250
                  10/27/95     259200  15.000  14.000  14.750
                  10/30/95      61600  16.500  14.875  16.500
                  10/31/95      31900  17.250  16.500  17.000
                  11/01/95      29400  17.125  16.625  16.750
                  11/02/95     120000  17.750  16.750  17.750
                  11/03/95      14300  18.000  17.500  17.625
                  11/06/95      45100  17.875  17.125  17.375
                  11/07/95      44100  17.625  17.375  17.375
                  11/08/95      14600  17.750  17.250  17.625
                  11/09/95      24200  18.500  18.125  18.250
                  11/10/95      11700  18.125  17.750  17.875
                  11/13/95       3300  17.750  17.750  17.750
                  11/14/95       4900  17.750  17.500  17.750
                  11/15/95      20200  18.375  17.625  18.375
                  11/16/95      42700  18.250  17.625  17.625
                  11/17/95      47200  17.625  17.375  17.625
                  11/20/95      48300  18.750  17.875  18.125
                  11/21/95      21600  18.125  17.750  17.750
                  11/22/95      10200  17.750  17.500  17.500
                  11/24/95       1500  17.625  17.625  17.625
                  11/27/95       8700  17.625  17.500  17.625
                  11/28/95      17600  18.000  17.500  17.875
                  11/29/95       6900  18.125  17.875  18.000
                  11/30/95      38800  19.250  18.000  19.000
                  12/01/95     118400  19.500  19.000  19.375
                  12/04/95      95500  20.000  19.000  19.750
                  12/05/95     163600  21.000  19.875  21.000
                  12/06/95     173100  21.125  19.500  20.375
                  12/07/95     145700  21.125  20.375  20.875
                  12/08/95      51400  20.875  20.625  20.875
                  12/11/95      66300  21.625  20.750  21.500
                  12/12/95      28400  21.500  21.125  21.125
                  12/13/95      52100  21.625  20.750  21.500
                  12/14/95      24200  21.625  20.750  20.750
                  12/15/95      43600  20.625  20.250  20.500
                  12/18/95      14600  20.250  20.000  20.000
                  12/19/95      20200  20.500  20.000  20.375
                  12/20/95      19000  20.375  20.250  20.250
                  12/21/95      33300  20.500  20.125  20.375
                  12/22/95       6800  21.000  20.500  21.000
                  12/26/95      29400  21.500  21.125  21.375
                  12/27/95      85300  21.500  21.250  21.375
                  12/28/95      67400  21.500  21.250  21.375
                  12/29/95      65500  21.500  21.250  21.500
                  1/02/96       58200  22.375  21.750  21.750
                  1/03/96       79700  21.750  21.125  21.750
                  1/04/96       64300  21.625  21.375  21.500
                  1/05/96       62100  22.000  21.500  21.750

                                PROJECT WONDER

                Price/Volume Run of Gem's 11.35% Mortgage Bonds


                             [GRAPH APPEARS HERE]


                             CURRENCY: U.S. Dollar

               DATE        VOLUME        HIGH    LOW     CLOSE
              ------       ------        ----    ---    ------
             12/19/94        125        64.375  63.375  63.500
             12/20/94        116        63.500  63.000  63.250
             12/21/94         65        64.500  63.750  64.000
             12/22/94                   65.000  64.000  64.500
             12/23/94         20        64.750  64.625  64.750
             12/27/94        100        66.500  66.000  66.000
             12/28/94        225        67.750  66.125  66.125
             12/29/94         97        66.875  66.000  66.875
             12/30/94         10        67.000  66.000  67.000
             1/03/95          15        67.000  66.000  67.000
             1/04/95         255        68.875  68.000  68.000
             1/05/95         128        68.750  68.000  68.750
             1/06/95         304        68.750  68.125  68.250
             1/09/95         206        68.625  68.375  68.625
             1/10/95         761        70.000  68.625  68.625
             1/11/95         824        69.375  68.750  68.750
             1/12/95         435        69.250  68.500  69.250
             1/13/95         336        69.375  69.000  69.250
             1/16/95         350        70.375  69.250  70.250
             1/17/95         136        72.375  70.750  72.375
             1/18/95         610        72.750  70.000  70.500
             1/19/95          57        70.500  70.250  70.250
             1/20/95         864        70.375  69.625  69.625
             1/23/95          98        70.250  69.000  70.250
             1/24/95          91        69.750  69.500  69.500
             1/25/95          90        69.250  69.250  69.250
             1/26/95         133        69.500  69.125  69.250
             1/27/95          38        69.500  69.000  69.250
             1/30/95          53        69.500  68.500  69.500
             1/31/95          60        69.375  68.750  69.375
             2/01/95          72        69.875  69.375  69.500
             2/02/95         452        70.000  68.000  68.000
             2/03/95         127        68.750  67.875  68.625
             2/06/95         472        69.000  68.375  69.000
             2/07/95          90        69.500  69.250  69.500
             2/08/95         115        69.500  69.000  69.250
             2/09/95          62        69.750  69.000  69.375
             2/10/95         223        69.750  69.500  69.750
             2/13/95         109        70.250  70.000  70.000
             2/14/95          40        70.750  70.000  70.750
             2/15/95         101        72.000  71.000  71.875
             2/16/95          92        71.750  71.250  71.500
             2/17/95          60        71.375  71.250  71.375
             2/21/95         152        71.875  71.375  71.375
             2/22/95         171        71.500  71.000  71.250
             2/23/95          18        71.625  71.500  71.500
             2/24/95          30        71.000  71.000  71.000
             2/27/95         100        71.000  70.000  71.000
             2/28/95          96        71.500  71.000  71.500
             3/01/95         406        73.750  72.500  73.250
             3/02/95         322        74.000  73.250  73.750
             3/03/95          20        73.750  73.750  73.750
             3/06/95         206        73.000  72.500  72.500
             3/07/95         375        73.000  72.000  72.000
             3/08/95         166        72.875  72.250  72.875
             3/09/95         110        74.000  73.000  73.750
             3/10/95          55        75.000  73.750  73.750
             3/13/95         108        74.000  73.500  74.000
             3/14/95          70        73.750  73.500  73.750
             3/15/95          93        74.000  73.750  74.000
             3/16/95          97        75.000  73.750  75.000
             3/17/95         196        75.000  74.000  74.250
             3/20/95          39        74.250  74.000  74.000
             3/21/95          77        74.250  73.750  74.250
             3/22/95         123        74.250  73.500  73.500
             3/23/95          55        74.500  74.125  74.500
             3/24/95          75        75.000  74.500  74.500
             3/27/95         101        76.500  75.000  75.500
             3/28/95          35        75.500  75.500  75.500
             3/29/95           5        75.125  75.125  75.125
             3/30/95         143        75.750  75.500  75.500
             3/31/95         145        76.000  75.750  76.000
             4/03/95         127        75.500  75.500  75.500
             4/04/95          85        76.875  76.000  76.500
             4/05/95          93        76.250  75.500  76.250
             4/06/95         318        77.500  76.000  77.000
             4/07/95          55        78.000  77.250  78.000
             4/10/95          70        78.000  77.500  78.000
             4/11/95          46        77.750  77.500  77.500
             4/12/95          49        77.500  77.375  77.375
             4/13/95          64        78.000  77.250  78.000
             4/17/95           6        77.500  77.500  77.500
             4/18/95                    78.000  77.000  77.500
             4/19/95           7        77.375  77.375  77.375
             4/20/95          18        77.500  77.000  77.000
             4/21/95         227        77.250  77.000  77.250
             4/24/95         103        78.000  77.125  77.875
             4/25/95         369        72.250  72.000  72.000
             4/26/95          71        72.000  71.625  71.750
             4/27/95         262        72.000  71.000  72.000
             4/28/95           8        72.000  71.000  72.000
             5/01/95          21        71.875  71.000  71.000
             5/02/95          11        71.625  71.000  71.625
             5/03/95         195        72.000  71.750  72.000
             5/04/95         269        74.250  73.000  74.000
             5/05/95         130        74.500  74.250  74.500
             5/08/95         152        75.000  74.500  75.000
             5/09/95         135        76.000  75.000  75.000
             5/10/95          57        75.250  74.500  74.500
             5/11/95          48        75.000  74.750  75.000
             5/12/95         154        76.000  75.000  76.000
             5/15/95          93        76.750  74.500  75.000
             5/16/95          25        76.000  76.000  76.000
             5/17/95         131        77.000  76.000  76.000
             5/18/95         707        77.750  76.000  76.000
             5/19/95          28        76.000  75.500  76.000
             5/22/95          14        76.000  75.500  75.500
             5/23/95          35        76.500  76.500  76.500
             5/24/95         218        77.000  75.750  76.000
             5/25/95         244        76.000  75.750  75.750
             5/26/95          46        76.250  75.500  75.500
             5/30/95          68        76.000  75.625  75.625
             5/31/95         236        76.500  74.500  74.500
             6/01/95         367        75.500  74.500  75.500
             6/02/95          78        76.000  75.500  76.000
             6/05/95         263        78.250  76.500  78.000
             6/06/95         163        80.500  79.000  79.375
             6/07/95         315        83.000  82.000  82.750
             6/08/95          88        82.500  81.000  81.875
             6/09/95          18        81.000  79.000  79.000
             6/12/95         161        79.625  78.250  79.625
             6/13/95          47        80.000  79.000  80.000
             6/14/95           5        79.625  79.625  79.625
             6/15/95          27        78.500  78.500  78.500
             6/16/95         182        77.500  77.000  77.250
             6/19/95         114        77.250  76.750  77.250
             6/20/95          46        77.000  76.500  76.500
             6/21/95          95        77.500  77.250  77.500
             6/22/95          89        79.000  78.000  79.000
             6/23/95         607        80.000  79.500  80.000
             6/26/95          10        79.000  79.000  79.000
             6/27/95         231        81.000  79.750  80.500
             6/28/95                    80.500  80.000  80.250
             6/29/95                    80.500  79.500  80.000
             6/30/95          25        80.500  80.500  80.500
             7/03/95                    80.000  79.000  79.500
             7/05/95         152        81.000  79.000  79.000
             7/06/95          57        81.000  80.500  81.000
             7/07/95          94        82.000  81.750  82.000
             7/10/95          36        82.500  82.000  82.000
             7/11/95          41        82.500  82.500  82.500
             7/12/95           6        82.500  82.500  82.500
             7/13/95          35        83.000  82.000  82.000
             7/14/95                    82.500  81.000  81.750
             7/17/95          10        82.250  82.250  82.250
             7/18/95          44        82.500  81.250  81.250
             7/19/95         142        82.000  79.500  80.500
             7/20/95         131        81.000  80.750  81.000
             7/21/95         448        83.000  81.500  82.750
             7/24/95         202        83.750  82.750  83.750
             7/25/95          75        86.500  83.750  86.500
             7/26/95          20        86.000  85.000  85.000
             7/27/95          65        85.750  84.000  84.000
             7/28/95                    85.000  84.500  84.750
             7/31/95          23        85.000  85.000  85.000
             8/01/95          74        85.750  85.500  85.750
             8/02/95          36        87.000  86.500  86.500
             8/03/95          68        87.000  86.000  86.500
             8/04/95          72        86.750  86.375  86.500
             8/07/95          43        86.500  86.500  86.500
             8/08/95          20        86.750  86.500  86.750
             8/09/95          25        86.750  86.000  86.750
             8/10/95          41        86.000  85.000  85.000
             8/11/95          17        85.500  85.000  85.000
             8/14/95          50        86.000  86.000  86.000
             8/15/95           5        86.000  86.000  86.000
             8/16/95          38        85.000  84.625  84.625
             8/17/95         236        84.625  84.000  84.250
             8/18/95          11        84.500  84.000  84.500
             8/21/95          15        84.375  84.000  84.375
             8/22/95         239        84.500  83.750  84.000
             8/23/95          54        83.750  83.625  83.625
             8/24/95          43        84.000  83.000  83.625
             8/25/95          28        83.750  83.250  83.750
             8/28/95          77        84.000  83.500  83.750
             8/29/95         100        84.500  84.125  84.125
             8/30/95         162        84.250  84.000  84.250
             8/31/95         192        84.250  83.750  84.250
             9/01/95                    84.750  84.000  84.375
             9/05/95         118        84.500  84.000  84.500
             9/06/95         347        84.500  84.250  84.375
             9/07/95         373        84.750  84.125  84.125
             9/08/95          85        85.250  85.000  85.000
             9/11/95          15        84.500  84.500  84.500
             9/12/95         606        87.500  85.500  87.500
             9/13/95         444        88.000  87.000  88.000
             9/14/95         250        88.500  87.500  87.500
             9/15/95         250        88.500  88.000  88.500
             9/18/95          58        88.500  87.500  87.750
             9/19/95          39        88.250  88.000  88.250
             9/20/95         378        89.000  87.500  88.500
             9/21/95         658        89.250  88.750  88.750
             9/22/95         104        88.750  88.500  88.750
             9/25/95          75        88.750  88.625  88.625
             9/26/95         242        89.500  89.000  89.500
             9/27/95         155        89.500  89.000  89.000
             9/28/95         198        89.500  89.000  89.375
             9/29/95         190        89.750  89.000  89.750
             10/02/95        190        90.000  89.375  89.625
             10/03/95        406        89.625  89.000  89.500
             10/04/95        143        89.000  87.875  87.875
             10/05/95        268        88.750  87.750  88.750
             10/06/95         49        88.625  88.500  88.500
             10/09/95         88        90.000  88.500  89.500
             10/10/95        802        89.500  89.000  89.250
             10/11/95        118        89.875  89.000  89.875
             10/12/95        178        89.875  89.250  89.375
             10/13/95        156        91.000  89.750  90.000
             10/16/95        210        90.250  90.250  90.250
             10/17/95        101        90.250  90.000  90.250
             10/18/95         28        90.250  89.500  89.500
             10/19/95        266        90.250  89.750  89.875
             10/20/95        116        89.750  89.250  89.625
             10/23/95        251        90.000  89.500  89.875
             10/24/95         32        89.750  89.000  89.750
             10/25/95        216        89.750  89.000  89.250
             10/26/95         61        89.500  89.250  89.250
             10/27/95         56        90.000  89.250  90.000
             10/30/95        344        87.000  85.000  86.000
             10/31/95        110        86.125  85.500  85.500
             11/01/95        100        86.000  85.500  86.000
             11/02/95        831        87.000  85.750  86.500
             11/03/95         52        87.000  86.750  86.750
             11/06/95         55        87.000  86.750  87.000
             11/07/95         44        87.000  86.375  86.875
             11/08/95        109        87.500  87.000  87.500
             11/09/95         59        87.500  87.500  87.500
             11/10/95         58        87.500  87.250  87.500
             11/13/95        123        87.375  86.250  87.250
             11/14/95         69        87.250  86.500  87.250
             11/15/95        147        87.000  86.500  87.000
             11/16/95         43        87.000  86.250  86.500
             11/17/95        181        87.000  86.250  86.500
             11/20/95        188        88.250  87.375  87.500
             11/21/95          5        87.750  87.125  87.125
             11/22/95         92        87.875  87.000  87.500
             11/24/95                   88.250  87.000  87.625
             11/27/95         41        88.250  88.000  88.000
             11/28/95         44        87.750  87.000  87.750
             11/29/95         62        87.875  87.125  87.125
             11/30/95         15        87.875  87.125  87.125
             12/01/95         10        88.000  87.875  88.000
             12/04/95        303        88.875  88.000  88.875
             12/05/95          6        89.500  89.500  89.500
             12/06/95        154        91.500  90.250  91.500
             12/07/95        112        90.875  90.625  90.625
             12/08/95        484        92.000  91.000  91.500
             12/11/95        172        91.000  90.875  90.875
             12/12/95          6        91.000  91.000  91.000
             12/13/95        681        92.750  91.375  92.500
             12/14/95         91        92.625  92.000  92.625
             12/15/95         86        93.000  92.500  92.500
             12/18/95        656        92.875  92.500  92.500
             12/19/95         94        93.000  92.500  92.500
             12/20/95        220        93.500  93.000  93.500
             12/21/95        145        96.000  94.750  96.000
             12/22/95                   95.500  94.625  95.063
             12/26/95         70        95.500  95.000  95.000
             12/27/95        349        95.750  95.500  95.625
             12/28/95        395        96.500  95.750  95.750
             12/29/95         21        96.250  96.000  96.250
             1/02/96         532        97.000  96.125  97.000
             1/03/96         309        98.000  97.125  98.000
             1/04/96         155        98.000  96.500  96.500
              1/05/96         254        98.000  97.500  97.875